UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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CBS Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 14, 2006

Dear Stockholder:

              You are cordially invited to attend the 2006 Annual Meeting of Stockholders of CBS Corporation, which will be held at the Equitable Center, 787 Seventh Avenue (at 51st Street), New York, New York at 10:30 a.m., Eastern Daylight Time, on Thursday, May 25, 2006. Holders of CBS Corporation Class A Common Stock are being asked to vote on the matters listed in the attached Notice of 2006 Annual Meeting of Stockholders.

              If you hold shares of Class A Common Stock, please complete, sign, date and return the enclosed proxy card promptly to ensure that your shares will be voted at the Annual Meeting. Alternatively, you may vote by telephone or the Internet by following the instructions on the enclosed proxy card, or if you attend the Annual Meeting, you may vote your shares in person.

              National Amusements, Inc., which as of March 31, 2006 beneficially owned shares of Class A Common Stock representing approximately 73% of the voting power of CBS Corporation's common stock, has advised CBS Corporation that it intends to vote all of its shares of Class A Common Stock in favor of each of the matters listed in Items 1-5 in the attached notice and against the matter listed in Item 6 in the attached notice. Therefore, such approval or disapproval of those matters, as indicated, is assured.

              If you plan to attend the Annual Meeting and are a registered holder of Class A Common Stock, you will need to mark the appropriate box on the enclosed proxy card, or so indicate when you vote by telephone or the Internet, and an admission ticket will be sent to you. If you are a registered holder of Class B Common Stock or you hold shares of Class A or Class B Common Stock in a brokerage account and you plan to attend the Annual Meeting, you will need to obtain an admission ticket in advance by sending a written request along with proof of ownership, such as your brokerage firm account statement, to Manager, Shareholder Relations, CBS Corporation, 51 West 52nd Street, New York, NY 10019.

              If you would like to register to receive the materials relating to the Annual Meeting electronically next year instead of by mail, please go to www.icsdelivery.com/cbs and follow the instructions to enroll. We highly recommend that you consider electronic delivery of these documents as it helps to lower the Company's costs and reduce the amount of paper mailed to your home.

              We appreciate your interest in and support of CBS Corporation and look forward to seeing you at the Annual Meeting.

SUMNER M. REDSTONE Executive Chairman and Founder	LESLIE MOONVES President and Chief Executive Officer

CBS CORPORATION

NOTICE OF 2006 ANNUAL MEETING OF STOCKHOLDERS
AND PROXY STATEMENT

To CBS Corporation Stockholders:

              The 2006 Annual Meeting of Stockholders of CBS Corporation (the "Company") will be held at the Equitable Center, 787 Seventh Avenue (at 51st Street), New York, New York at 10:30 a.m., Eastern Daylight Time, on Thursday, May 25, 2006. The principal business of the meeting will be the consideration of the following matters:

    1.
    The election of 12 directors;

    2.
    The ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company's independent auditor for fiscal year 2006;

    3.
    A proposal to approve an amendment to the Company's 2004 Long-Term Management Incentive Plan;

    4.
    A proposal to approve an amendment to the Company's 2000 Stock Option Plan for Outside Directors;

    5.
    A proposal to approve an amendment to the Company's 2005 RSU Plan for Outside Directors;

    6.
    A stockholder proposal set forth in the proxy statement; and

    7.
    Such other business as may properly come before the Annual Meeting.

              The close of business on March 31, 2006 has been fixed as the record date for determining the holders of shares of CBS Corporation Class A Common Stock entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. For a period of at least ten days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the Annual Meeting will be open to the examination of any stockholder during ordinary business hours at the Company's corporate headquarters located at 51 West 52nd Street, New York, New York 10019.

                      By order of the Board of Directors,

                      ANGELINE C. STRAKA
                       Secretary

April 14, 2006

CBS CORPORATION
2006 PROXY STATEMENT

VOTING AND SOLICITATION OF PROXIES

Solicitation of Proxies

              A proxy is being solicited by the Board of Directors of CBS Corporation, a Delaware corporation ("CBS Corporation" or the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 25, 2006 at 10:30 a.m., Eastern Daylight Time. The close of business on March 31, 2006 is the record date for determining the holders of the Company's Class A Common Stock, par value $0.001 per share, entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. Holders of Class A Common Stock will receive a proxy card or voting instruction card to vote their shares. Holders of the Company's non-voting Class B Common Stock, par value $0.001 per share, will receive this proxy statement but are not entitled to vote at the Annual Meeting or any adjournment thereof.

              As of March 31, 2006, the Company had 64,210,013 outstanding shares of Class A Common Stock, each of such shares being entitled to one vote, and 707,913,421 outstanding shares of Class B Common Stock (together with the Class A Common Stock, the "Common Stock"). The Company intends to commence its distribution of this proxy statement and related materials on or about April 18, 2006.

Submission of Proxies

              The persons named in the proxy card (the "proxy holders") have been designated by the Company's Board of Directors to vote the shares represented by proxy at the Annual Meeting. The proxy holders are officers of the Company. They will vote the shares represented by each valid and timely received proxy in accordance with the holder's instructions, or if no instructions are specified, the shares represented by the proxy will be voted in accordance with the recommendations of the Board of Directors as described in this proxy statement. If any other matter properly comes before the Annual Meeting, the proxy holders will vote on that matter in their discretion.

              Holders of Class A Common Stock may submit a proxy in the following ways:

    •
    Complete, sign and date the proxy card or voting instruction card and return it in the envelope provided so that it is received prior to the Annual Meeting; or

    •
    By telephone or the Internet by following the instructions on the proxy card or voting instruction card. Your telephone or Internet proxy must be received no later than 11:59 p.m., Eastern Daylight Time, on May 24, 2006.

              Shares Held in 401(k) Plans.    Voting instructions relating to shares of Class A Common Stock held in the Company's 401(k) plans must be received no later than 11:59 p.m., Eastern Daylight Time, on May 23, 2006 so that the trustee of the plans (who votes the shares on behalf of plan participants) has adequate time to tabulate the voting instructions. Shares held in 401(k) plans that are not voted or for which the trustee does not receive timely voting instructions will be voted by the trustee in the same proportion as the shares held in the respective plan that are timely voted.

              Voting other than by Proxy.    While the Company encourages holders of Class A Common Stock to vote by proxy, holders of Class A Common Stock (other than shares held in a 401(k) plan) also have the option of voting their shares in person at the Annual Meeting.

Revocation of Proxies

              A proxy may be revoked before the voting deadline by sending written notice to Angeline C. Straka, Secretary, CBS Corporation, 51 West 52nd Street, New York, NY 10019, or by submission (including telephonic or Internet submission) of a proxy bearing a later date than the proxy being revoked to ADP Proxy Services, P.O. Box 9163, Farmingdale, NY 11735. Revocations made by telephone or the Internet must be received by 11:59 p.m., Eastern Daylight Time, on May 24, 2006. A holder may also revoke a proxy by voting in person at the Annual Meeting.

              Shares Held in 401(k) Plans.    Voting instructions relating to shares of Class A Common Stock held in the Company's 401(k) plans may be revoked prior to 11:59 p.m., Eastern Daylight Time, on May 23, 2006 by sending written notice to Angeline C. Straka, Secretary, CBS Corporation, 51 West 52nd Street, New York, NY 10019, or by submission (including telephonic or Internet submission) of voting instructions bearing a later date than the voting instructions being revoked to ADP Proxy Services, P.O. Box 9163, Farmingdale, NY 11735.

Quorum

              Under the Company's Amended and Restated Bylaws, the holders of a majority of the aggregate voting power of the CBS Corporation Class A Common Stock outstanding on the record date, present in person or represented by proxy at the Annual Meeting, shall constitute a quorum. Abstentions and broker non-votes will be treated as present for purposes of determining the presence of a quorum.

Matters to Be Considered at the Annual Meeting

              The Board of Directors recommends a vote FOR each of the following matters:

    1.
    The election of each of the 12 nominated directors;

    2.
    The ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company's independent auditor for fiscal year 2006;

    3.
    A proposal to approve an amendment to the Company's 2004 Long-Term Management Incentive Plan;

    4.
    A proposal to approve an amendment to the Company's 2000 Stock Option Plan for Outside Directors; and

    5.
    A proposal to approve an amendment to the Company's 2005 RSU Plan for Outside Directors.

              The Board of Directors recommends a vote AGAINST the following matter:

    6.
    A stockholder proposal presented on page 67.

              The affirmative vote of the holders of a majority of the aggregate voting power of Class A Common Stock present in person or represented by proxy at the Annual Meeting is required to approve each of the matters set forth above. A broker non-vote (as described below) will have no effect on such matters. An abstention with respect to any matter will have the effect of a vote against such matter.

              Beneficial holders of Class A Common Stock hold their shares in "street name" through a broker or other nominee. Under the rules of the New York Stock Exchange ("NYSE"), the broker or nominee may not be permitted to exercise voting discretion with respect to some matters to be acted upon at stockholders' meetings. Therefore, if a beneficial holder does not give the broker or nominee specific voting instructions, the holder's shares may not be voted on those matters and a broker non-vote will occur.

              As of March 31, 2006, National Amusements, Inc. ("National Amusements") beneficially owned through its wholly-owned subsidiary, NAIRI, Inc. ("NAIRI"), approximately 73% of the outstanding Class A Common Stock and approximately 11% of the outstanding Class A Common Stock and Class B Common Stock on a combined basis. Sumner M. Redstone, the controlling stockholder of National Amusements, is Executive Chairman and Founder of the Company. National Amusements has advised the Company that it intends to vote all of its shares of Class A Common Stock in favor of each of the matters listed as Items 1-5 above and against the matter listed as Item 6 above. Such action by National Amusements will be sufficient to constitute a quorum and to approve, or disapprove, as indicated, each of the matters.

Cost of Proxy Solicitation and Inspector of Election

              The Company will pay the cost of the solicitation of proxies, including the preparation, printing and mailing of this proxy statement and the related materials. The Company will furnish copies of these materials to banks, brokers, fiduciaries and custodians that hold shares on behalf of beneficial owners so that they may forward the materials to the beneficial owners. The Company has retained IVS Associates, Inc. to tabulate the votes and serve as the independent inspector of election for the Annual Meeting.

Mailing Address

              The Company's mailing address is 51 West 52nd Street, New York, NY 10019.

CORPORATE GOVERNANCE

              CBS Corporation's corporate governance practices are established and monitored by its Board of Directors. The Board, with assistance from its Nominating and Governance Committee, regularly assesses CBS Corporation's governance practices in light of legal requirements and governance best practices. In several areas, CBS Corporation's practices go beyond the requirements of the NYSE corporate governance listing standards (the "NYSE listing standards"). For example, despite being a "controlled company" (which is a company of which more than 50% of the voting power is held by an individual or another company), CBS Corporation has a majority of independent directors on its Board and has an independent Compensation Committee and an independent Nominating and Governance Committee, none of which is required for controlled companies under the NYSE listing standards.

              CBS Corporation's principal governance documents are as follows:

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    Corporate Governance Guidelines

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    Board Committee Charters:
    •
    Audit Committee Charter
    •
    Compensation Committee Charter
    •
    Nominating and Governance Committee Charter

    •
    Business Conduct Statement

    •
    Supplemental Code of Ethics for Senior Financial Officers

              These documents are available in the "corporate governance" section of CBS Corporation's corporate website at www.cbscorporation.com, and copies of these documents may also be requested by writing to Investor Relations, CBS Corporation, 51 West 52nd Street, New York, NY 10019. The Company encourages its stockholders to read these documents, as we believe they illustrate CBS Corporation's commitment to good governance practices. Certain key provisions of these documents are summarized below.

Corporate Governance Guidelines

              CBS Corporation's Corporate Governance Guidelines (the "Guidelines") set forth the Company's corporate governance principles and practices on a variety of topics, including the responsibilities, composition and functioning of the Board, director qualifications, and the roles of the Board Committees. The Guidelines are assessed annually and are updated as needed. The Guidelines provide, among other things, that:

    •
    a majority of the members of the Board of Directors must be independent as determined under the NYSE listing standards and the standards set forth in the Guidelines;

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    all of the members of the Audit, Compensation and Nominating and Governance Committees must be independent;

    •
    separate executive sessions of the non-management directors and independent directors be held a minimum number of times each year;

    •
    the Board, acting on the recommendation of the Nominating and Governance Committee, shall determine whether a director candidate's service on more than three other public company boards of directors is consistent with service on the CBS Board;

    •
    director compensation be established in light of the policies set forth in the Guidelines and that directors are expected to meet stock ownership guidelines;

    •
    the non-management directors play an active role in succession planning, including the evaluation of the Executive Chairman and the Chief Executive Officer; and

    •
    the Board holds an annual self-evaluation to assess its effectiveness.

Board Committee Charters

              Each Board Committee operates under a written charter that has been adopted by the Board. The Company has three standing Committees: the Audit Committee, the Compensation Committee and the Nominating and Governance Committee. The Committee charters set forth the purpose, objectives and responsibilities of each Committee and discuss matters such as Committee membership requirements, number of meetings and the setting of meeting agendas. The charters are assessed annually and are updated as needed. More information on the Committees, their respective roles and responsibilities and their charters can be found under "CBS Corporation's Board of Directors—Board Committees."

Business Conduct Statement

              The Company's Business Conduct Statement ("BCS") sets forth the Company's standards for ethical conduct that are expected of all directors and employees of the Company and its subsidiaries. The BCS was recently revised, and the revised BCS is available on the Company's website at www.cbscorporation.com. The revised BCS will be distributed to the Company's directors and employees worldwide as an update to previous distributions of the BCS. As part of the Company's compliance and ethics program, directors and employees are required to certify as to compliance with the BCS and must disclose any potential conflicts of interest on an on-going basis. The Company will also implement electronic training programs on the BCS. The BCS addresses, among other things, topics such as:

    •
    Compliance with laws, rules and regulations, including the Foreign Corrupt Practices Act;

    •
    Conflicts of interest, including the disclosure of potential conflicts to the Company;

    •
    Confidentiality, insider information and trading, and fair disclosure;

    •
    Financial accounting and improper payments;

    •
    CBS Corporation's commitment to being an equal opportunity employer and to providing a bias-free and harassment-free workplace environment;

    •
    Fair dealing and relations with competitors, customers and suppliers;

    •
    Health, safety and the environment; and

    •
    Political contributions and payments.

              The BCS also provides numerous avenues for employees to report violations of the BCS or any matters of concern anonymously or with attribution to the appropriate officers of the Company and/or the Audit Committee. These avenues include telephone hotlines (in the United States and for international locations), email contacts and reporting through various internal websites at CBS Corporation and its subsidiaries. The BCS makes clear that retaliation against an employee for a report made in good faith will not be tolerated.

              Waivers of the BCS for the Company's executive officers or directors will be disclosed on the Company's website at www.cbscorporation.com or by Form 8-K filed with the Securities and Exchange Commission ("SEC").

Supplemental Code of Ethics for Senior Financial Officers

              The Supplemental Code of Ethics is applicable to the Company's Executive Chairman, President and Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer. The Supplemental Code of Ethics addresses matters specific to those senior financial positions in the Company, including responsibility for the disclosures made in CBS Corporation's filings with the SEC, reporting obligations with respect to certain matters and a general obligation to promote honest and ethical conduct within the Company. The senior financial officers are also required to comply with the BCS. Amendments to or waivers of the Supplemental Code of Ethics for these officers will be disclosed on the Company's website at www.cbscorporation.com or by Form 8-K filed with the SEC. Other than the waiver of conflict of interest in connection with the Company's agreement with National Amusements and NAIRI under which they participate in the Company's stock purchase program (see "Related Party Transactions" for more information), no waivers of the BCS or Supplemental Code of Ethics for Senior Financial Officers have been granted. The National Amusements/NAIRI waiver is posted on the Company's website.

CBS CORPORATION'S BOARD OF DIRECTORS

              In June 2005, former Viacom Inc. ("Former Viacom") announced a plan to separate into two publicly-traded companies, which was completed on December 31, 2005 (the "Separation"). To effect the Separation, Former Viacom created a new publicly traded company which, upon the Separation, was named "Viacom Inc." ("New Viacom"). Also upon the Separation, Former Viacom changed its name to "CBS Corporation."

              The Company's Board of Directors is currently comprised of 12 members: David R. Andelman, Joseph A. Califano, Jr., William S. Cohen, Philippe P. Dauman, Charles K. Gifford, Bruce S. Gordon, Leslie Moonves, Shari Redstone, Sumner M. Redstone, Ann N. Reese, Judith A. Sprieser and Robert D. Walter. Of the current members of the Board, Charles K. Gifford, Bruce S. Gordon, Leslie Moonves, Ann N. Reese and Judith A. Sprieser were elected effective upon the Separation to fill the vacancies in the Board created in connection with the Separation. All of the other current members of the Board were elected at the Company's 2005 Annual Meeting of Stockholders.

              During 2005, the Board of Directors held 14 meetings and acted by unanimous written consent 4 times. Each incumbent director attended at least 75% of the meetings of the Board and Committees on which such director served. In addition to Board and Committee meetings, directors are expected to attend the Annual Meeting, and all but one of the directors standing for election in 2005 were present at the Company's 2005 Annual Meeting of Stockholders.

Director Independence

              The Company's Corporate Governance Guidelines provide that a majority of the Company's directors must be independent of the Company, as "independence" is defined in the NYSE listing standards and in the Guidelines. The NYSE listing standards set forth five "bright-line" tests that require a finding that a director is not independent if the director fails any of the tests. In addition, the NYSE listing standards provide that a director is not independent unless the Board affirmatively determines that the director has no "material relationship" with the Company. The Company's Guidelines set forth categorical standards to assist the Board in determining what constitutes a "material relationship" with the Company. Generally under these categorical standards, the following relationships are deemed not to be material:

    •
    the types of relationships identified by the NYSE listing standard's bright-line tests, if they occurred more than five years ago (the Board will review any such relationship if it occurred more than three but less than five years ago);

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    a relationship whereby the director has received, or an immediate family member of the director has received for service as an executive officer, less than $100,000 in direct compensation from the Company during any twelve-month period within the last three years; and

    •
    a relationship where the director is an executive officer or employee, or an immediate family member of the director is an executive officer, of the following:

    •
    a company that made payments to or received payments from CBS for property or services in an amount that, in any of the last three fiscal years, is less than 1% of such company's annual consolidated gross revenues;

      •
      a company which is either indebted to or a creditor of the Company in an amount that is less than 1% of such indebted company's total consolidated assets; and

      •
      a tax-exempt organization that received contributions from the Company in the prior fiscal year in an amount less than the greater of $500,000 or 1% of that organization's consolidated gross revenues.

              For relationships that exceed the thresholds set forth above, the determination of whether the relationship is material or not, and therefore whether the director would be independent or not, shall be made by the directors who are independent. In addition, the Guidelines state that, generally, the types of relationships not addressed by the NYSE listing standards or described in the Guidelines will not cause an otherwise independent director to be considered not independent. However, the Board may determine that a director is not independent for any reason it deems appropriate.

              In March 2006, the Board reviewed the independence of the directors nominated for election at the Annual Meeting to determine which director nominees meet these independence standards. As a result of this review and considering the recommendation of the Nominating and Governance Committee, the Board determined that eight of the twelve director nominees are independent. The independent director nominees are directors Califano, Cohen, Dauman, Gifford, Gordon, Reese, Sprieser and Walter.

Board Committees

              The following chart sets forth the current membership of each Board Committee. The Board reviews and determines the membership of the Committees at least annually.

Committee	Members
Audit Committee	Charles K. Gifford, Chair
Joseph A. Califano, Jr.
Bruce S. Gordon
Compensation Committee	Judith A. Sprieser, Chair
Ann N. Reese
Robert D. Walter
Nominating and Governance	Joseph A. Califano, Jr., Chair
Committee	Charles K. Gifford Judith A. Sprieser

              During 2005, the Audit Committee held 11 meetings, the Compensation Committee held 9 meetings and the Nominating and Governance Committee held 13 meetings. Information about the Committees, their respective roles and responsibilities and their charters is set forth below.

Audit Committee

              The Audit Committee Charter provides that the Committee will be comprised of at least three members and that all of the members on the Committee must be independent directors. Also, the Committee must have at least one audit committee financial expert and all Audit Committee members must be financially literate. The Committee holds at least six regular meetings each year, and it regularly meets separately at these meetings with the independent auditor, the Company's General

Counsel, its Vice President of Internal Audit and other members of the Company's senior management. The Committee is responsible for the following, among other things:

    •
    the appointment, retention, termination, compensation, and oversight of the Company's independent auditor, including reviewing with the independent auditor the scope of the audit plan and audit fees;

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    reviewing the Company's financial statements and related disclosures, including with respect to internal control over financial reporting;

    •
    oversight of the Company's internal audit function; and

    •
    oversight of the Company's compliance with legal and regulatory requirements.

              For additional information on the Committee's role and its oversight of the independent auditor during 2005, see "Report of the Audit Committee."

              Audit Committee Financial Experts.    The Board of Directors has determined that all of the members of the Audit Committee are "financially literate," as that term is interpreted by the Board in its business judgment. In addition, the Board has determined that of the members of the Audit Committee that are standing for election, directors Gifford and Gordon qualify as "audit committee financial experts," as that term is defined in the regulations promulgated under the Securities Act of 1933, as amended (the "Securities Act"), both of whom are independent directors.

              Service on the Audit Committees of Other Public Companies.    The Company does not restrict the number of other audit committees on which members of its Audit Committee may serve. Mr. Gifford, the Chair of the Committee, does not serve on any other public company audit committee. Each of Mr. Califano and Mr. Gordon currently serves on one other public company audit committee.

Compensation Committee

              The Compensation Committee Charter provides that the Committee will be comprised of at least three members and that all of the members on the Committee must be independent directors and must be "outside directors" as defined by Section 162(m) of the Internal Revenue Code of 1986, as amended. The Committee holds at least four regular meetings each year and is responsible for the following, among other things:

    •
    establishing and regularly reviewing the Company's general compensation philosophy, strategy and principles;

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    reviewing and approving the total compensation packages for the Executive Chairman, the Chief Executive Officer, the Company's other executive officers, the operating managers who report directly to the Chief Executive Officer, and other persons among the Company's most highly compensated executives (other than "talent" (as such term is commonly used in the media or entertainment industries)); and

    •
    overseeing the administration of the Company's incentive compensation plans (including the bonus plan for executives subject to Section 162(m)) and its equity compensation plans.

              For additional information on the Committee's role, see "Report of the Compensation Committee on Executive Compensation."

Nominating and Governance Committee

              The Nominating and Governance Committee's Charter provides that the Committee will be comprised of at least three members and that all of the members on the Committee must be independent directors. The Committee holds at least three regular meetings each year and is responsible for the following, among other things:

    •
    identifying and recommending to the Board nominees for election to the Board and reviewing the composition of the Board as part of this process;

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    overseeing all aspects of the Company's corporate governance initiatives, including regular assessments of its principal governance documents;

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    establishing criteria for the annual self-evaluations of the Board and its Committees;

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    making recommendations to the Board on director compensation matters;

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    monitoring developments in the law and practice of corporate governance; and

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    developing and recommending items for Board meeting agendas.

              The members of the Nominating and Governance Committee also chair the executive sessions of non-management and independent directors on a rotating basis.

              2006 Director Nomination Process.    In connection with the 2006 director nomination process, the Committee reviewed the current composition of the Board in light of the considerations set forth in its charter, the Company's Corporate Governance Guidelines and the recent discussions that resulted in the reconstituting of the Board at the time of the Separation. The Committee also considered input received from directors on Board member qualifications and Board composition. After taking these considerations into account, the Committee determined to recommend to the Board that all current members of the Board be invited to stand for election at the Annual Meeting.

              In connection with the Separation, the Nominating and Governance Committee retained a search firm to assist its efforts to identify potential candidates for membership on the Board. This search firm discussed with the Committee the desired background and qualifications of the Company's director candidates and matters relating to the composition, size and functioning of the Board, and worked with the Committee to identify potential candidates meeting those requirements. No search firm played a role in the nomination process for any of the director nominees with respect to the 2006 Annual Meeting.

              Stockholder Recommendations for Director.    The Committee will consider candidates for director recommended by the stockholders of the Company. All recommendations by stockholders for potential director candidates, which shall include written materials with respect to the potential candidate, should be sent to Angeline C. Straka, Secretary, CBS Corporation, 51 West 52nd Street, New York, NY 10019. The Company's Guidelines and Nominating and Governance Committee Charter set forth certain criteria for director qualifications and Board composition that stockholders should consider when making a recommendation. These criteria include an expectation that directors have substantial accomplishments in their professional backgrounds, are able to make independent, analytical inquiries, and exhibit practical wisdom and mature judgment. CBS directors should also possess the highest personal and professional ethics, integrity and values and be committed to promoting the long-term interests of CBS Corporation's stockholders. Director candidates recommended by stockholders who meet the director qualifications, which are described more fully in the Company's Guidelines and

Nominating and Governance Committee Charter, will be considered by the Chair of the Committee, who will present the information on the candidate to the entire Committee. All director candidates recommended by stockholders will be considered by the Committee in the same manner as any other candidate.

Communications with Directors

              Stockholders and other parties interested in contacting CBS Corporation's non-management directors may send an email to: nonmanagementdirectors@cbs.com or write to Non-Management Directors, CBS Corporation, 51 West 52nd Street, 35th Floor, New York, NY 10019. The non-management directors' contact information is also available on CBS Corporation's website at www.cbscorporation.com. Non-management directors have approved the process for handling communications received in this manner.

              Stockholders should also use the email and mailing address for the non-management directors to send communications to the Board. The process for handling stockholder communications to the Board received in this manner has been approved by independent directors of the Board. Correspondence relating to accounting or auditing matters will be handled in accordance with procedures established by the Audit Committee for such matters.

DIRECTOR COMPENSATION

              Directors of the Company who are not employees of the Company or any of its subsidiaries are "Outside Directors" as defined in the director plans described below. Outside Directors receive compensation for their service on the Board and are eligible to participate in these director plans. Messrs. Andelman, Califano, Cohen, Dauman, Gifford, Gordon and Walter, and Mses. Redstone, Reese and Sprieser are currently deemed Outside Directors. Messrs. Redstone and Moonves are not compensated for serving on the Board and are not eligible to participate in any director plans.

Cash Compensation

              The Company pays the following cash compensation to Outside Directors:

    •
    a $60,000 annual retainer, paid in equal installments quarterly in advance;

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    a per meeting attendance fee of $2,000 for each Board meeting;

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    a per meeting attendance fee of $2,000 to Committee members for each meeting of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee; and

    •
    a $20,000 annual retainer for the chair of each of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee, payable in equal installments quarterly in advance.

              In June 2005 the Board formed a Special Separation Committee, consisting of Messrs. Redstone, Dauman and Frederic V. Salerno, and Ms. Redstone, to provide oversight on the Separation transaction and review material agreements to be entered into in connection with the Separation. Upon completion of their duties in connection with the Separation, the members of the Special Separation Committee, except for Mr. Redstone, each received a one-time payment of $30,000. During 2005, the Board also maintained an Ad Hoc Committee, consisting of Messrs. Cohen (chair), Salerno and William A. Schwartz and a Strategic Planning Committee, consisting of Messrs. Dauman (chair), Charles E. Phillips, Jr. and Walter, and Ms. Redstone. Members of the Ad Hoc Committee and the Strategic Planning Committee were paid a per meeting attendance fee of $2,000, and the chair of each committee was paid a $20,000 annual retainer. In connection with the Separation, the Board dissolved the Ad Hoc Committee, the Special Separation Committee, and the Strategic Planning Committee.

Equity Compensation

              The Company maintains the amended and restated CBS Corporation 2000 Stock Option Plan for Outside Directors (the "Director Option Plan") and the amended and restated CBS Corporation 2005 RSU Plan for Outside Directors (the "Director RSU Plan").

Stock Options

              Outside Directors receive the following awards under the Director Option Plan:

    •
    an initial grant of 12,734 (10,000 prior to adjustments made in connection with the Separation, which we refer to as the "Separation Adjustment") stock options to purchase shares of CBS Corporation Class B Common Stock on the date the director joins the

      Board as, or otherwise becomes, an Outside Director, which options will vest one year from the date of grant; and

    •
    an annual grant of 5,093 (4,000 prior to the Separation Adjustment) stock options to purchase shares of CBS Corporation Class B Common Stock on January 31st of each year, which options will vest in three equal annual installments, on the first, second and third anniversaries of the date of grant.

The exercise price for the stock option grants made under the plan is the closing price of CBS Corporation Class B Common Stock on the NYSE on the date of grant, or if such day is not a business day, the next preceding business day.

Restricted Share Units

              Under the Director RSU Plan, Outside Directors receive an annual grant of restricted share units ("RSUs") on January 31st of each year equal to $55,000 in value based on the closing price of the CBS Corporation Class B Common Stock on the NYSE on the date of grant. The RSUs will vest one year from the date of grant. RSUs are payable to Outside Directors in shares of CBS Corporation Class B Common Stock upon vesting unless the Outside Director elects to defer settlement of the RSUs to a future date. Outside Directors are entitled to receive dividend equivalents on the RSUs in the event the Company pays a regular cash dividend on the Class B Common Stock. Dividend equivalents will accrue on the RSUs (including deferred RSUs) in accordance with the plan until the RSUs are settled, at which time the dividend equivalents are payable in shares of CBS Corporation Class B Common Stock, with fractional shares paid in cash.

Amendments

              In June 2005, in connection with the appointment of Ms. Redstone as Vice Chair of the Former Viacom board of directors, the Former Viacom board of directors determined that it was appropriate to begin compensating Ms. Redstone for her services as a board member in a manner consistent with Outside Directors. In connection therewith, the Former Viacom board amended the definition of Outside Director in both the Director Option Plan and the Director RSU Plan to no longer exclude from participation an employee of National Amusements or an immediate family member of a member of the Board who is an employee of National Amusements or the Company. The Board also amended the Director Option Plan to provide that Ms. Redstone receive, subject to stockholder approval, an initial grant of 10,000 stock options to purchase shares of Former Viacom's Class B common stock at the time of her appointment as Vice Chair. Ms. Redstone did not previously receive this initial grant as she was not previously an Outside Director and was therefore not compensated for board service. The stock options had an exercise price of $34.21, which was the closing price of Former Viacom's Class B common stock on the NYSE on June 14, 2005. In the Separation, Ms. Redstone's options were converted into options to purchase 4,886 shares of CBS Corporation Class B Common Stock with an exercise price of $26.8643 per share and options to purchase an equal number of New Viacom Class B common stock with an exercise price of $43.1508 per share. The amendments to the Director Option Plan and Director RSU Plan that enable Ms. Redstone to receive awards thereunder, and the 2005 grant of stock options to Ms. Redstone, are subject to approval by holders of CBS Corporation Class A Common Stock at the Annual Meeting. See "Item 4—Approval of the Amended and Restated CBS Corporation 2000 Stock Option Plan for Outside Directors" and "Item 5—Approval of the Amended and Restated CBS Corporation 2005 RSU Plan for Outside Directors" for more information.

Deferred Compensation Plan

              The Company maintains deferred compensation plans for Outside Directors (the "Director Deferred Compensation Plans"). Under the Director Deferred Compensation Plans, Outside Directors may elect to defer their Board and committee retainer and meeting fees for the upcoming calendar year. Deferred amounts are credited during a calendar quarter to an interest-bearing income account or a stock unit account in accordance with the director's prior election. Amounts credited to an income account bear interest at the prime rate in effect at the beginning of each calendar quarter. Amounts credited to a stock unit account are deemed invested in phantom units for an equal as possible number of shares of CBS Corporation Class A Common Stock and Class B Common Stock, calculated based on the closing market prices on the first day of the next calendar quarter. The table below sets forth the Class A Common Stock units and Class B Common Stock units credited during 2005 to stock unit accounts of the Company's current directors who participated during 2005. The amounts below reflect the Separation Adjustment.

Outside Director	Class A Common Stock Units	Class B Common Stock Units
David R. Andelman	655	661
Joseph A. Califano, Jr.	847	855
William S. Cohen	764	770
Shari Redstone	258	261
Robert D. Walter	896	906

              Upon a director's leaving the Board, the amounts deferred under the Director Deferred Compensation Plans are paid in cash in a lump sum or in three or five annual installments, based on the director's prior election, with the lump sum or initial annual installment becoming payable on the later of six months after the director leaves the Board (90 days after the director leaves the Board in the case of amounts deferred before January 1, 2005) or on January 15th of the following year. The value of a stock unit account is determined by reference to the average of the closing market prices of CBS Corporation Class A Common Stock and Class B Common Stock on the NYSE on each trading date during the four-week period ending five business days prior to the payment date. Amounts paid in installments accrue interest until the final installment is paid.

Other

              Expenses.    Directors are reimbursed for expenses incurred in attending Board, committee and stockholder meetings (including travel and lodging) in accordance with the Company's normal travel policies.

              Director Attendance at Certain Other Events.    Because CBS Corporation believes it is in its best interest for directors to participate in certain Company events and meet with management, customers, talent and others important to the Company, the Board has established a policy on director attendance at events. Under the policy, directors are allocated tickets without charge to attend specific events that have been designated as having a business purpose. In addition, the Company reimburses travel expenses to such events in accordance with its normal travel policies. The cost of tickets and travel to any events other than the designated events will be at the director's expense. The Nominating and Governance Committee is responsible for monitoring the implementation of the policy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

              The table below sets forth as of February 28, 2006, unless otherwise indicated, information concerning the beneficial ownership of the Company's Class A and Class B Common Stock by (i) each current director and director nominee, (ii) each named executive officer and (iii) the current directors and executive officers of the Company as a group. The information below does not reflect ownership of stock options or RSUs if such stock options or RSUs do not become exercisable or vest within 60 days from February 28, 2006. Each person has sole voting and investment power over the shares reported, except as noted. Also set forth below is information concerning the beneficial ownership by each person, or group of affiliated persons, who is known by the Company to beneficially own 5% or more of the Company's Class A Common Stock. As of February 28, 2006, there were 64,962,813 shares of CBS Corporation Class A Common Stock outstanding and 707,348,555 shares of CBS Corporation Class B Common Stock outstanding.

	Beneficial Ownership of Equity Securities
Name	Title of Security	Number of Shares		Percent of Class
David R. Andelman	Class A Common	2,736	(1)	*
	Class B Common	32,038	(1)(2)	*
Louis J. Briskman	Class A Common	0		*
	Class B Common	804,190	(2)(3)(4)	*
Joseph A. Califano, Jr.	Class A Common	2,151	(1)	*
	Class B Common	22,929	(1)(2)(3)	*
William S. Cohen	Class A Common	1,862	(1)	*
	Class B Common	19,699	(1)(2)	*
Philippe P. Dauman	Class A Common	0		*
	Class B Common	15,199	(2)	*
Charles K. Gifford	Class A Common	0		*
	Class B Common	4,000		*
Bruce S. Gordon	Class A Common	0		*
	Class B Common	3,493	(2)	*
Susan C. Gordon	Class A Common	377	(4)	*
	Class B Common	458,720	(2)(4)	*
Leslie Moonves	Class A Common	0		*
	Class B Common	7,990,847	(2)(3)(4)	1.1%
Shari Redstone	Class A Common	911	(1)(5)	*
	Class B Common	2,412	(1)(3)(5)	*
Sumner M. Redstone	Class A Common	46,829,454	(6)	72.1%
	Class B Common	45,023,364	(2)(4)(6)	6.3%
Ann N. Reese	Class A Common	286	(1)	*
	Class B Common	4,286	(1)	*
Fredric G. Reynolds	Class A Common	0		*
	Class B Common	1,054,513	(2)(3)(4)	*
Judith A. Sprieser	Class A Common	0		*
	Class B Common	5,000	(7)	*

Robert D. Walter	Class A Common	3,543	(1)	*
	Class B Common	135,760	(1)(2)(7)(8)	*
Current directors and executive officers as	Class A Common	11,866		*
a group, other than the interests of Mr. Redstone (22 persons)	Class B Common	12,634,007	(1)(3-5)(7-9)	1.8%
NAIRI, Inc./National Amusements, Inc.	Class A Common	46,829,414	(10)	72.1%
200 Elm Street Dedham, MA 02026	Class B Common	39,809,527	(10)	5.6%
Mario J. Gabelli (11)	Class A Common	4,844,623		7.5%
Gabelli Asset Management Inc. One Corporate Center Rye, NY 10580-1435

*
Represents less than 1% of the outstanding shares of the class.

(1)
Includes the following CBS Class A Common Stock units and Class B Common Stock units credited pursuant to the Company's deferred compensation plans for outside directors: Andelman, 2,736 Class A and 2,752 Class B; Califano, 2,151 Class A and 2,164 Class B; Cohen, 1,862 Class A and 1,873 Class B; Shari Redstone, 911 Class A and 912 Class B; Reese, 286 Class A and 286 Class B and Walter, 3,543 Class A and 3,564 Class B. Pursuant to the plans, the common stock units are payable in cash following termination of service as a director.

(2)
Includes the following shares of CBS Class B Common Stock which the indicated executive officer, director or director nominee had the right to acquire within 60 calendar days through the exercise of stock options: Andelman: 29,286; Briskman: 784,491 (includes options for 5,985 shares held in a family partnership and as to which he disclaims beneficial ownership); Califano: 17,826; Cohen: 17,826; Dauman: 12,699; Bruce Gordon: 3,493; Susan Gordon: 455,733; Moonves: 7,896,652 (includes options for 3,155 shares held by a family member as to which he disclaims beneficial ownership); Sumner Redstone: 4,981,855; Reynolds: 1,007,772; and Walter: 47,095.

(3)
The following shares of CBS Class B Common Stock which are included in the security ownership table for the indicated director or officer are owned by or for family members: Briskman, 2,784 shares held in a family partnership, as to which he disclaims beneficial ownership; Califano, 927 shares, as to which he disclaims beneficial ownership; Moonves, 395 shares, as to which he disclaims beneficial ownership; Ms. Redstone, 1,500 shares held in trusts for the benefit of Ms. Redstone's children for which she is a co-trustee; and Reynolds 982 shares, as to which he disclaims beneficial ownership.

(4)
Includes shares held through the CBS 401(k) plan.

(5)
Ms. Redstone is a stockholder of National Amusements and has a significant indirect beneficial interest in the Company shares owned by National Amusements.

(6)
Except for 40 shares of CBS Class A Common Stock owned directly by Mr. Redstone, all shares of CBS Class A Common Stock are owned beneficially by National Amusements. Except for 231,760 shares of CBS Class B Common Stock and 4,981,855 options to purchase shares of CBS Class B Common Stock (also described in footnote 2 above) owned directly by Mr. Redstone, 122 shares of CBS Class B Common Stock held by Mr. Redstone through the CBS 401(k) plan, and 100 shares of CBS Class B Common Stock held by Mr. Redstone's spouse, all shares of CBS Class B Common Stock are owned beneficially by National Amusements. Mr. Redstone can be reached at the address set forth on the above table for National Amusements.

(7)
Includes the following shares which the indicated director acquired after February 28, 2006: 5,000 shares of CBS Class B Common Stock purchased by Ms. Sprieser and 43,000 shares of CBS Class B Common Stock purchased by Mr. Walter.

(8)
Includes the following securities equivalent to CBS Class B Common Stock credited to Mr. Walter pursuant to the former CBS Corporation's deferred compensation plan and advisory director's plan: 145 CBS Class B Common Stock equivalents and 4,174 CBS Class B Common Stock units. Pursuant to the plan, the CBS Class B Common Stock equivalents are payable in shares of CBS Class B Common Stock following termination of service as a director and the CBS Class B Common Stock units are payable in shares of CBS Class B Common Stock or cash, or a combination thereof following termination of service as a director.

(9)
Includes 12,338,951 shares of CBS Class B Common Stock which the executive officers, directors and director nominees had the right to acquire within 60 calendar days through the exercise of stock options.

(10)
Mr. Redstone is the beneficial owner of the controlling interest in National Amusements and, accordingly, beneficially owns all such shares. NAIRI is a wholly owned subsidiary of National Amusements.

(11)
This information is based on a Schedule 13D dated January 3, 2006 and filed with the SEC by Gamco Investors, Inc. et al. on January 13, 2006. The Schedule 13D reported that the Gabelli entities collectively owned 7.3% of the Company's Class A Common Stock as of January 3, 2006. The Schedule 13D reported that Gabelli entities have investment discretion and/or voting power with respect to substantially all of such shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

              Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC and the NYSE. Executive officers, directors and greater than 10% stockholders are required by the Exchange Act to furnish the Company with copies of all Section 16(a) forms they file. Based upon the Company's compliance program, a review of the forms furnished to the Company and written representations, the Company believes that during 2005 its executive officers, directors and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements.

RELATED PARTY TRANSACTIONS

Agreements Related to the Separation

              National Amusements, the Company's controlling stockholder, is also the controlling stockholder of New Viacom. In connection with the Separation, New Viacom and CBS Corporation entered into a separation agreement, a tax matters agreement and a transition services agreement. The separation agreement, dated December 19, 2005, effected the Separation and identified assets to be transferred, liabilities to be assumed and obligations of each company following the Separation and included indemnification obligations for such liabilities. In accordance with the terms of the separation agreement, New Viacom paid to the Company in 2005 an estimated special dividend of $5.4 billion. Pursuant to the provisions of the separation agreement, the estimated special dividend is subject to adjustment, and on March 14, 2006, the Company submitted to New Viacom an adjustment to increase the estimated special dividend in the amount of approximately $460 million. The separation agreement also set forth certain agreements between New Viacom and CBS Corporation with respect to the period following the Separation. The tax matters agreement, dated December 30, 2005, sets forth the responsibilities of CBS Corporation and New Viacom with respect to, among other things, liabilities for federal, state, local and foreign income taxes for periods before and including the Separation, the preparation and filing of income tax returns for such periods, disputes with taxing authorities regarding income taxes for such periods and indemnification for income taxes that would become due if the Separation transaction were taxable. Pursuant to the transition services agreement, dated December 30, 2005, each of New Viacom and CBS Corporation provide certain specified services to each other on an interim basis, including the following services: general information systems and technology services, benefits and human resource information systems, uplinking facilities, payroll services, domain name administration, web hosting services and other limited services consistent with past practices for terms ranging from six months to two years.

              The businesses of New Viacom and CBS Corporation currently, and for the foreseeable future, will continue to work together pursuant to a variety of agreements. The Company believes that all such agreements have been negotiated on an arm's length basis between the applicable counterparties. Below is a brief description of certain of these agreements:

    Programming, Retransmission and Affiliation Agreements. New Viacom or its subsidiaries provide or distribute products through arrangements with the Company or its subsidiaries, and vice versa. Such arrangements include the following:

    •
    New Viacom and its subsidiaries on the one hand and the Company and its subsidiaries on the other hand are parties to numerous programming agreements and arrangements pursuant to which each receives programming from or sells programming to the other.

    •
    CBS Broadcasting, a division of the Company, provides retransmission rights that MTV Networks, a division of New Viacom, uses in connection with MTV Networks and BET affiliation deals with certain multi-system operators and satellite distributors.

    •
    Paramount Pictures, a division of New Viacom, continues to license feature films to Showtime Networks, a division of the Company, that are theatrically released through December 2007.

    •
    Paramount Pictures will continue to distribute product of CBS Paramount Television, a division of the Company, in the home entertainment market worldwide for two years following the Separation.

    Leases and Services Agreements. New Viacom or its subsidiaries provide the Company or its subsidiaries with various services and vice versa. Such arrangements include the following:

    •
    Paramount Pictures and the Company entered into a lease effective as of the Separation pursuant to which Paramount Pictures leases space and facilities on the Paramount Pictures studio lot to the Company.

    •
    New Viacom and its subsidiaries on the one hand and the Company and its subsidiaries on the other hand entered into various subleases pursuant to which each primary tenant provides office and other space to the other, including subleases from New Viacom to the Company for office space at 1515 Broadway, New York, New York and 1633 Broadway, New York, New York.

    License Agreements. New Viacom or its subsidiaries licenses intellectual property rights to the Company or its subsidiaries, and vice versa. Such arrangements include the following:

    •
    Paramount Pictures and the Company, effective as of the Separation, allocated between them rights to a number of properties previously owned by Paramount Pictures which had been used in both the television and theatrical motion picture media. With respect to these cross-over properties, each company which controls the rights to the property licenses to the other exclusive development in the other company's medium (television with respect to the Company and theatrical motion pictures with respect to Paramount Pictures), subject to consent not to be unreasonably withheld. Each company has direct-to-video rights for the properties it controls.

    •
    Paramount Pictures and the Company entered into licenses effective as of the Separation pursuant to which Paramount Pictures licenses the use of the name Paramount and related trademarks to the Company for its use with respect to the television production and sales/distribution operations formerly owned by Paramount Pictures and transferred to the Company in connection with the Separation, until June 30, 2009. Beginning on July 1, 2006, the Company may only use the Paramount name and related trademarks in connection with the CBS name and related trademarks.

    •
    MTV Networks, Paramount Consumer Products and Paramount Parks, a division of the Company, entered into a license effective as of the Separation pursuant to which Paramount Parks continues to use Nickelodeon and related trademarks and certain entertainment properties owned by MTV Networks for four years and continues to use Paramount and related trademarks, and certain entertainment properties owned or controlled by Paramount Pictures for ten years.

    •
    New Viacom and the Company entered into a license effective as of the Separation pursuant to which CBS Outdoor, a division of the Company, may continue to use the Viacom and Viacom Outdoor trademarks in its business for up to six years.

    •
    Simon and Schuster entered into licenses for various intellectual property rights owned by the businesses of New Viacom for use in its publishing products.

    Other Arrangements. Certain businesses of New Viacom place advertisements with the Company or its subsidiaries, and vice versa. In addition, Simon and Schuster sells its products to various businesses of New Viacom.

              In 2005, the businesses of CBS Corporation recorded total revenues of $173.6 million and total purchases of $154.9 million from transactions with the businesses of New Viacom.

Other Related Party Transactions

              On October 28, 2004, the Company entered into an agreement (the "NAIRI Agreement") with National Amusements and NAIRI pursuant to which the Company agreed to buy, and National Amusements and NAIRI agreed to sell, a number of shares of the Company's Class B Common Stock each month such that the ownership percentage of the Company's Class A Common Stock and Class B Common Stock (considered as a single class) held by National Amusements and/or NAIRI would not increase as a result of purchases of shares of the Company's Common Stock under its $8.0 billion stock purchase program announced in October 2004. In 2005, the Company recorded the purchase of 18.4 million shares of Former Viacom Class B Common Stock from NAIRI for approximately $628.9 million. The purchase price is determined on a monthly basis based on the volume-weighted average trading prices for the Class B Common Stock as reported by Bloomberg L.P. for trades permitted under Rule 10b-18 of the Exchange Act on days on which the Company purchased the Company's Common Stock in the open market under the Company's stock purchase program. The Company has made no purchases under the $8 billion buyback program in 2006 to date; therefore, no purchases from NAIRI have been made in 2006 to date. A copy of the NAIRI Agreement was filed with the SEC as Exhibit 10(a) to the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2004.

              National Amusements licenses films in the ordinary course of its business for its motion picture theaters from all major studios, including Paramount Pictures. In 2005, payments by National Amusements to Paramount Pictures for film licenses amounted to approximately $14.6 million. National Amusements licenses films from a number of unaffiliated companies, and the Company believes that the terms of the licenses between National Amusements and Paramount Pictures were no more or less favorable to Paramount Pictures than licenses between unaffiliated companies and National Amusements. In addition, National Amusements and Paramount Pictures have co-op advertising arrangements pursuant to which, in 2005, Paramount paid National Amusements approximately $734,000. Various divisions of the Company also engage in other transactions with National Amusements (e.g., movie ticket purchases and various promotional activities) from time to time, none of which the Company believes have been or will be material, individually or in the aggregate. Paramount Pictures was a division of the Company prior to the Separation and is no longer a division of the Company.

              In September 2005, Cinemas International Corporation N.V., a joint venture between the Company and Vivendi Universal, in which joint venture the Company owned a 50% interest, agreed to sell its Brazilian movie operations, to National Amusements for approximately $27.5 million in a transaction that closed in October 2005. The sale was discussed with multiple potential purchasers and negotiated on an arm's length basis, and the Company believes the terms are no more or less favorable than those that might have been negotiated with an unaffiliated party.

              Mr. Redstone and National Amusements own, directly and indirectly, an aggregate of approximately 87.6% of the common stock of Midway Games Inc. ("Midway") as of March 9, 2006. Midway places advertisements on several of the Company's former cable networks from time to time, which amounted to approximately $5.9 million in 2005. In addition, in 2004, Paramount Pictures, MTV Films and Midway announced agreements pursuant to which Paramount Pictures and MTV Films will acquire the film rights for certain Midway video games. No amounts were paid with respect to these agreements in 2005. In June 2005, MTV Networks and Midway entered into marketing and licensing arrangements with respect to certain Midway game titles. Under the arrangements, MTV Networks will provide certain licenses of its intellectual property to Midway and has the option to provide marketing support for the game titles. If the option is exercised, Midway has committed to purchasing advertising time from MTV Networks, paying MTV Networks a royalty on sales of the game titles, and allowing MTV Networks to sell certain advertisements within the games. No amounts were paid in respect of these arrangements in 2005. The Company believes that the volume and terms of these transactions were no more or less favorable to its former subsidiaries than they would have obtained from unrelated parties. Each of Paramount Pictures, MTV Films, and MTV Networks were divisions or subsidiaries of the Company prior to the Separation and are no longer divisions or subsidiaries of the Company.

              Mr. Redstone and National Amusements also own an aggregate of approximately 11% of the common stock of WMS Industries Inc. ("WMS") as of November 7, 2005. A CBS Corporation subsidiary and Paramount Pictures licensed to WMS the right to use certain brands for slot machines that WMS produces. In 2005, WMS paid the subsidiary and Paramount Pictures an aggregate of approximately $1.3 million in connection with these agreements. The Company believes that the terms of the licensing arrangements were no more or less favorable to its subsidiary or Paramount than it would have obtained from unrelated parties. The Company may continue to enter into licensing agreements with WMS in the future. Paramount Pictures was a division of the Company prior to the Separation and is no longer a division of the Company.

              National Amusements and AMC Entertainment, Inc., which also operates movie theater chains, entered into a joint venture agreement on February 29, 2000 with Hollywood Media Corp. (formerly Hollywood.com) to form MovieTickets.com, Inc. National Amusements owns approximately 27% of MovieTickets.com as of February 2, 2006. Shari Redstone, Vice Chair of the Board, is President and a director of National Amusements and is Co-Chairman and Co-Chief Executive Officer of MovieTickets.com. The Company acquired a 5% interest in MovieTickets.com in exchange for providing $25 million of advertising during the five-year period beginning August 2000. The Company provided $5.7 million of this advertising time in 2005. The advertising obligations under these arrangements expired on July 31, 2005. The Company currently owns no interest in MovieTickets.com. MovieTickets.com places advertising from time to time with various subsidiaries of the Company. In 2005, sales of advertising time to MovieTickets.com amounted to approximately $3 million. In addition, Paramount Pictures pays MovieTickets.com service charges in connection with movie tickets purchased through MovieTickets.com. These service charges amounted to approximately $40,000 in 2005. The Company believes that the terms of these transactions are no more or less favorable to the Company and the various subsidiaries than they would have obtained from unrelated parties. Paramount Pictures was a division of the Company prior to the Separation and is no longer a division of the Company.

              The National Center on Alcohol and Substance Abuse at Columbia University ("CASA"), of which Mr. Califano is Chairman and President, sponsors an annual "Family Day" event, the purpose of which is to encourage families to eat dinner together. In 2005, certain divisions of the Company supported the cause by airing public service announcements (PSAs) that promote Family Day. It is anticipated that divisions of the Company will from time to time promote Family Day. In addition, in 2005, the Company made a contribution of $100,000 to CASA and made a commitment to CASA to contribute $500,000, payable in equal installments over the subsequent five years, commencing with a $100,000 payment in 2006. In connection with the Separation, CBS Corporation and New Viacom will split equally all future payments for 2006 through 2010 under this commitment.

              From time to time Shari Redstone uses the Company aircraft for CBS Corporation business matters.

              Julie Chen, the wife of Mr. Moonves, is an anchor on CBS Networks' The Early Show and the host of the CBS Network show Big Brother. Ms. Chen's compensation is comparable to talent in similar positions at the CBS Network, and the Company believes it is comparable to entertainment talent in such positions generally.

              In November 1995, the Company entered into an agreement with Gabelli Asset Management Company ("GAMCO") pursuant to which GAMCO manages certain assets for qualified U.S. pension plans sponsored by the Company. In 2005 the Company paid GAMCO approximately $341,000 for such investment management services. The Company believes that the terms of the agreement with GAMCO are no more or less favorable to the Company than it could have obtained from unrelated parties. The fiduciaries of the U.S. pension plans are currently evaluating whether GAMCO will be retained to manage any of the assets of the plans. Entities that are affiliated with GAMCO collectively own 4,844,623 shares of the Company's Class A Common Stock, according to a Schedule 13D filed on January 13, 2006 with the SEC by such entities, which, as of February 28, 2006, represents approximately 7.5% of the outstanding shares of the class.

ITEM 1—ELECTION OF DIRECTORS

              The election of 12 directors is proposed by the Board of Directors, each director to hold office, in accordance with the Company's Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, for a term of one year and until his or her successor is duly elected and qualified. Of the current nominees for director, Charles K. Gifford, Bruce S. Gordon, Leslie Moonves, Ann N. Reese and Judith A. Sprieser are current members of the Board who were elected to fill the vacancies in the Board created in connection with the Separation, which elections were effective upon the Separation. The remaining director nominees are current members of the Board who were elected at the Company's 2005 Annual Meeting of Stockholders.

              In accordance with the Board's recommendation, the proxy holders will vote the shares of Class A Common Stock covered by the respective proxies for the election of each of the 12 director nominees set forth below, unless the stockholder gives instructions to the contrary. If, for any reason, any of the director nominees becomes unavailable for election, the proxy holders may exercise discretion to vote for substitute nominees proposed by the Board. Each of the director nominees has indicated that he or she will be able to serve if elected and has agreed to do so.

              Information about each director nominee is set forth below, including the director's business experience, tenure on the Company's Board, independence status as determined by the Board of Directors in accordance with the standards discussed under "CBS Corporation's Board of Directors—Director Independence," and service on the boards of directors of other publicly traded companies and investment companies.

David R. Andelman
Age 66 Director since 2000 Not Independent	Mr. Andelman is an attorney associated with the law firm of Lourie & Cutler, P.C. in Boston, Massachusetts since 1964. Mr. Andelman also serves as a director and treasurer of Lourie & Cutler. He is also a director of National Amusements, Inc.
Joseph A. Califano, Jr.
Age 74 Director since 2003 Independent	Mr. Califano is Chairman of the Board and President of The National Center on Addiction and Substance Abuse at Columbia University, a position he has held since 1992. Mr. Califano has served as Adjunct Professor of Public Health at Columbia University's Medical School and School of Public Health since 1992 and is a member of the Institute of Medicine of the National Academy of Sciences. He was senior partner of the Washington, D.C. office of the law firm Dewey Ballantine from 1983 to 1992. Mr. Califano served as the United States Secretary of Health, Education and Welfare from 1977 to 1979, and he served as President Lyndon B. Johnson's Assistant for Domestic Affairs from 1965 to 1969. He is the author of ten books. Mr. Califano is also a director of Midway Games Inc. and Willis Group Holdings Limited.

William S. Cohen
Age 65 Director since 2003 Independent	Mr. Cohen has been Chairman and Chief Executive Officer of The Cohen Group, a business consulting firm, since January 2001, and Chairman of The Cohen Group Financial Partners, a merchant banking firm, since February 2004. Prior to founding The Cohen Group, Mr. Cohen served as the United States Secretary of Defense from January 1997 to 2001. He also served as a United States Senator from 1979 to 1997 and as a member of the United States House of Representatives from 1973 to 1979. Mr. Cohen is also a director of American International Group, Inc. ("AIG") and Head N.V. AIG announced that Mr. Cohen has elected not to stand for re-election at the AIG 2006 Annual Meeting.
Philippe P. Dauman
Age 52 Director since 1987 Independent	Mr. Dauman has been Co-Chairman and Chief Executive Officer of DND Capital Partners, L.L.C., a private equity firm, since May 2000. Mr. Dauman served as Deputy Chairman of Former Viacom from 1996 until May 2000 and its Executive Vice President from 1994 until May 2000. From 1993 to 1998, Mr. Dauman also served as General Counsel and Secretary of Former Viacom. He is also a director of National Amusements, Inc., Lafarge North America Inc., and New Viacom.
Charles K. Gifford
Age 63 Director since the Separation Independent	Mr. Gifford has been Chairman Emeritus of Bank of America Corporation since February 2005. He was Chairman and Chief Executive Officer of BankBoston prior to its 1999 merger with Fleet Financial Group and became President and Chief Operating Officer of the combined companies. Mr. Gifford became Chief Executive Officer of FleetBoston Financial in 2001 and Chairman in 2002. Mr. Gifford is also a director of NSTAR and Bank of America.
Bruce S. Gordon
Age 60 Director since the Separation Independent	Mr. Gordon has been President and Chief Executive Officer of the National Association for the Advancement of Colored People (NAACP) since June 2005. In December 2003, Mr. Gordon retired from Verizon Communications where he had served as President, Retail Markets Group since June 2000. Prior to that, Mr. Gordon served as Group President, Enterprise Business with Bell Atlantic Corporation since December 1998. He served as Group President, Consumer and Small Business Services of Bell Atlantic from 1993 to August 1997, and as Group President, Retail, from August 1997 to December 1998. Mr. Gordon is also a director of Tyco International Ltd.

Leslie Moonves
Age 56 Director since the Separation Not Independent	Mr. Moonves has been President and Chief Executive Officer of the Company since the Separation. Previously, Mr. Moonves served as Co-President and Co-Chief Operating Officer of Former Viacom from June 2004 through December 2005. Prior to that, he served as Chairman and Chief Executive Officer of CBS Broadcasting Inc. since 2003 and as its President and Chief Executive Officer since 1998. Mr. Moonves joined former CBS Corporation in 1995 as President, CBS Entertainment. Prior to that, Mr. Moonves was President of Warner Bros. Television since July 1993. Mr. Moonves is also a director of KB Home.
Shari Redstone[1]
Age 52 Director since 1994 Not Independent	Ms. Redstone has been Vice Chair of the Board of the Company since June 2005, and President of National Amusements, Inc. since January 2000. Prior to that, Ms. Redstone served as Executive Vice President of National Amusements since 1994. Ms. Redstone practiced law from 1978 to 1993, with her practice including corporate law, estate planning and criminal law. Ms. Redstone is a member of the Board of Directors and Executive Committee for the National Association of Theatre Owners, Co-Chairman and Co-Chief Executive Officer of MovieTickets.com, Inc., Chairman and Chief Executive Officer of CineBridge Ventures, Inc. and Chairman and Chief Executive Officer of Rising Star Media. Ms. Redstone is a board member of several charitable organizations, including the Board of Trustees at Dana Farber Cancer Institute, the Board of Directors at Combined Jewish Philanthropies and the Board of Directors of the John F. Kennedy Library Foundation. Ms. Redstone is also a director of National Amusements, Midway Games Inc. (Vice Chairwoman) and New Viacom (Vice Chair).
Sumner M. Redstone
Age 82 Director since 1986 Not Independent	Mr. Redstone is the Company's Founder and has been Executive Chairman of the Board since the Separation. He was Chairman of the Board of the Company from 1987 until the Separation and served as Chief Executive Officer of the Company from 1996 through 2005. Mr. Redstone has also served as Chairman of the Board of National Amusements since 1986 and Chief Executive Officer of National Amusements since 1967. He served as President of National Amusements from 1967 through 1999. Mr. Redstone served as the first Chairman of the Board of the National Association of Theatre Owners and is currently a member of its Board, Emeritus. Mr. Redstone has been a frequent lecturer at universities, including Harvard Law School, and was formerly a visiting professor of Brandeis University. Mr. Redstone graduated from Harvard University in 1944 and received a LL.B. from Harvard University School of Law in 1947. Upon

1
Ms. Redstone is Sumner Redstone's daughter. None of the other director nominees is related to any other director or executive officer by blood, marriage or adoption.

graduation, Mr. Redstone served as Law Secretary with the United States Court of Appeals and then as a Special Assistant to the United States Attorney General. Mr. Redstone served in the Military Intelligence Division during World War II. While a student at Harvard, he was selected to join a special intelligence group whose mission was to break Japan's high-level military and diplomatic codes. Mr. Redstone received, among other honors, two commendations from the Military Intelligence Division in recognition of his service, contribution and devotion to duty. Mr. Redstone is also a recipient of the Army Commendation Award. Mr. Redstone is also Executive Chairman of the board of directors of New Viacom.
Ann N. Reese
Age 53 Director since the Separation Independent	Ms. Reese is Co-Founder and Executive Director of the Center for Adoption Policy, a non-profit organization focused on current legislation and practices governing adoption around the world. Ms. Reese was a principal of Clayton, Dubilier & Rice, a private equity investment firm, from 1999 to 2000, and Executive Vice President and Chief Financial Officer of ITT Corporation from 1995 to 1998. Ms. Reese is also a director of Jones Apparel Group, Inc., Merrill Lynch & Co., Inc., Sears Holdings Corporation and Xerox Corporation.
Judith A. Sprieser
Age 52 Director since the Separation Independent	Ms. Sprieser served until March 2005 as Chief Executive Officer of Transora, Inc., an information technology software and services company. Prior to founding Transora in 2000, she was Executive Vice President (formerly Chief Financial Officer) of Sara Lee Corporation. Ms. Sprieser is also a director of The Allstate Corporation, InterContinentalExchange, Inc., Reckitt Benckiser plc and USG Corporation.
Robert D. Walter
Age 60 Director since 2000 Independent	Mr. Walter is the Founder of and has been the Chairman and Chief Executive Officer of Cardinal Health, Inc. since 1971. He also served on the Board of Directors of the former CBS Corporation prior to its merger with Viacom in 2000. He is also a director of American Express Co. and Cardinal Health, Inc.

RECOMMENDATION OF THE BOARD OF DIRECTORS

              The Board of Directors recommends a vote "FOR" the election of each of the director nominees named above.

REPORT OF THE AUDIT COMMITTEE

              The following Report of the Audit Committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any filing under the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent the Company specifically incorporates such information by reference.

              The Audit Committee Charter states that the purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audit of the consolidated financial statements of the Company. The Audit Committee also assists the Board of Director's oversight of:

    •
    the quality and integrity of the Company's consolidated financial statements and related disclosures;

    •
    the Company's compliance with legal and regulatory requirements;

    •
    the independent auditor's qualifications and independence; and

    •
    the performance of the Company's internal audit function and independent auditor.

              Under the Charter, the Audit Committee's authorities and duties include, among other things:

    •
    direct responsibility for the appointment, retention, termination, compensation and oversight of the work of the independent auditor, which reports directly to the Committee, and the sole authority to pre-approve all services provided by the independent auditor;

    •
    reviewing and discussing the Company's annual audited financial statements, quarterly financial statements and earnings releases with the Company's management and its independent auditor;

    •
    reviewing the organization, responsibilities, audit plan and results of the internal audit function;

    •
    reviewing with management, the internal auditor and the independent auditor the effectiveness of the Company's internal control over financial reporting and disclosure controls and procedures; and

    •
    reviewing with management material legal matters and the effectiveness of the Company's procedures to ensure compliance with legal and regulatory requirements.

              The Audit Committee also discusses certain matters with the independent auditor on a regular basis, including the Company's critical accounting policies, certain communications between the independent auditor and management, and the qualifications of the independent auditor.

              The full text of the Audit Committee Charter appears at the end of this proxy statement as Annex A. The Audit Committee assesses the adequacy of its Charter on an annual basis.

              The Company's management is responsible for the preparation of the Company's consolidated financial statements, the financial reporting processes and maintaining effective internal control over financial reporting. The independent auditor is responsible for performing an audit of the consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board ("PCAOB") and expressing an opinion on the conformity of the audited consolidated financial statements to U.S. generally accepted accounting principles ("U.S. GAAP"). The independent auditor also expresses an opinion on management's assessment of the effectiveness of the Company's internal control over financial reporting and on the effectiveness of the Company's internal control over financial reporting. The Audit Committee monitors and oversees these processes.

              As part of its oversight role, the Audit Committee has reviewed and discussed with management and the Company's independent auditor, PricewaterhouseCoopers LLP ("PwC"), the Company's audited consolidated financial statements for the year ended December 31, 2005, the Company's disclosures under "Management's Discussion and Analysis of Results of Operations and Financial Condition" in the Company's 2005 Annual Report on Form 10-K and matters relating to the effectiveness of the Company's internal control over financial reporting as of December 31, 2005.

              The Audit Committee has also discussed with PwC all required communications, including the matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended by Statement on Auditing Standards No. 90 (Audit Committee Communications). In addition, the Audit Committee has received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with PwC the firm's independence from the Company.

              Based on the Audit Committee's review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2005.

Members of the Audit Committee
Charles K. Gifford, Chair
Joseph A. Califano, Jr.
Bruce S. Gordon

SERVICES PROVIDED BY THE INDEPENDENT AUDITOR AND FEES PAID

              The following table sets forth the fees paid by the Company and its subsidiaries for services rendered by PricewaterhouseCoopers LLP ("PwC") for the years ended December 31, 2005 and 2004.

	2005(1)	2004(1)
Audit Fees	$8,817,341	$13,554,918
Audit-Related Fees(2)	368,748	677,709
Tax Fees(3)	212,411	817,906
All Other Fees(4)	23,317	111,910

Total	$9,421,817	$15,162,443

(1)
In addition to the fees incurred by the Company and its subsidiaries for 2005, New Viacom also incurred fees to PwC for 2005 in the amount of $12,686,478, as set forth in the New Viacom 2006 Proxy Statement. A portion of the fees incurred by the Company and New Viacom in 2005 relate to the Separation which was effective in December 2005. The fees presented for 2004 in the above table include amounts incurred by Blockbuster prior to its split-off from the Company in October 2004.

(2)
Audit-related fees in 2005 principally related to employee benefit plan audits and certain attestation services (primarily audits required by contract). Audit-related fees in 2004 principally related to due diligence services in connection with mergers and acquisitions, employee benefit plan audits and certain attestation services (primarily audits required by contract).

(3)
Tax fees in 2005 principally related to assistance with tax appeals, tax compliance services and tax advice and tax planning services for domestic and international subsidiaries. Tax fees in 2004 related to tax compliance services, tax advice and tax planning services for domestic and international subsidiaries, and tax filing and tax planning services for employees involved in the Company's expatriate program.

(4)
All other fees in 2005 and 2004 principally related to PwC reference materials, seminars and publications purchased by the Company.

Audit Committee Pre-Approval of Services Provided by PwC

              All audit and non-audit services provided to the Company by PwC in 2005 were pre-approved by the Audit Committee. Under the Audit Committee's pre-approval policies and procedures in effect during 2005, the Chair of the Audit Committee was authorized to pre-approve the engagement of PwC to provide certain specified audit and non-audit services, and the engagement of any accounting firm to provide certain specified audit services, up to a maximum amount of $200,000 per engagement, with the total amount of such authorizations outstanding that have not been reported to the Audit Committee not to exceed an aggregate of $750,000. The Audit Committee receives regular reports on the engagements approved by the Chair pursuant to this delegation. For 2006, the Audit Committee adopted pre-approval policies and procedures that permit the Chair to pre-approve, and to delegate such pre-approval authority only to another Audit Committee member or members for, the specified audit and non-audit services up to a maximum amount of $200,000 per engagement, with the total amount of such authorizations outstanding that have not been reported to the Audit Committee not to exceed an aggregate of $1,000,000.

ITEM 2—RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITOR

              The Audit Committee has appointed PricewaterhouseCoopers LLP ("PwC") as the Company's independent auditor for the year ending December 31, 2006, subject to stockholder ratification. The Audit Committee has reviewed PwC's independence from the Company as described in the "Report of the Audit Committee." In appointing PwC as the Company's independent auditor for the year ending December 31, 2006 and in recommending that the Company's stockholders ratify the appointment, the Audit Committee has considered whether the non-audit services provided by PwC were compatible with maintaining PwC's independence from the Company and has determined that such services do not impair PwC's independence.

              Representatives of PwC are expected to be present at the Annual Meeting and will be given an opportunity to make a statement if they desire to do so. They will also be available to respond to questions at the Annual Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

              The Board of Directors recommends a vote "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company's independent auditor for fiscal year 2006.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

              The following Report of the Compensation Committee and the performance graph included elsewhere in this proxy statement do not constitute soliciting material and shall not be deemed filed or incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates such information by reference.

              The CBS Compensation Committee is comprised of three independent, non-management directors as determined under the NYSE listing standards and the standards set forth in the Company's Corporate Governance Guidelines. Effective January 2006, at the time of the Separation, the Board appointed Judith A. Sprieser and Ann N. Reese to the CBS Compensation Committee. Ms. Sprieser was appointed to be Chair of the CBS Compensation Committee succeeding Robert D. Walter, who had served as the Chair of the Compensation Committee of Former Viacom since 2004. Mr. Walter serves as a member of the CBS Compensation Committee. References to the "Committee" in this Report are to the Compensation Committee of Former Viacom unless otherwise specifically noted. References to the CBS Compensation Committee shall mean the CBS Compensation Committee as constituted effective January 1, 2006.

Overview of Executive Compensation Principles

              During 2005 the Committee reviewed and approved compensation arrangements for the Company's executive officers, its operating managers who reported to the Chief Executive Officer (Mr. Redstone in 2005) or the Co-Chief Operating Officer (Mr. Moonves in 2005), and the remaining 25 most highly compensated executives (excluding "talent contracts") in the Company (except that with respect to bonuses paid in 2006 for 2005 services, the CBS Compensation Committee approved bonuses for executives in these groups who were employees of CBS Corporation at the time of the Separation and the New Viacom Compensation Committee approved bonuses for executives in these groups who became employees of New Viacom at the time of the Separation). The key principles which underlie the Committee's evaluations of proposed compensation arrangements for 2005 for these executives are:

    •
    ensure that the Company can continue to attract and retain superior executives in the highly competitive market for services of individuals with expertise in the media and entertainment businesses;

    •
    emphasize variable, performance-based compensation over fixed compensation in order to create a strong link between each executive's remuneration and company and individual performance; and

    •
    incorporate equity based incentives that will align executive and stockholder interests.

              When considering the compensation arrangements for these executives, the Committee's policy has been to review all components of their compensation, including base salary, annual and long-term incentives, previously awarded stock options, perquisites, retirement benefits and severance obligations. To assist with its review, the Committee retains an independent compensation consulting firm with extensive experience in senior executive compensation generally and specifically in compensation practices in the entertainment industry. In addition, the Committee retains independent counsel, as needed, to assist it in the performance of its duties.

              Each element of compensation is based on an executive's experience, tenure, responsibilities and individual performance, as well as a review of competitive data for a variety of peer groups, including the Company's direct competitors and, where applicable for the position, other large U.S.

based companies with appropriate characteristics, and generally targets total compensation in the third quartile of competitive practice with, as noted, due consideration to the specific individual's responsibilities, performance and tenure.

              In addition to reviewing executive base salaries and annual and long-term incentives, the Committee also oversees the terms of employment agreements, severance policies and deferred compensation and employee benefit plans and programs.

              In 2005, the Company provided executive compensation through three main components:

    •
    Base salary. Base salary levels and increases are based on the factors described above. For certain senior executives, annual increases in base compensation are set forth in an employment agreement, and for other executives increases are determined on an annual basis.

    •
    Annual bonus. The Company's Short-Term Incentive Plan (the "STIP") directly links annual bonus levels to the Company's financial performance. The Committee establishes target bonus and performance levels for the Company, including for corporate and at the divisions, and evaluates performance relative to target at the end of the year in order to determine an actual bonus pool for corporate and each division. Adjustments to the pool may be made to account for performance against non-financial objectives and unusual expenses or contributors to financial results may be considered, and appropriate adjustments may be made to take such events into account. In 2005, the primary financial performance goals were amounts of operating income before depreciation, amortization and non-recurring charges (OIBDA) and free cash flow. These measures are typically used by analysts to value the Company and are viewed as reflective of short-term Company performance. The use of free cash flow as a measure is also consistent with the Company's belief in the importance of careful management of capital expenditures. For 2005, the successful execution of the separation of New Viacom and CBS Corporation was considered to be a significant accomplishment. Based on the successful completion of this complex transaction on a timely basis and taking into account the extraordinary efforts required to accomplish the Separation, an adjustment was made to increase the final bonus pool. Payout of bonuses for corporate executives is based on corporate and individual performance; bonuses for division executives are based on division and individual performance.

      An individual executive's bonus, initially derived from corporate or divisional performance, may be adjusted to reflect his or her individual contribution to that performance, as well as his or her contribution to non-financial goals such as diversity in the workplace, positioning the Company for longer-term success, promoting the development of management, succession planning, legal compliance and ethical behavior. For 2005 certain executives who made significant contributions to the successful execution of the Separation project received bonus awards adjusted to reflect those contributions.

      Annual bonus compensation for Former Viacom's Chairman and Chief Executive Officer (Mr. Redstone—now the Company's Executive Chairman) and the other executive officers whose compensation is individually disclosed in the tables that appear on subsequent pages (the "named executive officers") is provided under the Company's Senior Executive Short-Term Incentive Plan (the "Senior Executive STIP"), which is designed to comply with the Section 162(m) exception for performance-based compensation under the Internal Revenue Code of 1986, as amended (the "Code"). The

      Senior Executive STIP provides objective performance-based annual bonuses, subject to a maximum limit of eight times the executive's base salary (including any deferred compensation).

    •
    Long-term incentives. For a number of years, long-term incentives consisted exclusively of annual stock option grants to executives and employees. These grants of stock options were designed to focus the attention of employees on managing the Company from the perspective of an owner with an equity stake. These grants were made under the Company's long-term management incentive plans (the "LTMIP"), which are designed to comply with the Section 162(m) exception for performance-based compensation. For senior executives, total long term equity compensation is determined based on a target value. For this purpose, stock options were valued using the Black-Scholes valuation method and restricted stock units were valued at the market price of the underlying shares without taking into account any discount that might apply as a result of restrictions.

      During 2004, the Committee began to review its long-term incentive grant practices with its outside consultant and with management, in light of market trends and in anticipation of changes to the accounting treatment for stock options.

      After conducting this review and considering competitive market considerations, the Committee determined for 2005 to grant both restricted share units and stock options instead of exclusively employing stock options to provide long-term incentives. In making this determination, the Committee considered, among other factors, that:

      •
      restricted share units can better retain employees in both up and down markets than stock options alone;

      •
      restricted share units provide management alignment with stockholders more effectively than non-stock based incentives;

      •
      restricted share units can be less dilutive to stockholders than stock options; and

      •
      The Company's adoption of Statement of Financial Accounting Standards No. 123 (revised 2004), "Share-Based Payment" ("SFAS 123R") at the time it was required to do so would eliminate the accounting advantages of the use of stock options as a form of incentive compensation. (In March 2005, in anticipation of the effectiveness of SFAS 123R and in order to minimize future charges that would be associated with outstanding options, the Committee approved the acceleration of vesting of approximately 29 million unvested stock options to purchase shares of Former Viacom Class B common stock. In connection with the acceleration, the Committee imposed a holding period on Former Viacom executive officers with respect to shares underlying the options).

      Stock Options: The portion of the 2005 equity award granted in the form of stock options was granted with an exercise price set at the fair market value of Former Viacom's Class B common stock on the date of grant, an eight year term until expiration, and a vesting schedule of equal annual installments over a four year period, contingent on continued employment. Certain employees have a contractual provision which accelerates vesting of stock options in the event of the termination of their employment without cause or by the employee for good reason.

      Restricted Share Units: With respect to the portion of the 2005 equity award granted in the form of restricted share units, except for a very limited number of senior executives, including Messrs. Redstone and Moonves, vesting for the restricted units occurred in equal annual installments over four years, contingent on continued employment. For Messrs. Redstone and Moonves, the vesting occurred over one year. Performance-based restricted share units were granted to the named executive officers (including Messrs. Redstone and Moonves) and the vesting of such restricted share units was contingent on the achievement of a performance condition established by the Committee.

      The awards of stock options and restricted share units are made under the Company's 2004 LTMIP and comply with the Section 162(m) exception for performance-based compensation. When determining actual grant award levels for stock options and restricted share units, the Committee considered how overall grant levels compared to competitive annualized expected dollar values of long-term incentive levels at peer companies.

              In addition to base salary, annual bonus, and long-term incentives, during 2005 the Company also provided traditional benefit plans and programs to its employees and executives on the same relative basis with very few exceptions as more fully described below:

    •
    All employees who participate in the Company's tax-qualified 401(k) plan may participate in the Company's unfunded supplemental 401(k) plans to the extent their income exceeds applicable Code limitations. For each employee, amounts deferred under the supplemental 401(k) plans track the investment performance of the funds selected by that employee for amounts contributed to the tax-qualified 401(k) plan.

    •
    The Company maintains unfunded supplemental pension plans for any employee who also participates in a tax-qualified pension plan whose annual base salary and commissions exceed Code limitations. The benefits under the supplemental pension plans are generally calculated using the same formula as the tax-qualified plans less benefits under the tax-qualified plan. The maximum amount of total annual compensation used to determine combined benefits under the tax-qualified and supplemental pension plans is generally $750,000.

    •
    A very limited number of senior executives receive additional life insurance benefits; the additional life insurance benefits for the named executive officers are set forth in the notes to the Summary Executive Compensation Table.

    •
    A very limited number of senior executives have access to Company aircraft for personal use or other unique perquisites and the value of these perquisites are included in their income for tax purposes.

    •
    For security reasons, Mr. Redstone was provided with a car and driver.

    •
    For part of 2005, certain executives received a car allowance of approximately $6,500. The car allowance was terminated effective July 2005.

There are no change-in-control provisions in the Company's employment agreements with the named executive officers or in its long-term incentive plans.

Compliance with Internal Revenue Code Section 162(m)

              Section 162(m) of the Code generally limits to $1 million the federal tax deductibility of compensation (including stock options and restricted share units) paid in one year to the named executive officers. The tax deductibility of deferred compensation paid to an executive officer when he or she is no longer subject to Section 162(m) is not subject to the limitation. Performance based compensation (including stock options and restricted share units) is also subject to an exception, provided such compensation meets certain requirements, including stockholder approval.

              The Company complies with Section 162(m) for annual bonus and long-term incentives in order to ensure that this compensation will be deductible. Annual bonuses for the named executive officers and long-term compensation for the Company's senior executives are made under the Senior Executive STIP and the LTMIP, which are designed to comply with the Section 162(m) exception to such limits for performance based compensation. The stockholders of the Company have approved the Senior Executive STIP and the LTMIP.

Section 409A of the Internal Revenue Code

              In October 2004, the President signed into law the American Jobs Creation Act of 2004. The law established a new Section 409A of the Code that changed the rules applicable to nonqualified deferred compensation effective January 1, 2005. The Committee, with management, has reviewed the provisions of Section 409A and the guidance and regulations promulgated thereunder. As of the date of this Proxy Statement, final regulations from the Treasury Department on Section 409A have not been issued. The Company is currently complying in good faith with the guidance and/or proposed regulations.

Compensation of Mr. Redstone and Mr. Moonves in 2005

              Base salary: Both Mr. Redstone's and Mr. Moonves' 2005 base salaries, a portion of each of which was required to be deferred, were paid in accordance with the terms of their employment agreements entered into on July 1, 2004 with Former Viacom.

              Long-term equity incentives: Messrs. Redstone's and Moonves' employment agreements entered into with Former Viacom provided for each executive to receive a grant of 115,000 performance-based restricted share units for Former Viacom Class B common stock in January 2005, which restricted share units vest in full upon the Committee's certification that the related performance targets were met. If the performance target is not met, the restricted share units are cancelled. In 2005, the Committee set the performance goal for the restricted share units at a level of the Company's operating income before depreciation, amortization and intercompany eliminations. This is the same goal established under the Senior Executive STIP, as discussed below. With respect to Mr. Redstone, his 2005 grant of restricted share units converted in the Separation to 56,190 restricted share units for CBS Class B Common Stock and 56,190 restricted share units for New Viacom Class B common stock. With respect to Mr. Moonves, his 2005 grant of restricted share units converted in the Separation to 146,445 restricted share units for CBS Class B Common Stock. The CBS Compensation Committee certified in January 2006 that the performance goal relating to these grants had been achieved, and the grants vested in full. Mr. Redstone elected to defer the settlement of his 2005 grant.

              Annual bonus: Cash bonus awards paid in 2006 for service in 2005 by Mr. Redstone in his capacity as Chairman and Chief Executive Officer of Former Viacom, and Mr. Moonves in his capacity as Co-President and Co-Chief Operating Officer of Former Viacom were determined at a joint meeting of the CBS and New Viacom compensation committees. A primary purpose of the joint meeting was for the current members of both the CBS Compensation Committee and the New Viacom Compensation Committee to have the benefit of the input and recommendations of the Former Viacom Compensation Committee members, each of whom in 2006 continues to serve on either the CBS or the New Viacom Compensation Committees. At the meeting, each of the CBS and New Viacom Compensation Committees considered the performance of Former Viacom in light of the 2005 performance targets set by the Former Viacom Compensation Committee and heard the views of the members of the Former Viacom Compensation Committee.

              At the joint meeting, the CBS Compensation Committee first determined that the 2005 performance target for annual bonuses (the Company's operating income before depreciation, amortization and intercompany eliminations) that had been set under the Senior Executive STIP by the Former Viacom Compensation Committee had been achieved. In connection with the CBS Compensation Committee's deliberations on the amounts of Messrs. Redstone's and Moonves' bonuses, the members of the Former Viacom Compensation Committee, the CBS Compensation Committee and the New Viacom compensation committee held an extensive executive session during which the performance of each executive was evaluated. The discussion included consideration of numerous objective and subjective performance factors. These included the operating performance of the Former Viacom businesses in 2005; the strong operating performance and ratings performance of CBS Television; the culture of high performance and high integrity created by Messrs. Redstone and Moonves; as well as the strategic roles played, and leadership exhibited, by Messrs. Redstone and Moonves as they oversaw a transforming year during which the Former Viacom split into two separate companies on an aggressive timetable despite highly complex operational, legal, financial, tax and other matters. After this discussion and evaluation, the CBS Compensation Committee determined the amount of bonus to award principally based on:

    •
    The achievement by the businesses of Former Viacom of performance for 2005 which exceeded the OIBDA (weighted 75%) and free cash flow (weighted 25%) goals established under the STIP for the Former Viacom business;

    •
    The corporate multiplier determined for 2005 under the STIP based on Former Viacom's level of achievement of the STIP goals; and

    •
    The "target" bonus of 200% of salary and deferred compensation set forth in each executive's employment agreement.

              At the conclusion of the discussion, and taking into consideration the recommendation of the members of the Former Viacom Compensation Committee, the CBS Compensation Committee awarded cash bonuses for 2005 for Mr. Redstone and Mr. Moonves. The CBS Compensation Committee reviewed with the non-management directors of the CBS Board the processes it used to determine the 2005 bonuses for Mr. Redstone and Mr. Moonves and its determinations.

              The CBS Compensation Committee then awarded bonuses for Mr. Redstone and Mr. Moonves in the amounts it had determined. The amounts of these bonuses are set forth in the Summary Executive Compensation Table.

Members of the CBS Compensation Committee

Judith Sprieser, Chair
Ann N. Reese
Robert D. Walter

EXECUTIVE COMPENSATION

Summary Executive Compensation Table

              The following table sets forth information concerning total compensation for 2005 for the Chief Executive Officer and the four most highly compensated executive officers of the Company (the "named executive officers") who served in such capacities at the end of 2005.

		Annual Compensation(1)				Long-Term Compensation Awards
Name and Principal Position at End of 2005*	Year	Salary($)	Bonus($)		Other Annual Compensation ($)(2)	Securities Underlying Options(#)(3)		Restricted Share Units($)(4)	All Other Compensation ($)
Sumner M. Redstone(5) Executive Chairman and Founder	2005 2004 2003	$5,806,651 4,973,073 3,993,000	$7,125,000 16,500,000 15,000,000		$115,092 106,422 83,803	0 1,001,647 390,887		$4,298,700 0 0	$5,900 28,440 23,718	(6)
Leslie Moonves President and Chief Executive Officer	2005 2004	5,306,651 5,773,077	13,000,000 14,000,000		136,421 184,734	0 2,421,327		4,298,700 0	82,500 82,500	(6)
Fredric G. Reynolds Executive Vice President and Chief Financial Officer	2005 2004	1,504,808 1,243,462	4,250,000 2,000,000		0 0	115,130 192,810	(7)	599,986 0	27,500 22,500	(6)
Louis J. Briskman** Executive Vice President and General Counsel	2005	379,808	2,035,000	(8)	0	0	(9)	500,014	7,200	(6)
Susan C. Gordon Senior Vice President Controller and Chief Accounting Officer	2005 2004 2003	723,766 672,115 594,058	1,112,611 675,000 600,000		7,549 14,301 14,190	70,701 95,507 95,507		374,996 0 0	23,400 20,019 17,620	(6)

*
The named executive officers held the positions indicated in the above table upon the effective time of the Separation. Prior to the Separation, Mr. Redstone served as Chairman and Chief Executive Officer of Former Viacom; Mr. Moonves served as Co-President and Co-Chief Operating Officer of Former Viacom; Mr. Reynolds served as Executive Vice President and Chief Financial Officer of the businesses that currently comprise CBS Corporation; Mr. Briskman served as Executive Vice President and General Counsel of the businesses that currently comprise CBS Corporation; and Ms. Gordon served as Senior Vice President, Controller and Chief Accounting Officer of Former Viacom. Executive Compensation information would have been provided for Thomas E. Freston, Co-President and Chief Operating Officer of Former Viacom, and Michael D. Fricklas, Executive Vice President, General Counsel and Secretary of Former Viacom, but for the fact that each of them was not serving as an executive officer of the Company at the end of 2005. Upon the effective time of the Separation, Mr. Freston became the President and Chief Executive Officer of New Viacom and Mr. Fricklas became the Executive Vice President, General Counsel and Secretary of New Viacom. Information regarding the compensation for these executives can be found in the New Viacom 2006 Proxy Statement.

**
Mr. Briskman commenced employment on September 6, 2005 as Executive Vice President and General Counsel of the businesses that currently comprise CBS Corporation.

(1)
Annual Compensation for the named executive officers includes the following amounts of compensation deferred under the Company's 401(k) and excess 401(k) plans and bonus deferral plan and pursuant to their employment agreements: for Mr. Redstone for 2005 in the amount of $2,300,000 and for 2004 in the amount of $2,809,612 and for 2003 in the amount of $3,022,630; for Mr. Moonves for 2005 in the amount of $2,463,666 and for 2004 in the amount of $2,705,212; for Mr. Reynolds for 2005 in the amount of $136,437 and for 2004 in the amount of $63,685; for Mr. Briskman for 2005 in the amount of $21,379; and for Ms. Gordon for 2005 in the amount of $121,655, for 2004 in the amount of $128,455 and for 2003 in the amount of $111,476.

(2)
Other Annual Compensation for 2005 includes: for Mr. Redstone amounts relating to the incremental cost for non-business use of the Company aircraft of $107,543, a car allowance of $6,549 for a portion of 2005 (car allowance was terminated in July 2005) and $1,000 for Company-provided car insurance; for Mr. Moonves amounts relating to the incremental cost for non-business use of the Company aircraft of $128,872, a car allowance of $6,549 for a portion of 2005 (car allowance was terminated in July 2005) and $1,000 for Company-provided car insurance; and for Ms. Gordon a car allowance of $6,549 for a portion of 2005 (car allowance was terminated in July 2005) and $1,000 for Company-provided car insurance. Other Annual Compensation for 2004 includes: for Mr. Redstone amounts relating to the incremental cost for non-business use of the Company aircraft of $92,120, a car allowance of $13,200, the value of Company-provided car insurance and the personal use of car services; for Mr. Moonves amounts relating to the incremental cost for non-business use of the Company aircraft of $72,615, $105,000 for reimbursement in lieu of hotel expenses for each night that he is required to be in New York for business and stays in his own home (Mr. Moonves is based in Los Angeles; Mr. Moonves has waived the right to receive such reimbursement in lieu of hotel expenses for 2005 and subsequent years), a car allowance of $13,200, the value of Company-provided car insurance and the personal use of car services; and for Ms. Gordon a car allowance of $13,200, the value of Company-provided car insurance and the personal use of car services. Other Annual Compensation for 2003 includes: for Mr. Redstone amounts relating to the incremental cost for non-business use of the Company aircraft of $69,663 and amounts relating to his car allowance and car insurance; and for Ms. Gordon amounts relating to a car allowance and car insurance. The incremental cost of the Company aircraft is calculated by dividing the total variable costs (such as fuel, aircraft maintenance, landing and navigation fees and flight crew expenses) by the total flight hours for such year and multiplying such amount by the individual's total number of flight hours for non-business use for the year.

(3)
Amounts included under "Securities Underlying Options" reflect the conversion upon the Separation of the grants of stock options made to the named executive officers to purchase shares of Former Viacom Class B common stock (a) with respect to Mr. Redstone, into options to purchase shares of CBS Corporation Class B Common Stock and options to purchase shares of New Viacom Class B common stock, and (b) with respect to each of the other named executive officers, into options to purchase shares of CBS Corporation Class B Common Stock. Adjustments to the number of stock options and exercise price were made in connection with the Separation.

(4)
Amounts included under "Restricted Share Units" reflect the value of each named executive officer's restricted share unit grants determined by multiplying the number of units awarded by Former Viacom (unconverted to reflect the Separation) by the closing market price of Former Viacom Class B common stock on the date of grant of the awards. Upon the Separation, all of the outstanding unsettled restricted share units of Former Viacom Class B common stock held by (a) Mr. Redstone converted into a number of restricted share units of CBS Corporation Class B Common Stock and of New Viacom Class B common stock and (b) each of Messrs. Moonves, Briskman, Reynolds and Ms. Gordon converted into a number of restricted share units of CBS Corporation Class B Common Stock.

  Immediately following the Separation and based on the opening price of CBS Corporation Class B Common Stock on the NYSE on January 3, 2006, the aggregate number and market value of restricted share units payable in shares of CBS Corporation Class B Common Stock held by the named executive officers is as follows: for Mr. Redstone, 56,190 restricted share units valued at $1,438,464; for Mr. Moonves, 146,445 restricted share units valued at $3,748,992; for Mr. Reynolds, 20,439 restricted share units valued at $523,238; for Mr. Briskman, 18,984 restricted share units valued at $485,990; and for Ms. Gordon, 12,775 restricted share units valued at $327,040.

(5)
Mr. Redstone served as Chairman of the Board and Chief Executive Officer of Former Viacom during 2005. Amounts for 2005 present the full amount paid to Mr. Redstone by Former Viacom and are duplicative of amounts reported by New Viacom, except for the 2005 bonus which is the Company's portion of Mr. Redstone's 2005 bonus compensation. An equal amount of bonus compensation was paid to him by New Viacom.

(6)
The Company maintains a program of life and disability insurance which is generally available to all salaried employees on the same basis. In addition, during 2005, the Company maintained for Messrs. Redstone and Moonves certain supplemental life insurance benefits. All Other Compensation includes (a) premiums paid by the Company for life insurance coverage for 2005 for Mr. Redstone of $5,900, for Mr. Moonves of $60,000, for Mr. Reynolds of $3,500, for Mr. Briskman for $1,000 and for Ms. Gordon of $1,700; (b) the Company's matching contributions under the Company's 401(k) plans for 2005 for Mr. Moonves of $2,800, for Mr. Reynolds of $6,300, for Mr. Briskman of $2,100 and for Ms. Gordon of $6,000; and (c) credits for the Company's matching contributions under the Company's excess 401(k) plans for 2005 for Mr. Moonves of $19,700, for Mr. Reynolds of $17,700, for Mr. Briskman of $4,100 and for Ms. Gordon of $15,700.

(7)
During 2005, Mr. Reynolds left his employment with the Company but rejoined within approximately two weeks. The Compensation Committee determined, upon his return, to restore to Mr. Reynolds stock option grants that he had received prior to leaving his employment on the same terms and conditions as if he had not left the Company. These grants were restored on September 1, 2005. With respect to grants with an original grant date prior to 2005, the aggregate number of shares of Class B Common Stock underlying these restored stock option grants is 981,287, the exercise prices range from $27.38 to $44.49 and the expiration dates range from March 31, 2009 to March 31, 2014.

(8)
Included in this amount is a sign-on bonus in the amount of $500,000 paid on December 31, 2005 to Mr. Briskman, pursuant to his employment agreement, for long-term cash and equity awards that he forfeited in order to commence employment with the Company.

(9)
An option grant to purchase an aggregate of 89,140 shares of Class B Common Stock was originally awarded to Mr. Briskman in January 2001 and, after being inadvertently cancelled by the Company, was restored on October 11, 2005 on the same terms and conditions as if it had not been cancelled.

Option Grants in Fiscal 2005

              The following table sets forth certain information with respect to option grants to purchase shares of CBS Corporation Class B Common Stock. Awards were made during 2005 to certain named executive officers of option grants to purchase shares of Former Viacom Class B common stock. These Former Viacom grants were converted in the Separation to options to purchase CBS Corporation

Class B Common Stock, and the table below reflects this conversion. The table includes a column designated "Grant Date Present Value." The calculation in this column is based on the Black-Scholes option pricing model adapted for use in valuing stock options. The Black-Scholes valuation assumes grants of, and characteristics relating to, shares of Former Viacom Class B common stock. The valuation may be different if the Black-Scholes valuation assumed grants of, and characteristics relating to, shares of CBS Corporation Class B Common Stock.

	Individual Grants
Name	Number of Shares of CBS Corporation Class B Common Stock Underlying Options		% of Total Options to Purchase Shares of CBS Corporation Class B Common Stock Granted to Employees in Fiscal 2005	Exercise Price ($/Share)	Expiration Date	Grant Date Present Value ($)(1)
Sumner M. Redstone	0		0	—	—	—
Leslie Moonves	0		0	—	—	—
Fredric G. Reynolds(2)	113,122 2,008	(3) (4)	* *	$29.35 27.38	1/26/13 3/31/15	$898,802 18,629
Louis J. Briskman	0	(5)	0	—	—	—
Susan C. Gordon	70,701	(6)	*	29.35	1/26/13	561,749

*
Less than 1%.

(1)
The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. There is no assurance that the value realized by an executive will be at or near the value estimated by the Black-Scholes model. Expected volatility for Former Viacom stock option grants was determined based on a combination of historical volatility, implied volatility of traded options and forward-looking estimates of volatility provided by third party financial institutions, in each case on the date of grant. The grant date values presented in the table were determined in part using the following weighted-average assumptions. No adjustments were made for non-transferability or risk of forfeiture.

Expected volatility	24.01%
Risk-free rate of return	3.78%
Dividend yield	0.75%
Time of exercise	5.3 years

  The approach used in developing the assumptions upon which the Black-Scholes valuation is based is consistent with the requirements of the Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation."

(2)
During 2005, Mr. Reynolds left his employment with the Company but rejoined within approximately two weeks. The Compensation Committee determined, upon his return, to restore to Mr. Reynolds stock option grants that he had received prior to leaving his employment on the same terms and conditions as if he had not left the Company. These grants were restored on September 1, 2005. With respect to grants with an original grant date prior to 2005, the aggregate number of shares of Class B Common Stock underlying these restored stock option grants is 981,287, the exercise prices range from $27.38 to $44.49 and the expiration dates range from March 31, 2009 to March 31, 2014.

(3)
This grant was originally awarded to Mr. Reynolds on January 26, 2005 and was restored on September 1, 2005. The grant vests in one-quarter increments on January 26, 2006, January 26, 2007, January 26, 2008 and January 26, 2009. Please see footnote 2 for additional information.

(4)
This grant was originally awarded to Mr. Reynolds on April 1, 2005 under the broad-based Fund the Future Program and was restored on September 1, 2005. The grant is subject to a restriction on exercise until April 1, 2008. Please see footnote 2 for additional information.

(5)
An option grant to purchase an aggregate of 89,140 shares of Class B Common Stock was originally awarded to Mr. Briskman in January 2001 and, after being inadvertently cancelled by the Company, was restored on October 11, 2005 on the same terms and conditions as if it had not been cancelled. The exercise price of this grant is $43.35, and the expiration date is January 31, 2011.

(6)
This grant was awarded to Ms. Gordon on January 26, 2005 and vests in one-quarter increments on January 26, 2006, January 26, 2007, January 26, 2008 and January 26, 2009.

Aggregated Option Exercises in Fiscal 2005 and Value of Options at December 31, 2005

              The following table sets forth information with respect to option exercises to purchase shares of Former Viacom Class B common stock during 2005 for the named executive officers. Also provided below is information regarding the status of their options to purchase shares of CBS Corporation Class B Common Stock at December 31, 2005.

						Value of Unexercised In-the-Money Options to Purchase Shares of CBS Corporation Class B Common Stock as of December 31, 2005($)(1)
				Number of Shares of CBS Corporation Class B Common Stock Underlying Unexercised Options as of December 31, 2005(1)
	Number of Shares of Former Viacom Class B common stock Acquired on Exercise
Name			Value Realized($)
				Exercisable	Unexercisable	Exercisable	Unexercisable
Sumner M. Redstone	2,000,000	(2)	$28,904,000	4,981,855	568,008	$10,407,640	$0
Leslie Moonves	0		0	7,891,645	958,726	6,647,781	0
Fredric G. Reynolds	0		0	977,640	118,777	0	0
Louis J. Briskman	95,300	(3)	1,919,503	784,491	0	3,311,058	0
Susan C. Gordon	0		0	438,058	70,701	242,898	0

(1)
The information presented in these columns gives effect to the Separation and, as applicable, values the CBS Corporation Class B Common Stock based on its opening price on the NYSE on January 3, 2006.

(2)
Mr. Redstone exercised options during 2005 that were due to expire on January 29, 2006. Mr. Redstone sold only that number of shares necessary to cover the exercise price and pay the taxes associated with the exercise of the stock options.

(3)
The options underlying these shares were held by a family partnership to which Mr. Briskman had previously transferred the options. The partnership exercised options during 2005 that were due to expire on January 24, 2005 and February 27, 2006.

Option Exchange Offer

              The Company's Board of Directors and the Compensation Committee of the Board have authorized the Company to proceed with an option exchange offer (the "Voluntary Exchange Offer") under which all active employees of CBS Corporation and its subsidiaries, including the executives named in the Summary Compensation Table, may exchange eligible options for restricted shares, or restricted share units in the case of employees based outside of the United States, of the Company's Class B Common Stock as set forth in the Voluntary Exchange Offer. Employees who participate in the Voluntary Exchange Offer will make separate tendering decisions with respect to their stock options that are out-of-the-money and those that are in-the money; an employee stock option will be considered either out-of-the-money or in-the-money depending on whether the exercise price of the option is greater than or less than a market value of CBS Corporation Class B Common Stock which will be determined at about the time the Voluntary Exchange Offer commences and communicated in the offer materials. Employees who tender any of their out-of-the-money stock options will be required to tender all such options; similarly, employees who tender any of their in-the-money stock options will be required to tender all such options. The Voluntary Exchange Offer will be conducted on a discounted-from-fair-value basis. Prior to commencement of the Voluntary Exchange Offer, the fair value of all options eligible to be tendered will be determined using a Black-Scholes methodology, and employees who tender their options will receive in exchange restricted shares or restricted share units of the Company's Class B Common Stock having a value equal to 75% of the attributed value of their tendered options. Each such restricted share or restricted share unit will be considered to have a fair value equal to the average of the closing prices of the CBS Corporation Class B Common Stock on the NYSE for the five consecutive trading days ending on the fifth trading day preceding commencement of the Voluntary Exchange Offer. The restricted shares and restricted share units will be subject to vesting conditions, even if the tendered options are fully vested. The restricted shares and restricted share units will generally vest in equal 50% installments on the second and third anniversaries of the date of grant (assuming the employee remains employed by the Company or one of its subsidiaries until the applicable vesting date), except that restricted shares awarded to certain of the Company's senior executives will vest only if a performance criteria for the 2006 fiscal year is satisfied as well. Restricted shares and restricted share units which do not vest are forfeited. Additionally, during the restricted period, none of the restricted shares or restricted share units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of until such restricted shares or restricted share units, as the case may be, have vested. The Company intends to commence the Voluntary Exchange Offer toward the end of April; as required by law, the Voluntary Exchange Offer will remain open for at least twenty business days. A total of approximately 98,000,000 stock options are eligible to be tendered in the Voluntary Exchange Offer.

Retirement Plans

              The Company maintains the CBS Retirement Plan, a tax-qualified defined benefit plan, for all eligible employees who satisfy age and service requirements. Participation in the CBS Retirement Plan begins on the later of the date an employee attains age 21 or completes one year of eligibility service. An eligible employee will receive a retirement benefit that is calculated using the CBS Retirement Plan formula and is based upon the employee's years of benefit service (up to a maximum of 30 years) and final average compensation (eligible salary, commissions and bonus) for the highest 60 consecutive months out of the final 120 months of employment. Employees are fully vested in their accrued benefit upon completion of five full years of service. The Company pays the entire cost of the benefits provided by the CBS Retirement Plan.

              Compensation for purposes of the CBS Retirement Plan is limited by federal law to $210,000 for 2005. This amount is adjusted each year in accordance with the Internal Revenue Code. The

Company maintains the CBS Retirement Excess Pension Plan to provide benefits to employees who are participants in the CBS Retirement Plan and whose annual base salary and commissions exceed the annual compensation limitation. The benefits under the CBS Retirement Excess Pension Plan are calculated using the CBS Retirement Plan formula and eligible compensation in excess of the annual compensation limitation. The maximum amount of total annual compensation that may be taken into account under the CBS Retirement Plan and the CBS Retirement Excess Pension Plan (collectively, the "CBS Pension Plans") is $750,000. (For any participant who is also a participant in the new Viacom Pension Plan and the new Viacom Excess Pension Plan following the Separation, which includes Mr. Redstone, the maximum amount is limited to $375,000.) The benefits under the CBS Retirement Excess Pension Plan are not subject to the Internal Revenue Code provisions that limit the compensation used to determine benefits and the amount of annual benefits payable under the CBS Retirement Plan.

              The following table illustrates, for representative average annual compensation and years of benefit service classifications, the annual retirement benefit payable to employees under the CBS Pension Plans upon retirement in 2005 at age 65, based on the single life annuity form of benefit payment.

CBS Pension Plan Table

	Years of Benefit Service
Average Annual Compensation
	15	20	25	30
$250,000	$61,973	$82,630	$103,288	$123,946
500,000	127,598	170,130	212,663	255,196
750,000	193,223	257,630	322,038	386,446

              The number of years of benefit service that have been credited for Messrs. Redstone, Moonves, Reynolds, Briskman and Ms. Gordon are approximately 2.83 years, 1.5 years, 0.4 years, 0.3 years, and 24.3 years, respectively.

              Mr. Redstone's participation in the CBS Pension Plans commenced in May 2003. Mr. Redstone must receive certain minimum payments from the CBS Retirement Plan on an annual basis.

              CBS also maintains the CBS Combined Pension Plan (the "CCPP"), a tax-qualified defined benefit plan for all eligible employees who satisfy age and service requirements. Participation in the CCPP is limited to eligible employees whose employment commenced prior to April 1, 1999. The CCPP contains five separate components, each with its own benefit formula and payment options: (i) the former CBS Inc. Pension Plan component, (ii) the Group W component, (iii) the Midwest component, (iv) the Westinghouse Pension Plan component and (v) the Cash Balance component. Employees are fully vested in their accrued benefit upon completion of five full years of service. The Company pays the entire cost of the benefits provided by the CCPP.

              Compensation for purposes of the CCPP is limited by federal law to $210,000 for 2005. This amount is adjusted each year in accordance with the Internal Revenue Code. The Company maintains the CBS Supplemental Executive Retirement Plan to provide benefits to certain employees who are participants in the CCPP and whose annual base salary and commissions exceed the annual compensation limitation. The Company also maintains the CBS Bonus Supplemental Executive Retirement Plan to provide benefits based on bonus earnings, and the Westinghouse Executive Pension Plan to provide benefits based on base salary and bonus earnings to certain employees who are participants in the CCPP.

              Effective as of June 1, 2004, Mr. Moonves became a participant in the CBS Pension Plans. He received credit in those plans for his service with CBS Broadcasting Inc. prior to June 1, 2004 for purposes of eligibility and vesting, but not for benefit accrual. Mr. Moonves had previously been a participant in the Cash Balance component of the CBS Combined Pension Plan, the CBS Supplemental Executive Retirement Plan and the CBS Bonus Supplemental Executive Retirement Plan (collectively, the "CBS Plans"). His active participation in the CBS Plans ended on May 31, 2004. His accrued benefit under the CBS Plans as of December 31, 2005 is approximately $18,530 a month, assuming he receives benefits beginning at age 65 in the form of a single life annuity. The amount of this benefit may be adjusted since the benefit attributable to the Cash Balance component of the CBS Combined Pension Plan and the CBS Supplemental Executive Retirement Plan will continue to receive interest credits as defined by these two plans until his retirement.

              Effective August 15, 2005, Mr. Reynolds became a participant in the CBS Pension Plans. He received credit in those plans for his service with the former CBS Corporation and CBS Broadcasting Inc. prior to August 15, 2005 for purposes of eligibility and vesting, but not for benefit accrual. Mr. Reynolds had previously been a participant in the Cash Balance component of the CCPP and the CBS Supplemental Executive Retirement Plan. His active participation in these plans ended on July 29, 2005. His aggregate accrued benefit under these plans as of December 31, 2005 is approximately $3,230 a month, assuming he receives benefits beginning at age 65 in the form of a single life annuity. The amount of this benefit may be adjusted since the benefit attributable to the Cash Balance component of the CCPP and the CBS Supplemental Executive Retirement Plan will continue to receive interest credits as defined by these two plans until his retirement. Mr. Reynolds had also previously been a participant in the Westinghouse Executive Pension Plan. His active participation in this plan ended on March 31, 1999. His aggregate accrued benefit under this plan as of December 31, 2005 is approximately $5,870 per month, assuming he receives benefits beginning at age 65 in the form of a single life annuity.

              Effective as of September 6, 2005, Mr. Briskman became a participant in the CBS Pension Plans. He received credit in those plans for his service with the former CBS Corporation prior to September 6, 2005 for purposes of eligibility and vesting, but not for benefit accrual. Mr. Briskman had previously been a participant in the Group W Component of the CCPP and the Westinghouse Executive Pension Plan. His active participation in these plans ended on December 31, 2001. Mr. Briskman received a lump sum payment from the CCPP in 2002 and is currently receiving monthly payments of $746.85 from the CCPP and monthly payments of $13,243.38 from the Westinghouse Executive Pension Plan. He is also receiving monthly supplemental pension payments in the amount of $43,437.43 pursuant to an agreement dated March 2, 1999, as amended on May 3, 2000, with the former CBS Corporation.

              In addition, the Company maintains the CBS 401(k) Plan, a tax-qualified defined contribution plan, for all eligible employees. Full-time employees who have attained age 21 are eligible to participate immediately upon their date of hire. Participants may defer between 1% and 15% of their eligible compensation on a before tax or after tax basis. The Company matching contribution is calculated using a performance-based formula. For 2005, the Company matching contribution was 60% of the amount deferred (up to the first 5% of eligible compensation) for each participant. Employees become vested in their benefit in the CBS 401(k) Plan according to a schedule over a five-year period.

              Compensation for purposes of the CBS 401(k) Plan is limited by federal law to $210,000 for 2005. This amount is adjusted each year in accordance with the Internal Revenue Code. CBS maintains supplemental 401(k) plans to provide benefits to employees who are eligible to participate in the CBS 401(k) Plan and whose annual compensation exceeds the annual compensation limitation. Matching contributions made by the Company to the CBS 401(k) Plan and the supplemental 401(k) plans together will not be made with respect to compensation in excess of $750,000. (For any participant who is also a participant in the new Viacom 401(k) plan and either the new Viacom Excess 401(k) Plan or the new Viacom Excess 401(k) Plan for Designated Senior Executives following the Separation, which includes Mr. Redstone, the maximum amount of compensation with respect to which matching contributions will be made is limited to $375,000.) Amounts deferred under the supplemental 401(k) plans track the investment performance of the funds selected by the participant for amounts contributed to the CBS 401(k) Plan. Information on the Company's matching contributions to the named executive officers is contained in footnote (6) to the Summary Executive Compensation Table.

Employment Agreements

Sumner M. Redstone

              On December 29, 2005, the Company entered into an employment agreement with Mr. Redstone which became effective at the time of the Separation and pursuant to which Mr. Redstone serves as Executive Chairman and Founder of CBS Corporation. This employment agreement supersedes an earlier employment agreement entered into on July 1, 2004 between Mr. Redstone and the Company (then Former Viacom). Mr. Redstone's employment under his current employment agreement is terminable "at will." Pursuant to his employment agreement, Mr. Redstone receives a salary of $1.75 million per annum and deferred compensation at a rate of $1.3 million per annum. In addition, he is eligible to receive annual bonus compensation for 2006 and each other calendar year or portion thereof during which he is employed by the Company, with a target bonus set at 200% of the sum of his salary and deferred compensation for such year. Mr. Redstone is entitled to be provided with $2.5 million of life insurance during his employment with CBS Corporation.

              Pursuant to Mr. Redstone's employment agreement, stock options to purchase 1,500,000 shares of Former Viacom's Class B Common Stock, which Mr. Redstone had been granted under his previous employment agreement, were converted at the time of the Separation into stock options to purchase 732,913 shares of CBS Class B Common Stock and stock options to purchase an equal number of shares of New Viacom Class B common stock. Of these stock options, 50% are currently vested and the remaining 50% will vest in equal annual installments on July 1 of each of 2006, 2007 and 2008. These options have a ten-year term from the date of grant. Pursuant to his employment agreement, 115,000 restricted share units which Mr. Redstone had been granted during the first calendar quarter of 2005 were converted into 56,190 restricted share units for CBS Class B Common Stock and an equal number of restricted share units for New Viacom Class B common stock. These restricted share units vested in January 2006 upon the certification by each of the CBS and New Viacom Compensation Committee that the applicable performance criteria established for 2005 was achieved. Mr. Redstone elected to defer settlement of these restricted share units.

Leslie Moonves

              On July 1, 2004, the Company entered into an agreement with Mr. Moonves with a five-year term, which agreement was amended on June 14, 2005 by letter agreement. Pursuant to his employment agreement, Mr. Moonves began to receive a salary of $3 million per annum on July 1, 2004, and deferred compensation at a rate of $2 million per annum that will increase for subsequent calendar years by $300,000 on each January 1st, which commenced January 1, 2005. In addition, he is eligible to receive annual bonus compensation, with a target bonus set at 200% of the sum of his salary and deferred compensation for such year. He is entitled to be provided with $8 million of life insurance during the employment term.

              Pursuant to his employment agreement, Mr. Moonves received in July 2004 a grant of stock options to purchase 1,500,000 shares of Former Viacom Class B common stock. These options converted at the time of the Separation into stock options to purchase 1,910,157 shares of CBS Class B Common Stock. Of these stock options, 50% are currently vested and the remaining 50% will vest in equal annual installments on July 1 of each of 2006, 2007 and 2008. These stock options have a ten-year term from the date of grant. Pursuant to his employment agreement, 115,000 restricted share units, which Mr. Moonves had been granted during the first calendar quarter of 2005, were converted into 146,445 restricted share units for CBS Class B Common Stock. Mr. Moonves' agreement provides for him to receive awards of 115,000 (146,445 adjusted for the Separation) restricted share units for CBS Class B Common Stock per year during the first quarter of each of 2006, 2007 and 2008. The restricted share units will vest upon certification by the Compensation Committee that the one-year performance criteria established by the Committee for the year in which the restricted share units were granted has been achieved. The restricted share units granted in January 2005 vested in January 2006 upon certification of the achievement of the performance criteria by the CBS Compensation Committee. The restricted share units are payable in shares of Class B Common Stock. Mr. Moonves can elect to defer payment of the restricted share units.

              The employment agreement for Mr. Moonves contains restrictive covenants imposing non-competition obligations, restricting solicitation of employees, protecting confidential information and the Company's ownership of work product and requiring cooperation in litigation, as well as other covenants, during Mr. Moonves' employment and for specified periods after the termination of employment.

              The employment agreement for Mr. Moonves provides that, in the event of the termination of his employment by the Company without "cause" or his voluntary termination for "good reason" (as these terms are defined in his agreement) during the employment term, Mr. Moonves will be entitled to receive salary, deferred compensation and target bonus compensation and certain benefits and perquisites for the balance of the employment term (or, in the case of COBRA medical and dental coverage, for at least 18 months after the date of termination), subject to mitigation after the first 36 months. Further, in such event, all unvested restricted share units will vest and become payable, and all stock options granted on or after July 1, 2004 that are vested on the date of such termination of his employment, or that would have vested and become exercisable by the end of the employment term, will be exercisable for the following period after the date of such termination (but not beyond the expiration date of the stock options): (i) six months, if the termination occurs during the first year of the term, (ii) one year, if the termination occurs during the second year of the term, (iii) two years, if the termination occurs during the third year of the term, and (iv) three years, if the termination occurs during the fourth or fifth years of the term.

Fredric G. Reynolds

              On August 15, 2005, the Company entered into an employment agreement with Mr. Reynolds with a four-year term. The employment agreement provides that Mr. Reynolds, upon the effective time of the Separation, would be employed as the executive vice president and chief financial officer of CBS Corporation, at a salary of $1.5 million per annum and, commencing on October 1, 2005, deferred compensation at a rate of $250,000 per annum. Mr. Reynolds' annual target bonus is 100% of his salary and deferred compensation. Mr. Reynolds also will be eligible to receive annual grants of long-term compensation for 2006 and subsequent years, as determined by the Company's Compensation Committee, based on a target value of $3.5 million. Mr. Reynolds' employment agreement provides that the vesting of any restricted share units awarded as part of his annual grants of long-term compensation will be subject to achievement of a performance goal. His agreement contains restrictive covenants imposing non-competition obligations, restricting solicitation of employees, protecting confidential information and the Company's ownership of work product and requiring cooperation in litigation, as well as other covenants, during his employment and for specified periods after the termination of employment. In the event of the termination of Mr. Reynolds' employment by the Company without "cause" or his voluntary termination for "good reason" (as these terms are defined in his employment agreement) during the employment term, he will be entitled to receive two times the sum of his annual salary, annual deferred compensation and target bonus compensation, but not in excess of $6 million. Further, in such event, stock options that would have vested during the employment term will vest on the date of termination and, together with outstanding stock options that vested prior to the date of termination, will remain exercisable for six months after the date of termination (but not beyond the expiration of such stock options). If Mr. Reynolds or the Company chooses not to extend the term of his employment when it expires, any stock options and restricted share units that have not vested will vest on the date of termination, subject to a non-competition restriction and, in the case of the restricted share units, achievement of the applicable performance goal.

Louis J. Briskman

              On September 6, 2005, the Company entered into an employment agreement with Mr. Briskman with a three-year term. The employment agreement provides that Mr. Briskman will be employed as the executive vice president and general counsel of CBS Corporation at a salary of $1.25 million per annum that is subject to discretionary annual merit increases on September 6, 2006 and September 6, 2007. Mr. Briskman's annual target bonus is 100% of his salary. Mr. Briskman also will be eligible to receive annual grants of long term compensation, as determined by the Company's Compensation Committee, based on a target value of $2 million, commencing in 2006. To compensate Mr. Briskman for long-term cash and equity awards that he forfeited in order to commence employment with the Company, Mr. Briskman received a grant of 14,908 restricted share units for Former Viacom Class B common stock (which at the time of the Separation converted into 18,984 restricted share units for CBS Class B Common Stock) that will vest on September 6, 2006, and which was subject to a performance goal that has been achieved, and he received a cash payment of $500,000 on December 31, 2005. Mr. Briskman's employment agreement contains restrictive covenants imposing non-competition obligations, restricting solicitation of employees, protecting confidential information and the Company's ownership of work product and requiring cooperation in litigation, as well as other covenants, during his employment and for specified periods after the termination of employment. The employment agreement provides that Mr. Briskman will continue to receive supplemental pension payments pursuant to an agreement dated March 2, 1999, as amended on May 3, 2000, with the former CBS Corporation. See "—Retirement Plans" for information on his supplemental pension payments. In the event of the termination of Mr. Briskman's employment by the Company without "cause" or his voluntary termination for "good reason" (as these terms are defined in his employment agreement) during the employment term, he will be entitled to receive salary and certain benefits and perquisites for the balance of the employment term and target bonus compensation for the year of termination and, if the termination occurs during 2006, target bonus compensation for the following year; salary and bonus compensation payments will be subject to mitigation after the first 12 months. Further, in such event, stock options that would have vested during the employment term will vest on the date of termination and, together with outstanding options that vested prior to the date of termination, will remain exercisable for one year after the date of termination (but not beyond the expiration of such stock options).

Susan C. Gordon

              Ms. Gordon's employment agreement with the Company provides that she will be employed as the senior vice president, controller and chief accounting officer of the Company through February 28,

2007, at a salary of $725,000 per annum that will increase to $775,000 per annum on March 1, 2006. Ms. Gordon's annual target bonus is 50% of her salary. Ms. Gordon also will be eligible to receive annual grants of long term compensation for 2006 and 2007, as determined by the Company's Compensation Committee, having a value equivalent to the value of stock options to purchase 75,000 shares of Former Viacom Class B common stock. Ms. Gordon's employment agreement contains restrictive covenants imposing non-competition obligations, restricting solicitation of employees, protecting confidential information and the Company's ownership of work product and requiring cooperation in litigation, as well as other covenants, during her employment and for specified periods after the termination of employment. In the event of the termination of Ms. Gordon's employment by the Company without "cause" or her voluntary termination for "good reason" (as these terms are defined in her employment agreement) during the employment term, she will be entitled to receive salary, target bonus compensation and certain benefits and perquisites for the balance of the employment term, subject to mitigation after the first 12 months. Further, in such event, stock options that would have vested during the employment term will vest on the date of termination and, together with outstanding options that vested prior to the date of termination, will remain exercisable for six months after the date of termination (but not beyond the expiration of such stock options).

    Shareholder Derivative Litigation

              Two shareholder derivative lawsuits, consolidated as In re Viacom Shareholders Derivative Litigation, were filed in July 2005 in New York State Supreme Court relating to executive compensation and alleged corporate waste. The actions name each member of Former Viacom's Board of Directors, Messrs. Tom Freston and Leslie Moonves (each of whom were executive officers of Former Viacom), and, as a nominal defendant, Former Viacom, alleging that the 2004 compensation of Messrs. Redstone, Freston, and Moonves was excessive and unwarranted and challenging the independence of certain Former Viacom directors. Mr. Redstone is the Company's Executive Chairman of the Board of Directors and Founder and Mr. Moonves is the Company's President and Chief Executive Officer. Plaintiffs seek unspecified damages from the members of the Former Viacom Board of Directors for their alleged breach of fiduciary duties, disgorgement of the 2004 compensation paid to the officers of Former Viacom, equitable relief, and attorney fees and expenses. The Company moved to dismiss the complaints and oral argument was heard on February 16, 2006. No decision has been issued by the court. Any liabilities in this matter adverse to the Company and/or New Viacom will be shared equally between the Company and New Viacom. The Company believes that the plaintiffs' positions in these actions are without merit and it intends to vigorously defend itself in the litigation.

              The Company has received shareholder demands seeking access to books and records of the Company relating to executive compensation paid to Sumner M. Redstone, Tom Freston and Leslie Moonves, accompanied by statements that such demands are in furtherance of an investigation of possible mismanagement, self-dealing and corporate waste by directors and officers of Former Viacom. Another shareholder demand seeking access to books and records relates to the compensation of Sumner M. Redstone and Mel Karmazin (former Chief Operating Officer of Former Viacom). One of the demands also seeks access to books and records of the Company relating to Sumner M. Redstone's acquisition of a controlling interest in Midway Games Inc. The Company intends to comply with all reasonable requests. Under the Separation Agreement between the Company and New Viacom, liabilities in connection with executive compensation claims relating to officers of Former Viacom are shared equally by the Company and New Viacom.

EQUITY COMPENSATION PLAN INFORMATION

              The following table sets forth certain information as of December 31, 2005 concerning shares of the Company's Class B Common Stock authorized for issuance under (i) equity compensation plans approved by the Company's stockholders, and (ii) equity compensation plans assumed by Former Viacom in the merger with former CBS Corporation and the Infinity merger pursuant to which awards were made after completion of the respective mergers. No shares of the Company's Class A Common Stock are authorized for issuance under the Company's equity compensation plans. The information presented below gives effect to the Separation.

Plan Category(1)	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(2)	96,653,027		32.73	62,030,281
Equity compensation plans not approved by security holders(3)	4,682,642	(4)	35.67	0

Total	101,335,669		32.86	62,030,281

(1)
This table does not include plans assumed by Former Viacom pursuant to the merger with former CBS Corporation, the Infinity merger and the acquisition of BET (collectively, the "Mergers"), if no awards were made under such plans after completion of the respective Mergers. This table does not, therefore, include options for 30,633,599 shares of CBS Corporation Class B Common Stock in the aggregate and 145 shares of Class B Common Stock underlying common stock equivalents credited to directors, all of which were assumed in the Mergers and outstanding as of December 31, 2005. The weighted average exercise price of these options as of December 31, 2005 was $30.23.

(2)
Equity compensation plans approved by Former Viacom security holders include the following: the Company's 1994, 1997, 2000 and 2004 Long-Term Management Incentive Plans and the Company's 1993, 1994 and 2000 Outside Directors Stock Option Plans and the Company's 2005 RSU Plan for Outside Directors.
(3)
Equity compensation plans not approved by Former Viacom security holders include the following: CBS Corporation 1991 Long-Term Incentive Plan (the "CBS 1991 LTIP"), the CBS 1993 Long-Term Incentive Plan (the "CBS 1993 LTIP") and the Infinity 1998 Long-Term Incentive Plan (the "Infinity 1998 LTIP") that were assumed by Former Viacom pursuant to the merger with former CBS Corporation and the Infinity merger and pursuant to which additional awards, reflected in column (a) in the table, were made after the applicable dates of such mergers.
(4)
This number does not include options for 23,700,423 shares of former CBS Corporation Class B Common Stock assumed by Former Viacom in the merger with former CBS Corporation and the Infinity merger with a weighted-average exercise price of $29.96 that were granted prior to the merger under the CBS Corporation 1991 LTIP, the CBS Corporation 1993 LTIP and the Infinity 1998 LTIP.

              Below are descriptions of equity compensation plans not approved by the Company's security holders and under which awards were made after the dates of the Former Viacom merger with former CBS Corporation and the Infinity merger, as applicable (see note (3)).

  CBS 1991 LTIP, CBS 1993 LTIP and Infinity 1998 LTIP:

              Former Viacom assumed the CBS 1991 LTIP and the CBS 1993 LTIP (together, the "CBS LTIPs") at the time of the merger with the former CBS Corporation. Former Viacom assumed the Infinity 1998 LTIP at the time of the Infinity merger. Stock options issued under the CBS LTIPs and the Infinity 1998 LTIP prior to the respective mergers were converted into Former Viacom options with the number of options and the related exercise prices adjusted, in the case of the former CBS Corporation merger, by 1.085 to reflect the former CBS Corporation exchange ratio and, in the case of the Infinity merger, by 0.592 to reflect the Infinity exchange ratio. At the time of the Separation, the Former Viacom options converted into CBS Corporation options.

              The CBS LTIPs and the Infinity 1998 LTIP provided for grants of non-statutory stock options, stock appreciation rights and limited stock appreciation rights, performance awards and restricted stock. The CBS 1993 LTIP and the Infinity 1998 LTIP also provided for grants of incentive stock options. Stock options were the only awards issued under the CBS LTIPs and the Infinity 1998 LTIP that were assumed by Former Viacom at the time of the respective mergers and that are currently outstanding.

              Prior to the former CBS Corporation merger and the Infinity merger, stock options were awarded by CBS Corporation and Infinity to their respective management and employees under the CBS LTIPs and the Infinity 1998 LTIP. Option grants pursuant to the "Fund the Future" program, a broad-based program pursuant to which employees receive stock options, were also made under these plans. After the mergers, Former Viacom awarded stock options in 2001 and 2002 under the CBS LTIPs and the Infinity 1998 LTIP pursuant to the "Fund the Future" program to certain employees in CBS Corporation and in the CBS Radio and CBS Outdoor divisions. No awards have been made under the CBS LTIPs and the Infinity 1998 LTIP since 2002, and no additional awards can be made under these plans.

              The exercise price of stock options issued under the CBS LTIPs and the Infinity 1998 LTIP could not be less than the fair market value on the date of grant. The management stock options granted under the CBS LTIPs and the Infinity 1998 LTIP generally vested over a one to four-year period and a one to three-year period, respectively, and vested options could be exercised at any time until the ten-year expiration date subject to provisions regarding termination of employment.

              Stock options granted under the CBS LTIPs and the Infinity 1998 LTIP pursuant to the "Fund the Future" program were subject to a three-year holding period as well as a vesting schedule that was related to years of service. Generally, vested options granted under this program could be exercised once the three-year holding period was satisfied but not beyond the ten-year expiration date, subject to provisions regarding termination of employment. The Compensation Committee has the power to accelerate the time at which any option may vest or be exercised.

PERFORMANCE GRAPH

              On December 31, 2005, Former Viacom separated into two publicly-traded companies, CBS Corporation and New Viacom. Pursuant to the Separation, holders of the Former Viacom Class A common stock received 0.5 of a share of the Company's Class A Common Stock and 0.5 of a share of New Viacom's Class A common stock for each share of Former Viacom Class A common stock. Similarly, holders of the Former Viacom Class B common stock received 0.5 of a share of New Viacom Class B common stock and 0.5 of a share of the Company's Class B Common Stock for each share of Former Viacom Class B common stock. The stockholder value shown in the performance graph for each of Former Viacom's Class A common stock and Class B common stock immediately prior to the Separation on December 31, 2005 reflects the value of Former Viacom, which immediately prior to the Separation on December 31, 2005 included the businesses of both CBS Corporation and New Viacom.

              The following graph compares the cumulative total stockholder return on Former Viacom Class A common stock and the Class B common stock with the cumulative total return on the companies listed in the Standard & Poor's 500 Stock Index and a peer group of companies identified below.

              The performance graph assumes $100 invested on December 31, 2000 in each of the Class A common stock of Former Viacom, the Class B common stock of Former Viacom, the S&P 500 Index and the Peer Group identified below, including reinvestment of dividends, through the calendar year ended December 31, 2005.

Exhibit I
Total Cumulative Stockholder Return
For Five-Year Period Ending December 31, 2005

              The Peer Group consists of the following companies: The Walt Disney Company; The News Corp. Ltd.; Time Warner Inc. (formerly AOL Time Warner); Tribune Company and Clear Channel Communications.

December 31,	2000	2001	2002	2003	2004	2005

Class A Common	100.00	73.22	67.52	73.46	61.95	70.96
Class B Common	100.00	73.05	67.44	73.65	60.80	71.00
S&P 500	100.00	80.09	62.39	80.29	89.03	102.75
Peer Group	100.00	71.46	43.22	58.47	60.76	67.55

ITEM 3—PROPOSAL TO APPROVE THE AMENDED AND RESTATED
CBS CORPORATION 2004 LONG-TERM MANAGEMENT INCENTIVE PLAN

              The Board is submitting for stockholder approval an amended and restated CBS Corporation 2004 Long-Term Management Incentive Plan which amends certain provisions of the Company's current 2004 Long-Term Management Incentive Plan (the "Existing LTMIP"). The text of the Existing LTMIP, as amended and restated to incorporate the proposed amendments, appears at the end of this proxy statement as Annex B (the "Amended LTMIP" and, together with the Existing LTMIP, the "LTMIP"). The following description of the LTMIP should be read in conjunction with, and is qualified in its entirety by reference to, the full text of the Amended LTMIP that appears as Annex B.

BACKGROUND

              Prior to the Separation, the Board of Directors of Former Viacom indicated its support for a program under which the Company would offer its employees, following the Separation, the opportunity to exchange certain employee stock options, on a discounted-from-fair-value basis, for restricted share units of CBS Corporation Class B Common Stock. At that time, the Former Viacom Board of Directors left the final decision whether to proceed with an exchange offer and decisions concerning the specific timing and final terms of the offer for determination by the Company's Board of Directors following the Separation. In 2006, the Company's Board of Directors and its Compensation Committee authorized the Company to proceed with an exchange offer (the "Voluntary Exchange Offer") under which eligible employees may exchange eligible options for restricted shares, or restricted share units in the case of employees based outside of the United States, of the Company's Class B Common Stock as set forth in the Voluntary Exchange Offer. At the same time, certain amendments to the LTMIP that are necessary to implement the Voluntary Exchange Offer were approved, subject to the approval of the Company's stockholders at the Annual Meeting of Stockholders.

              Only stock options awarded prior to January 1, 2006 are eligible for the Voluntary Exchange Offer.

              The Voluntary Exchange Offer is intended to accomplish a number of important corporate objectives. First, by reintroducing vesting restrictions on restricted shares where today the vast majority of options are fully vested, the Company expects to significantly improve the retentive effects of its long-term incentives to ensure the continuity of its employees. Second, by providing long-term incentives in the form of restricted shares, the Company hopes to reinforce the "ownership culture" among its employees and more closely align employees' interests with those of the Company's stockholders. Finally, the Company expects that, upon completion, the Voluntary Exchange Offer should reduce the potential dilution associated with its long-term incentive plans.

              Individuals eligible to participate in the Voluntary Exchange Offer are all active employees of the Company and its subsidiaries, including the executives named in the Summary Compensation Table. Eligible employees will make separate tendering decisions with respect to their stock options that are out-of-the-money and those that are in-the money; an employee stock option will be considered either out-of-the-money or in-the-money depending on whether the exercise price of the option is greater than or less than a market value of CBS Corporation Class B Common Stock which will be determined at about the time the Voluntary Exchange Offer commences and communicated in the offer materials. Employees who tender any of their out-of-the-money stock options will be required to tender all such options; similarly, employees who tender any of their in-the-money stock options will be required to tender all such options. Prior to commencement of the Voluntary Exchange Offer, all options eligible to be tendered will be valued using a Black-Scholes methodology, and employees who tender their options will receive in exchange restricted shares or restricted share units of the Company's Class B Common Stock having a value equal to 75% of the attributed value of their tendered options. Each such restricted share or restricted share unit will be considered to have a value equal to the average of the closing prices of the CBS Corporation Class B Common Stock on the NYSE for the five consecutive trading days ending on the fifth trading day preceding commencement of the Voluntary Exchange Offer. The restricted shares and restricted share units will be subject to vesting conditions, even if the tendered options are fully vested. The restricted shares and restricted share units will generally vest in equal 50% installments on the second and third anniversaries of the date of grant (assuming the employee remains employed by the Company or one of its subsidiaries until the applicable vesting date), except that restricted shares awarded to certain of the Company's senior executives will vest only if a performance criteria for the 2006 fiscal year is satisfied as well. Restricted shares and restricted share units which do not vest are forfeited. Additionally, during the restricted period, none of the restricted shares or restricted share units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of until such restricted shares or restricted share units, as the case may be, have vested. During the vesting period, restricted shares and restricted share units will accrue dividends whenever the Company pays a cash dividend on the CBS Corporation Class B Common Stock; accrued dividends will be subject to the same vesting conditions and risk of forfeiture as the underlying restricted shares and restricted share units and will be paid to participating employees in cash when the restricted shares or restricted share units, as the case may be, vest. A total of approximately 98,000,000 stock options are eligible to be tendered in the Voluntary Exchange Offer.

DESCRIPTION OF AMENDMENTS

              The amendments to the LTMIP have the following effects:

    •
    The general prohibition in the Existing LTMIP on option exchange offers (Section 2.5) will not apply to the Voluntary Exchange Offer or any similar exchange offer that relates exclusively to stock options awarded before the Separation. The Amended LTMIP will continue to prohibit any other option exchange offer.

    •
    Restricted shares (or restricted share units) of CBS Corporation Class B Common Stock issued pursuant to the Voluntary Exchange Offer (or any similar offer as described above) will not count against (i) the total number of shares of CBS Corporation Class B Common Stock that are available for awards under the LTMIP (Section 1.5) or (ii) the plan sub-limit for restricted shares and similar awards (Section 1.5(b)).

    •
    In connection with the Voluntary Exchange Offer (or any similar offer as described above), the Compensation Committee may waive the general requirement of the LTMIP that restricted shares whose vesting is contingent solely on continued employment may not fully vest in less than three years (Section 3.2). A parallel amendment is being made with respect to restricted share units (Section 4.2).

    •
    Shares of CBS Corporation Class B Common Stock subject to stock options tendered and cancelled in connection with the Voluntary Exchange Offer (or any similar offer as described above) shall not be added back to the LTMIP share limits and thus shall not be available for future awards.

              NAIRI, Inc., which owns approximately 73% of the voting power of the Company's common stock, has indicated that it will vote its shares in favor of the amendments to the LTMIP at the Annual Meeting of Stockholders. NAIRI, Inc. is a wholly owned subsidiary of National Amusements, Inc., which is controlled by Sumner M. Redstone, our Executive Chairman and Founder.

              The stockholders of the Company originally approved the Existing LTMIP at the Company's 2004 Annual Meeting of Stockholders (at which time the Company was named Viacom Inc.).

PURPOSE AND DESCRIPTION OF THE LTMIP

              Purpose of the Plan.    The purpose of the LTMIP is to benefit and advance the interests of the Company and its subsidiaries by rewarding certain employees of the Company and its subsidiaries for their contributions to the financial success of the Company and its subsidiaries and thereby motivate them to continue to make such contributions in the future.

              Administration.    The LTMIP is administered by the Board or the Compensation Committee. Subject to certain limitations, the Compensation Committee may delegate its authority under the LTMIP to one or more members of the Compensation Committee or one or more officers of the Company. The Compensation Committee selects the employees who receive awards under the LTMIP, and determines the type of award to be granted, the number of shares subject to awards or the cash amount payable in connection with an award and the terms and conditions of these awards in accordance with the terms of the LTMIP. Subject to certain limitations, the Compensation Committee also has the authority to amend the terms of outstanding awards or waive any conditions or restrictions applicable to an award. The Compensation Committee has full authority to interpret the LTMIP and to establish rules for its administration.

              Eligibility.    LTMIP awards may be granted to any employee of CBS or any of its subsidiaries. Approximately 1,600 employees of the Company and its subsidiaries, including officers, are eligible for awards under the LTMIP.

              Shares Available for Awards.    The total number of shares of CBS Corporation Class B Common Stock available for all awards made on or after January 1, 2006 under the LTMIP (the "Section 1.5 Limit") is 61,605,522 (such number having been adjusted to account for the Separation). Shares of CBS Corporation Class B Common Stock issued under the LTMIP may be authorized but unissued shares, treasury shares or, subject to conditions that the Compensation Committee may determine, from shares beneficially owned by one or more of the Company's stockholders.

              Shares subject to awards under the LTMIP will again be available for future awards upon the occurrence of specified events that result in fewer than the total number of shares subject to the award being delivered to the participants. Shares of CBS Corporation Class B Common Stock that will be added back to the Section 1.5 Limit (and any applicable plan sub-limits) and again be available for awards are those shares (1) tendered or withheld to pay the exercise price of an award or to satisfy any tax or other withholding obligations with respect to an award, (2) subject to an award that expires or is canceled, forfeited or terminated without having been exercised or paid, or (3) subject to an award that is instead settled in cash. In addition, if an award is settled by delivery of fewer than the full number of shares subject to such award, then the excess of the number of shares subject to the award over the number of shares actually delivered to the participant upon settlement of the award will not be counted against the Section 1.5 Limit (or any applicable plan sub-limits). Notwithstanding the foregoing, shares of CBS Corporation Class B Common Stock subject to stock options tendered and cancelled in connection with the Voluntary Exchange Offer or other permissible exchange offer under the Amended LTMIP will not be added back to the LTMIP share limits and thus will not be available for future awards.

              Shares underlying awards granted in substitution for awards previously granted by an entity acquired by the Company or with which the Company merges or otherwise combines will not be counted against the Section 1.5 Limit (or any applicable plan sub-limits). Shares included in or subject to awards made in the Voluntary Exchange Offer or other permissible exchange offer under the Amended LTMIP will not be counted against the Section 1.5 Limit (or any applicable plan sub-limits).

              Sub-Limit for Restricted Shares and Restricted Share Units.    The LTMIP includes a limit (the "Restricted Share Limit") on the maximum aggregate number of shares of CBS Corporation Class B Common Stock that may be issued in conjunction with awards made on or after January 1, 2006 of (i) restricted shares, restricted share units, unrestricted shares of CBS Corporation Class B Common Stock, performance shares and dividend equivalents, and (ii) performance units and "Other Awards" paid or settled in shares of CBS Corporation Class B Common Stock. The Restricted Share Limit is 34,243,573 shares of CBS Corporation Class B Common Stock (such number having been adjusted to account for the Separation). Restricted shares or similar awards issued in the Voluntary Exchange Offer or other permissible exchange offer under the Amended LTMIP will not count against the Restricted Share Limit.

              Section 162(m) Limits.    The LTMIP contains certain provisions required in order for compensation under the LTMIP to qualify, where appropriate, as "qualified performance-based compensation" which is excluded from the $1 million limit on deductible compensation set forth in Section 162(m) of the Internal Revenue Code. In particular, the maximum aggregate number of shares of CBS Corporation Class B Common Stock that may be granted to any participant during the five-year term of the LTMIP (which ends on March 10, 2009) pursuant to stock option, stock appreciation or phantom share awards under the LTMIP that are not subject to performance goals is 25,468,760 (such number having been adjusted for the Separation). In addition, for awards (other than those awards described in the previous sentence) intended to satisfy the Section 162(m) exception for "qualified performance based compensation," the maximum amount that may be granted to any participant under the LTMIP during any performance period is $50 million for awards denominated in cash and 5,093,752 shares for awards denominated in shares of CBS Corporation Class B Common Stock (such number having been adjusted for the Separation). If, with respect to any performance period, a participant is granted awards having an aggregate dollar value and/or number of shares less than the maximum dollar amount and/or number of shares that could have been awarded to such participant based on the degree to which the relevant performance goals were achieved, the excess of the maximum dollar amount and/or number of shares over the dollar amount and/or number of shares actually awarded will increase the maximum dollar amount and/or number of shares that may be awarded to such participant for the next performance period for which the participant is granted awards intended to satisfy the Section 162(m) exception for "qualified performance based compensation."

              Types of Awards.    The LTMIP provides for the following types of awards: stock options to purchase shares of CBS Corporation Class B Common Stock; stock appreciation rights; restricted and unrestricted shares of CBS Corporation Class B Common Stock; restricted share units; phantom shares; dividend equivalents; performance awards; and other equity related awards and cash payments. The terms and conditions of these awards are described in more detail below.

              Stock Options.    Stock options can be either incentive stock options within the meaning of Section 422 of the Internal Revenue Code or "nonqualified" options that do not qualify as incentive stock options for U.S. federal income tax purposes, as determined by the Compensation Committee. All options awarded under the LTMIP have been nonqualified options.

              The Compensation Committee generally has the power to determine the number and kind of stock options granted, the exercise price, the applicable vesting schedule, the period during which options can be exercised and any applicable performance goal requirements. The Compensation Committee may, in its discretion, accelerate the vesting date of any stock option. The Compensation Committee may not "reprice" any stock option (as defined in the LTMIP), except that, assuming the

Company's stockholders approve the amendments to the LTMIP described above, the Compensation Committee may initiate an exchange offer that relates exclusively to stock options that were awarded prior to the Separation. No stock option may be granted with a per share exercise price of less than 100% of the fair market value of a share of CBS Corporation Class B Common Stock on the date of grant unless such stock option is an award granted in substitution for outstanding awards previously granted by an entity acquired by the Company (with certain limitations). Unless otherwise determined by the Compensation Committee, no stock option can be exercised more than ten years after the date of grant. The exercise price of a stock option must be paid in full on or before the settlement date for the shares of CBS Corporation Class B Common Stock issued pursuant to the exercise of the option.

              The LTMIP contains general provisions for determining the period, if any, during which stock options may be exercised following a participant's termination of employment. The Compensation Committee generally has the discretion to reduce or increase the post-termination exercise periods provided for in the LTMIP.

              Stock Appreciation Rights.    The Compensation Committee may grant stock appreciation rights alone or in tandem with other awards. No stock appreciation right that is granted alone may be granted with a per share exercise price of less than 100% of the fair market value of a share of CBS Corporation Class B Common Stock on the date of grant unless such stock appreciation right is subject to performance goals (as described below) or is an award granted in substitution for outstanding awards previously granted by an entity acquired by the Company (with certain limitations). Stock appreciation rights granted alone or in tandem with awards other than stock options will be subject to the terms and conditions established by the Compensation Committee. No stock appreciation right granted in tandem with a stock option may be exercised unless the related stock option is then exercisable.

              Restricted Shares, Restricted Share Units and Unrestricted Shares.    The Compensation Committee may grant restricted shares and restricted share units. A restricted share is a share of CBS Corporation Class B Common Stock granted to the participant subject to restrictions as determined by the Compensation Committee. A restricted share unit is a contractual right to receive, in the discretion of the Compensation Committee, a share of CBS Corporation Class B Common Stock (or other CBS securities designated by the Compensation Committee), a cash payment equal to the fair market value of a share of CBS Corporation Class B Common Stock or a combination of cash and CBS Corporation Class B Common Stock (or such other securities), subject to terms and conditions as determined by the Compensation Committee. The Compensation Committee may also grant awards for no more than a total of 75,000 unrestricted shares of CBS Corporation Class B Common Stock in recognition of outstanding achievements and performance.

              The Compensation Committee will establish the vesting schedule applicable to restricted shares and restricted share units, which may include any applicable performance goal requirements. In no event may restricted shares or restricted share units that vest contingent solely on the continued employment of the participant fully vest in less than three years from the date of grant, although the Compensation Committee may waive this minimum vesting requirement for restricted shares and restricted share units issued in the Voluntary Exchange Offer or other permissible exchange offer under the Amended LTMIP. Holders of restricted share awards will generally have the same rights as other holders of shares of CBS Corporation Class B Common Stock, but restricted shares cannot be sold, transferred, assigned, pledged or otherwise encumbered or disposed of until they have vested.

              In the event a participant's employment with the Company or any of its subsidiaries ends by reason of voluntary termination by the participant, termination by the Company or any of its subsidiaries with or without cause or the participant's retirement (as defined in the LTMIP), or in the event of a participant's death or permanent disability, the participant will forfeit all unvested restricted shares and unvested restricted share units as of the date of such event, unless the Compensation Committee determines otherwise. The Compensation Committee may, in its discretion, accelerate the dates on which restricted shares and restricted share units vest.

              Phantom Shares.    The value of any phantom shares will be determined by reference to the fair market value of a share of CBS Corporation Class B Common Stock. Payments made with respect to phantom shares are based, subject to any applicable limit on the maximum amount payable, on any increase in the value of shares of CBS Corporation Class B Common Stock on specified valuation dates over the initial value of the shares. The Compensation Committee determines the initial value of the phantom shares as of the date of grant, the valuation dates (not later than the eighth anniversary of the date of grant), the period during which the phantom shares vest and any limit on the maximum amount of appreciation value payable for the phantom shares. The appreciation value of a phantom share will be paid to a participant in cash or, in the discretion of the Compensation Committee, in shares of CBS Corporation Class B Common Stock (or other Company securities designated by the Compensation Committee) or in a combination of cash and shares (or such other securities).

              Performance Awards.    The Compensation Committee may grant performance awards in the form of either performance shares or performance units and may grant performance awards either alone or in addition to other LTMIP awards. The Compensation Committee will determine the terms and conditions of the performance awards, and, unless the Compensation Committee determines otherwise, the granting, vesting and/or exercisability of performance awards will be conditioned in whole or in part on the achievement in whole or in part of performance goals (as described below) during a performance period selected by the Compensation Committee. Performance shares are payable in shares of CBS Corporation Class B Common Stock and performance units are payable in cash or, in the discretion of the Compensation Committee, in shares of CBS Corporation Class B Common Stock (or other Company securities designated by the Compensation Committee) or in a combination of cash and shares (or such other securities).

              Performance Goals.    The Compensation Committee may condition the grant, vesting and/or exercisability of any award, including, but not limited to, performance shares and performance units, upon the attainment of performance targets related to one or more performance goals over a performance period selected by the Compensation Committee. The Compensation Committee may reduce any award below the maximum amount that could be paid based on the degree to which the performance targets related to such award were attained. However, the Compensation Committee may not increase any award that is intended to satisfy the exception for "qualified performance-based compensation" set forth in Section 162(m) of the Code above the maximum amount that could be paid based on the attainment of performance targets.

              For awards that are intended to satisfy the Section 162(m) exception for "qualified performance-based compensation," the awards will be subject to one or more, or any combination, of the following performance goals, as selected by the Compensation Committee: operating income before depreciation and amortization ("OIBDA"), OIBDA without intercompany eliminations, operating income, free cash flow, net earnings, net earnings from continuing operations, earnings per share, revenue, net revenue, operating revenue, total stockholder return, share price, return on equity, return in excess of cost of capital, profit in excess of cost of capital, return on assets, return on invested capital, net operating profit after tax, operating margin, profit margin or any combination thereof. For awards that are not intended to satisfy the Section 162(m) exception, the Compensation Committee may establish performance targets based on other performance goals, as it deems appropriate.

              The performance targets may be based on objectives related to individual performance, Company performance, or the performance of a subsidiary, division, department, region, function or business unit. The performance targets may be determined on an absolute or cumulative basis or on a percentage of improvement over time. In addition, a performance target may be measured in terms of Company performance (or of the performance of a subsidiary, division, department, region, function or business unit) or measured relative to selected peer companies or a market index.

              Dividend Equivalents and Other Awards.    The Compensation Committee may allow any recipient of an award under the LTMIP to receive, currently or on a deferred basis, interest, dividends or dividend equivalent payments, with respect to the number of shares of CBS Corporation Class B Common Stock covered by such award. The Compensation Committee may also provide for the amount of such interest, dividend or dividend equivalent to be reinvested and/or subject to the same terms and conditions (including vesting and forfeiture provisions) as the related award.

              The Compensation Committee has the authority to grant other equity-related awards or cash payments, which payments may be based on one or more criteria determined by the Compensation Committee, under the LTMIP that are consistent with the purpose of the plan and the interests of the Company. The Compensation Committee may also establish procedures for the deferral of payment of awards.

              Adjustments.    In the event of a merger, consolidation, stock split, reverse stock-split, dividend, distribution, combination, reclassification, reorganization, split up, spin-off or recapitalization that changes the character or amount of CBS Corporation Class B Common Stock or other changes in the corporate structure, equity securities or capital structure of the Company, the Compensation Committee will make such adjustments, if any, as it deems appropriate to the number and kind of securities subject to any outstanding award, the exercise price or purchase price, if any, of any outstanding award or the initial value of any outstanding phantom shares and the maximum number or kind of securities that may be granted under the LTMIP or under the applicable plan sub-limits or the aggregate number or kind of securities that may be granted to any participant. These adjustments will not be considered a repricing under the LTMIP.

              Amendment and Termination of the Plan.    The Board may at any time amend or terminate the LTMIP, but no amendment will be effective without stockholder approval if such approval is required by law or under the rules of the NYSE or other principal stock exchange on which CBS Corporation Class B Common Stock is listed, and no amendment or termination may materially adversely affect the terms of any then outstanding awards without the consent of the affected participant, except for amendments to the LTMIP or any awards to avoid the imposition of interest and penalties under Section 409A of the Internal Revenue Code. Unless earlier terminated by the Board, the LTMIP will terminate on March 10, 2009.

              Breach of Agreements.    The Compensation Committee may include a provision in any agreement or certificate governing an award under the LTMIP that would require a participant to return gains realized on such award under the LTMIP if the Compensation Committee determines that a material breach of certain obligations of the participant under one or more agreements has occurred during the one-year period after the termination of the participant's employment with the Company or a subsidiary.

U.S. Federal Income Tax Consequences

              The following discussion is intended as a general summary of the U.S. federal income tax consequences associated with the grant and exercise of stock options. This summary does not purport to be complete and does not address any applicable state or local tax law.

              Non-Qualified Stock Options.    In general, a participant does not realize taxable income and the Company is not entitled to a deduction upon the grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the excess of the fair market value of the shares on the date of exercise over the exercise price will be taxable to the participant as ordinary income. The amount included in the gross income of the participant will be deductible by the Company. The tax basis of shares acquired by the participant will be equal to the exercise price plus the amount includable in the gross income of the participant as ordinary income. Certain additional rules may apply if the exercise price of a non-qualified stock option is paid in shares or other securities previously owned by the participant.

              Incentive Stock Options.    In general, a participant does not realize taxable income and the Company is not entitled to a tax deduction upon either the grant or exercise of an incentive stock option. If a participant holds the shares acquired upon the exercise of an incentive stock option for more than one year after the transfer of the shares upon exercise of the incentive stock option and more than two years from the date of the grant of the incentive stock option (the "ISO Holding Period") the difference between the exercise price and the amount that the participant realizes upon the sale of the shares will be treated as a long-term capital gain or loss and no deduction will be available to the Company. If the participant disposes of the shares acquired upon exercise of the incentive stock option before the expiration of the ISO Holding Period, the participant will realize ordinary income and the Company will be entitled to a deduction on the portion of the gain, if any, equal to the difference between the incentive stock option exercise price and the fair market value of the shares on the date of exercise or, if less, the difference between the amount realized on the disposition and the adjusted basis of the stock. Any further gain or loss from an arm's-length sale or exchange will be taxable as a long-term or short-term capital gain or loss, depending upon the holding period of the shares before disposition. Certain additional rules may apply if the exercise price of an incentive stock option is paid in shares or other securities previously owned by the participant.

              The excess of the fair market value at the time of exercise of the shares acquired upon the exercise of an incentive stock option over the exercise price of such stock option may constitute an adjustment to taxable income for purposes of the alternative minimum tax. Special rules for computing alternative minimum taxable income also may apply in certain cases where there are subsequent sales of shares in disqualifying dispositions and to determine the basis of the stock for purposes of computing alternative minimum taxable income on the subsequent sale of the shares.

NEW PLAN BENEFITS

              The Compensation Committee has discretionary authority to approve awards under the LTMIP. For this reason, it is not possible to determine the benefits or amounts of awards that will be received by any particular employee or group of employees in the future under the LTMIP. Restricted share units and stock options awarded under the LTMIP for 2005 to individuals identified in the Summary Executive Compensation Table on page 37 are reported on in that Table, including the footnotes, and in the section entitled "Options Grants in Fiscal 2005" that begins on page 39.

              The closing price of the CBS Corporation Class B Common Stock on March 31, 2006 was $23.98.

RECOMMENDATION OF THE BOARD OF DIRECTORS

              The Board of Directors recommends a vote "FOR" the approval of the amended and restated CBS Corporation 2004 Long-Term Management Incentive Plan.

ITEM 4—PROPOSAL TO APPROVE THE AMENDED AND RESTATED
CBS CORPORATION 2000 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

              The Board has approved and is submitting for stockholder approval an amended and restated CBS Corporation 2000 Stock Option Plan for Outside Directors which amends certain provisions of the Company's current 2000 Stock Option Plan for Outside Directors (the "Existing Option Plan") to (i) amend the definition of "Outside Director" to expand the eligibility of non-management directors to participate in the plan and (ii) to provide for an initial grant of stock options upon becoming an Outside Director. The text of the Existing Option Plan, as amended and restated to incorporate the proposed amendments, appears at the end of this proxy statement as Annex C (the "Amended Option Plan" and, together with the Existing Option Plan, the "Option Plan"). The following description of the Option Plan should be read in conjunction with, and is qualified in its entirety by reference to, the full text of the Amended Option Plan.

BACKGROUND

              In June 2005, in connection with the appointment of Ms. Shari Redstone as Vice Chair of the Former Viacom board of directors, the Former Viacom board of directors determined that it was appropriate to begin compensating Ms. Redstone for her services as a board member consistent with compensation provided to Outside Directors. The then current terms of the Existing Option Plan defined the term "Outside Director" to exclude employees of National Amusements and any immediate family members of a member of the Board who is an employee of National Amusements or the Company. The Former Viacom board determined to amend the definition of "Outside Director" to allow for the participation of Ms. Redstone. The Existing Option Plan was also amended to provide that an Outside Director, upon acquiring such status, shall be eligible for an initial stock option grant, thereby providing Ms. Redstone an initial grant on June 14, 2005, of 10,000 stock options to purchase shares of Former Viacom's Class B common stock, subject to stockholder approval of the Amended Option Plan. Ms. Redstone did not previously receive this initial grant as she was not previously considered an Outside Director for purposes of the Existing Option Plan and therefore was not compensated for board service.

              These amendments to, and the grant of stock options to Ms. Redstone under, the Option Plan are subject to stockholder approval at the Annual Meeting. The Board has also approved amendments to the Option Plan in connection with the Separation, such as reflecting the Company's new name following the Separation and adjusting authorized shares to reflect the Separation, none of which require stockholder approval.

              NAIRI, Inc., which owns approximately 73% of the voting power of the Company's common stock, has indicated that it will vote its shares in favor of the amendments to the Option Plan at the Annual Meeting of Stockholders. NAIRI, Inc. is a wholly owned subsidiary of National Amusements, Inc., which is controlled by Sumner M. Redstone, our Executive Chairman and Founder.

              The stockholders of the Company originally approved the Existing Option Plan at the Company's 2000 Annual Meeting of Stockholders and approved amendments to the Existing Option Plan at the Company's 2004 Annual Meeting.

DESCRIPTION OF AMENDMENTS

              The major differences between the terms of the Amended Option Plan and those of the Existing Option Plan relate to the eligibility of non-management directors to participate in the Option Plan. In the Existing Option Plan, the non-management directors who are eligible to participate are those members of the Board who are not employed by the Company or by National Amusements, Inc., or any of their respective subsidiaries, or who are not a member of the immediate family of a member of the Board who is employed by any of such companies. In the Amended Option Plan, the directors eligible to participate are those directors who are not employed by the Company or any of its subsidiaries. The amendments effectively allow for the participation of Ms. Redstone in the Option Plan.

PURPOSE AND DESCRIPTION OF THE OPTION PLAN

Purpose of the Option Plan

              The purpose of the Option Plan is to benefit and advance the interests of the Company by obtaining and retaining the services of qualified persons who are not employees of the Company or any of its subsidiaries to serve as directors and to induce them to make a maximum contribution to the success of the Company and its subsidiaries. Under the Amended Option Plan, directors of the Company who are not employees of the Company or any of its subsidiaries are considered "Outside Directors."

Administration

              The Option Plan is administered by the members of the Board who are not Outside Directors.

Terms of the Director Stock Options

              The Option Plan provides that each person who is an Outside Director will automatically receive an initial grant of 12,734 stock options (10,000 prior to the Separation Adjustment) to purchase shares of CBS Corporation Class B Common Stock on the date the director joins the Board as, or otherwise becomes, an Outside Director, and an annual grant of 5,093 stock options (4,000 prior to the Separation Adjustment) to purchase shares of CBS Corporation Class B Common Stock on January 31st of each year.

              The initial grant of stock options vests on the first anniversary of the date of grant. Each annual grant of stock options vests in three equal annual installments, on the first, second and third anniversaries of the date of grant.

              The per share exercise price of the initial and annual stock option grants is equal to the closing price of CBS Corporation Class B Common Stock on the NYSE on the date of grant, or if such day is not a business day, the next preceding business day. No stock option granted under the Option Plan may be exercised more than ten years after the date of grant. Each share of Class B Common Stock purchased through the exercise of a stock option granted under the Option Plan must be paid in full in cash on or before the settlement date for such share of Class B Common Stock.

              Stock options granted under the Option Plan may be exercised up to one year after the Outside Director ceases to serve for any reason, including death or permanent disability, as a member of the Board; provided, however, that the stock options are exercisable only to the extent vested on the date of termination and in no event after the stock options have otherwise expired.

Adjustments

              In the event of a merger, consolidation, stock split, dividend (other than a regular cash dividend), distribution, combination, reclassification, recapitalization, reorganization, split-up or spin-off that changes the character or amount of the Class B Common Stock or other changes in the corporate structure, equity securities or capital structure of the Company, the Board shall make such proportionate adjustments as it deems appropriate to the number and kind of securities subject to any stock options under the Option Plan, the exercise price of any stock options, the number and kind of securities subject to the initial and annual stock option grants under the Option Plan and the maximum number and kind of securities available for issuance under the Option Plan. The Board may, in its sole discretion, also make other adjustments as it deems appropriate in order to preserve, but not increase, the benefits or potential benefits under the Option Plan.

Transfer Restrictions, Etc.

              The rights of the recipient of stock options granted under the Option Plan are not transferable other than (i) by will or the laws of descent and distribution or (ii) upon prior notice to the Company, (A) to members of the recipient's immediate family or trusts whose beneficiaries are members of the recipient's immediate family; provided, however, that any such transfer is made for estate and/or tax planning purposes without consideration being received, or (B) to former spouses in transfers incident to a divorce. The Board may also permit other transferability, subject to any conditions and limitations that it imposes. No grant of stock options under the Option Plan entitles the holder to any rights of a holder of shares of CBS Corporation Class B Common Stock, except upon delivery of shares upon the exercise of a stock option, nor will any such grant be construed as giving the recipient the right to remain a member of the Board.

Amendment and Termination of the Plan

              The Board may at any time alter, amend, suspend or terminate the Option Plan, in whole or in part. No amendment will be effective without stockholder approval if approval is required by law or under the rules of the NYSE or other principal stock exchange on which the Company's Class B Common Stock is then listed, and no alteration, amendment, suspension or termination may adversely affect the terms of any outstanding stock options without the consent of the affected recipient.

U.S. Federal Income Tax Consequences

              The stock options granted under the Option Plan will be "non-qualified stock options" and will not qualify as incentive stock options for U.S. federal income tax purposes. In general, Outside Directors will not realize taxable income upon the grant of a non-qualified stock option, and the Company will generally not be entitled a deduction. Upon exercise of a non-qualified stock option, the excess of the fair market value of the shares on the date of exercise over the exercise price will be taxable to the Outside Director as ordinary income. The amount included in the gross income of the Outside Director will also be deductible by the Company. The tax basis of shares acquired by the participant will be equal to the exercise price plus the amount includable in the gross income of the participant as ordinary income.

NEW PLAN BENEFITS

              Only Outside Directors are eligible to receive stock option grants under the Option Plan. There are currently ten Outside Directors who participate in the Option Plan, including Ms. Redstone. The closing price of the CBS Corporation Class B Common Stock on March 31, 2006 was $23.98. It is not possible to estimate the annual benefit that the Company would expect to allocate to Outside Directors under the Option Plan. No employees of the Company are eligible to participate in the Option Plan; therefore, no benefit will accrue to such persons.

RECOMMENDATION OF THE BOARD OF DIRECTORS

              The Board of Directors recommends a vote "FOR" the approval of the amended and restated CBS Corporation 2000 Stock Option Plan for Outside Directors.

ITEM 5—PROPOSAL TO APPROVE THE AMENDED AND RESTATED CBS CORPORATION
2005 RSU PLAN FOR OUTSIDE DIRECTORS

              The Board has approved and is submitting for stockholder approval an amended and restated CBS Corporation 2005 RSU Plan for Outside Directors which amends certain provisions of the Company's current 2005 RSU Plan for Outside Directors (the "Existing RSU Plan") to amend the definition of "Outside Director" to expand the eligibility of non-management directors to participate in the plan. The text of the Existing RSU Plan, as amended and restated, to incorporate the proposed amendments, appears at the end of this proxy statement as Annex D (the "Amended RSU Plan" and, together with the existing RSU Plan, the "RSU Plan"). The following description of the RSU Plan should be read in conjunction with, and is qualified in its entirety by reference to, the full text of the Amended RSU Plan.

BACKGROUND

              In June 2005, in connection with the appointment of Ms. Shari Redstone as Vice Chair of the Former Viacom board of directors, the Former Viacom board of directors determined that it was appropriate to begin compensating Ms. Redstone for her services as a board member consistent with compensation provided to Outside Directors. The then current terms of the Existing RSU Plan defined the term "Outside Director" to exclude employees of National Amusements and any immediate family members of a member of the Board who is an employee of National Amusements or the Company. The Former Viacom board determined to amend the definition of "Outside Director" to allow for the participation of Ms. Redstone. Ms. Redstone was not previously compensated for board service.

              These amendments to the RSU Plan are subject to stockholder approval at the Annual Meeting. The Board has also approved amendments to the RSU Plan in connection with the Separation, such as reflecting the Company's new name following the Separation and adjusting authorized shares to reflect the Separation, which do not require stockholder approval.

              NAIRI, Inc., which owns approximately 73% of the voting power of the Company's common stock, has indicated that it will vote its shares in favor of the amendments to the RSU Plan at the Annual Meeting of Stockholders. NAIRI, Inc. is a wholly owned subsidiary of National Amusements, Inc., which is controlled by Sumner M. Redstone, our Executive Chairman and Founder.

              The stockholders of the Company approved the Existing RSU Plan at the Company's 2005 Annual Meeting.

DESCRIPTION OF AMENDMENTS

              The major differences between the terms of the Amended RSU Plan and those of the Existing RSU Plan relate to the eligibility of non-management directors to participate in the RSU Plan. In the Existing RSU Plan, the non-management directors who are eligible to participate are those members of the Board who are not employed by the Company or by National Amusements, Inc., or any of their respective subsidiaries, or who are not a member of the immediate family of a member of the Board who is an employee of National Amusements or the Company by any of such companies. In the Amended RSU Plan, the directors eligible to participate are those directors who are not employed by the Company or any of its subsidiaries. The amendments effectively allow for the participation of Ms. Redstone in the RSU Plan.

PURPOSE AND DESCRIPTION OF THE RSU PLAN

Purpose of the RSU Plan

              The purpose of the RSU Plan is to benefit and advance the interests of the Company and its subsidiaries by obtaining and retaining the services of qualified persons who are not employees of the Company or any of its subsidiaries to serve as directors, and to induce them to make a maximum contribution to the success of the Company and its subsidiaries. Under the Amended RSU Plan, directors of the Company who are not employees of the Company or any of its subsidiaries, are considered "Outside Directors."

Administration

              The RSU Plan is administered by the members of the Board who are not Outside Directors.

Terms of the Director RSUs

              The RSU Plan provides that each person who is an Outside Director will receive an annual grant of RSUs on January 31st of each year equal to a number of RSUs determined by dividing (i) $55,000 by (ii) the fair market value of one share of CBS Corporation Class B Common Stock on the date of grant or, if that date is not a business day, on the last business day preceding the date of grant on which the fair market value can be determined. The RSUs will vest on the first anniversary of the date of grant. Upon vesting, the Company will settle RSUs by delivering the corresponding number of shares of CBS Corporation Class B Common Stock, and cash in lieu of any fractional shares. An Outside Director who terminates services as a member of the Board for any reason will forfeit all of his or her unvested RSUs.

              The RSU Plan also permits recipients of RSUs to elect to defer settlement of any or all RSUs to a date after the vesting date. Outside Directors who elect to defer settlement of RSUs may elect to have their deferral settled in a single distribution or in three or five annual installments. The single distribution or first annual installment, as applicable, will be payable in accordance with the director's prior election on the later of (i) six months following the date of the director's termination of services on the Board of Directors for any reason or (i) January 31 of the calendar year following the calendar year in which the director's service on the Board of Directors terminates for any reason.

Dividend Equivalents

              The RSU Plan provides that dividend equivalents will be awarded with respect to RSUs in the event the Company pays a regular cash dividend with respect to the shares of CBS Corporation Class B Common Stock. Dividend equivalents will be credited in dollar amounts to a bookkeeping account that the Company will maintain on behalf of each Outside Director.

              Dividend equivalents will accrue on RSUs until the RSUs vest, at which time they will be paid in shares of CBS Corporation Class B Common Stock, based on the fair market value of the Class B Common Stock on the vesting date, with any fractional shares being paid in cash. Payment of dividend equivalents that have been credited to the recipient's account will not be made with respect to any RSUs that do not vest and are cancelled.

              If an Outside Director elects to defer settlement of his or her RSUs, the RSUs will continue to earn dividend equivalents on their deferred RSUs through the settlement date. These dividend equivalents will be converted on each anniversary of the original vesting date into additional whole and/or fractional RSUs, based on the fair market value of the CBS Corporation Class B Common

Stock on the respective date, and these additional RSUs will be deferred and settled at the same time and in the same manner as the original underlying RSUs.

Adjustments

              In the event of a merger, consolidation, stock split, dividend (other than a regular cash dividend), distribution, combination, reclassification, recapitalization, reorganization, split-up or spin-off that changes the character or amount of the CBS Corporation Class B Common Stock or other changes in the corporate structure, equity securities or capital structure of the Company, the Board shall make such proportionate adjustments as it deems appropriate to the number and kind of securities subject to outstanding awards granted under the RSU Plan, the number and kind of securities subject to the initial and annual RSU grants under the RSU Plan and the maximum number and kind of securities available for issuance under the RSU Plan. The Board may, in its sole discretion, also make other adjustments as it deems appropriate in order to preserve, but not increase, the benefits or potential benefits under the RSU Plan. All adjustments will be conducted in a manner consistent with any adjustments under the CBS Corporation 2000 Stock Option Plan for Outside Directors.

Transfer Restrictions, Etc.

              The rights of the recipient of awards granted under the RSU Plan are not transferable other than (i) by will or the laws of descent and distribution or (ii) upon prior notice to the Company, to (A) members of the recipient's immediate family or trusts whose beneficiaries are members of the recipient's immediate family; provided, however, that any such transfer is made for estate and/or tax planning purposes without consideration being received, or (B) former spouses in transfers incident to a divorce. The Board may also permit other transferability, subject to any conditions and limitations that it imposes. No grant of awards under the RSU Plan entitles the holder to any rights of a holder of shares of CBS Corporation Class B Common Stock, except upon delivery of shares upon settlement of an award, nor will any such grant be construed as giving the recipient the right to remain a member of the Board.

Amendment and Termination of the RSU Plan

              The Board may at any time alter, amend, suspend or terminate the RSU Plan, in whole or in part. No amendment will be effective without stockholder approval if approval is required by law or under the rules of the NYSE or other principal stock exchange on which CBS Corporation Class B Common Stock is then listed, and no alteration, amendment, suspension or termination may adversely affect the terms of any outstanding award without the consent of the affected recipient. A participant's consent will not be required, however if the Board determines that such alteration, amendment, suspension or termination of the RSU Plan is necessary or advisable to comply with any law, regulation, ruling, judicial decision or accounting standards or to ensure that RSUs or dividend equivalents are not subject to federal, state or local income tax prior to settlement.

U.S. Federal Income Tax Consequences

              Outside Directors generally will not recognize income when they are awarded RSUs or when dividend equivalents are credited on their behalf. Outside Directors will recognize ordinary income in an amount equal to the fair market value of the shares of CBS Corporation Class B Common Stock that are delivered when their RSUs are settled. The Company will generally be entitled to a tax deduction in the same amount.

NEW PLAN BENEFITS

              Only Outside Directors are eligible to receive awards of RSUs under the RSU Plan. There are currently ten Outside Directors who participate in the Amended RSU Plan, including Ms. Redstone. The closing price of the CBS Corporation Class B Common Stock on March 31, 2006 was $23.98. It is not possible to estimate the annual benefit that the Company would expect to allocate to Outside Directors under the RSU Plan. No employees of the Company are eligible to participate in the RSU Plan; therefore, no benefit will accrue to such persons.

RECOMMENDATION OF THE BOARD OF DIRECTORS

              The Board of Directors recommends a vote "FOR" the approval of the amended and restated CBS Corporation 2005 RSU Plan for Outside Directors.

ITEM 6—STOCKHOLDER PROPOSAL

Stockholder Proposal

              Chi-Ming Liu, the beneficial owner of 401 shares of the Company's Class A Common Stock, whose address will be provided by the Company upon request, has advised the Company that he intends to propose a resolution at the Annual Meeting. In accordance with the rules of the SEC, the text of Mr. Liu's resolution and supporting statement is printed verbatim from his submission:

              "RESOLVED: The stockhoder requests that the Board or Directors take the steps that may be necessary to adopt a recapitalization plan that would provide for all of the Company's outstanding stock to have one vote per share.

              Supporting Statement:

              Viacom capital structure give Sumner M. Restone and his family a disproportionate and nondilutable percentage of the stockholder vote. In contrast, Viacom class B common had no vote.

              We believe this disproportionate voting power presents a significant danger to the stockholders. As Louis Lowenstein has observed, dual-class voting stocks reduce accountability for corporate officers and insiders. They eliminate "checks or balances, excepy for fiduciary duty rules that reach only the most egrgious sort of behavior.' 1989 Columbia Law Review 979, 108.

              The danger of such disproportionate power is illustrated, in my view, by the charge of fruad that brought against the top exectives of Adelphia Communications and Hollinger International. Like Viacom each of those media companies had a capital structure that gave disproportionate voting powers to one or more insiders. We believe those capital structures were a factor that contributed to the alleged frauds by reducing accountability.

              Morgan Stanley equity strategist Henry Mcvey evaluted returns of family-steered companies for outside holders. He found those with dual-share classes that guarantee family voting control were the worst performance. Their stocks "consistently underperformed both the broader group of family companies and the S&P 500," Mcvey notes."

Company Recommendation

              The Board of Directors recommends a vote AGAINST this proposal for the following reasons:

              The Company's current share capital structure, with both Class A and Class B Common Stock outstanding, has been in place since it became a public company. Each stockholder purchasing a share of CBS Corporation stock is aware of the Company's capital structure, and many are attracted to CBS Corporation stock by the long-term stability the Class A stockholders provide to the Company. Moreover, the capital structure of the Company does not create, for any stockholder, a disproportionate voting percentage of the stockholder vote. Each share of Class A Common Stock carries the voting power of one vote per share, including each of the shares held by Mr. Redstone and other family members.

              Consequently, the Board of Directors believes the proposal is not in the best interests of the Company or its stockholders.

              The Board of Directors recommends a vote AGAINST this proposal.

OTHER MATTERS

              In an effort to reduce the amount of paper mailed to stockholders' homes and to help lower the Company's printing and postage costs, stockholders can elect to receive future CBS Corporation proxy statements, annual reports and related materials electronically instead of by mail. We highly recommend that you consider electronic delivery of these documents. If you are interested in participating in this electronic delivery program, you should visit www.icsdelivery.com/cbs or select the "Sign up for Electronic Delivery" link in the "Investor Relations" section of the Company's website at www.cbscorporation.com. You can always change your mind and resume receiving copies of these documents by mail by revisiting one of these websites and selecting "change/cancel existing enrollment."

              As of the date of this proxy statement, management does not intend to present and has not been informed that any other person intends to present any matter for action not specified in this proxy statement. If any other matters properly come before the Annual Meeting, it is intended that the proxy holders will act on those matters in accordance with their best judgment.

              In order for proposals by stockholders to be considered for inclusion in the proxy card and proxy statement relating to the 2007 Annual Meeting of Stockholders, such proposals must be received on or before December 15, 2006 at the Company's principal executive offices at 51 West 52nd Street, New York, NY 10019, attention: Angeline C. Straka, Secretary.

By Order of the Board of Directors,
Angeline C. Straka Secretary

The Company has sent or is sending (or, if requested, providing electronically) with this proxy statement a copy of its Annual Report on Form 10-K for the year ended December 31, 2005, including financial statements and schedules thereto, to each of its stockholders as of March 31, 2006 in lieu of a separate annual report. If you have not received your copy, the Company will provide a copy without charge (a reasonable fee will be charged for exhibits) upon receipt of a written request sent to Angeline C. Straka, Secretary, CBS Corporation, 51 West 52nd Street, New York, NY 10019. The Form 10-K is also available on CBS Corporation's website www.cbscorporation.com.

ANNEX A

CBS CORPORATION
AUDIT COMMITTEE CHARTER

Purpose

              The Audit Committee is established by the Board of Directors for the purpose of overseeing the accounting and financial reporting processes of the Company and audits of the financial statements of the Company.

              The Committee is responsible for assisting the Board's oversight of (1) the quality and integrity of the Company's financial statements and related disclosure, (2) the Company's compliance with legal and regulatory requirements, (3) the independent auditor's qualifications and independence, and (4) the performance of the Company's internal audit function and independent auditors.

Composition

  1.
  Members.    The Committee shall consist of as many members as the Board, in consultation with the Committee itself, shall determine, but in any event not fewer than three members. The members of the Committee shall be appointed annually by the Board, taking into account the recommendation of the Nominating and Governance Committee of the Board.

  2.
  Qualifications.    Each member of the Committee shall meet all applicable independence, financial literacy and other requirements of law and the New York Stock Exchange. The Committee shall have at least one member with financial expertise necessary to meet the requirements of the New York Stock Exchange and who either falls within the definition of "audit committee financial expert" as defined by the Securities and Exchange Commission or who, in the business judgment of the Board, is capable of serving the functions expected of such an audit committee financial expert.

  3.
  Chair.    The Chair of the Committee shall be elected by the Board, taking into account the recommendation of the Nominating and Governance Committee of the Board.

  4.
  Removal and Replacement.    The members of the Committee may be removed or replaced, and any vacancies on the Committee shall be filled, by the Board, taking into account the recommendation of the Nominating and Governance Committee of the Board.

Operations

  1.
  Meetings.    The Chair of the Committee, in consultation with the Committee members, shall determine the schedule and frequency of the Committee meetings, provided that the Committee shall meet at least six times per year. The Committee shall meet separately, periodically, with management (including the Chief Financial Officer and Chief Accounting Officer), the General Counsel and the internal auditors. The Committee shall also meet separately with the independent auditor as frequently as either the Committee or the independent auditor shall request, but in any event at least four times each year. The Chair of the Committee will determine in advance of each meeting whether non-Committee members may attend the meeting. The Chair of the Committee shall also determine whether participation in the meeting by teleconference or videoconference will be permitted.

  2.
  Agenda.    The Chair of the Committee shall develop and approve the Committee's agenda, in consultation with other members of the Committee. Each member of the Board and members of management are free to suggest the inclusion of items on the agenda. The agenda and information concerning the business to be conducted at each Committee meeting shall, to the extent practical, be provided to the members of the Committee sufficiently in advance of each meeting to permit meaningful review.

  3.
  Report to Board.    The Committee shall report regularly to the entire Board and shall submit to the Board the minutes of its meetings.

  4.
  Self-Evaluation; Assessment of Charter.    The Committee shall conduct an annual performance self-evaluation and shall report to the entire Board the results of the self-evaluation. The Committee shall assess the adequacy of this Charter annually and recommend any changes to the Board.

Authority and Duties

Independent Auditor's Qualifications and Independence

  1.
  The Committee shall be directly responsible for the appointment, retention, termination, compensation and oversight of the work of the independent auditor employed by the Company (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Committee.

  2.
  The Committee shall have the sole authority to preapprove all audit services, including services relating to internal control over financial reporting, and permitted non-audit services to be provided by the independent auditor. The Committee shall also have the sole authority to preapprove all audit services to be provided by any accounting firm. The Committee may, at its discretion, form and delegate to subcommittees consisting of one or more members the authority to grant such preapprovals, provided that the decisions of such subcommittee shall be reported to the full Committee at least four times per year.

  3.
  The Committee shall obtain and review with the lead audit partner and, if the Committee deems it appropriate, a more senior representative of the independent auditor, annually or more frequently as the Committee considers appropriate, a report by the independent auditor describing: the independent auditor's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry, review or investigation by governmental or professional or other regulatory authorities, within the preceding five years, respecting independent audits carried out by the independent auditor, and any steps taken to deal with these issues; and to assess the independent auditor's independence, all relationships between the independent auditor and the Company. The Committee shall review with the lead audit partner whether any of the senior audit team members receive any discretionary compensation from the audit firm with respect to non-audit services performed by the independent auditor.

  4.
  The Committee shall review the experience, qualifications, rotation requirements and performance of the senior members of the independent auditor team.

  5.
  The Committee's policy on the Company's hiring of employees and former employees of the independent auditor is that the Committee shall preapprove the hiring of any employee or former employee of the independent auditor who was a member of the Company's audit team during the preceding three fiscal years. In addition, the Committee shall preapprove the hiring of any employee or former employee (within the preceding three fiscal years) of the independent auditor for senior positions within the Company, regardless of whether that person was a member of the Company's audit team.

Financial Statements and Related Disclosure

  6.
  The Committee shall review and discuss the annual audited financial statements and quarterly financial statements with management and the independent auditor, including reviewing the Company's specific disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," before the filing of the Company's Form 10-K and Form 10-Qs.

  7.
  The Committee shall discuss generally with management earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee (or a subcommittee thereof) shall review and discuss with management earnings press releases before they are issued.

  8.
  The Committee shall discuss with management and the independent auditor: (a) all critical accounting policies and practices to be used by the Company in preparing its financial statements, including any significant changes in the Company's selection or application of accounting principles, (b) all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of these alternative disclosures and treatments, and the treatment preferred by the independent auditor, and (c) other material communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences. In addition, the Committee shall review with the independent auditor any audit problems or difficulties and management's response.

  9.
  The Committee shall review with management, and any outside professionals as the Committee considers appropriate, the effectiveness of the Company's disclosure controls and procedures.

  10.
  The Committee shall review with management, and any outside professionals as the Committee considers appropriate, important trends and developments in financial reporting practices and requirements and their effect on the Company's financial statements.

  11.
  The Committee shall prepare the report required by the Securities and Exchange Commission to be included in the Company's annual proxy statement.

Performance of the Internal Audit Function and Independent Auditors

  12.
  The Committee shall review with management, the internal auditor and the independent auditor the scope, planning and staffing of the proposed audit for the current year. The Committee shall also review the internal audit function's organization, responsibilities, plans, results, budget and staffing. In addition, the Committee shall review and advise on the appointment, replacement, reassignment, dismissal and compensation of the principal internal auditor.

  13.
  The Committee shall review with management, the internal auditor and the independent auditor the quality, adequacy and effectiveness of the Company's internal control over financial reporting, including reports regarding (a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting and discuss the appropriate corrective action.

  14.
  The Committee shall review and discuss with management, the internal auditor and the independent auditor management's annual assessment of the effectiveness of the Company's internal control over financial reporting and the independent auditor's reports on such assessment and the effectiveness of the Company's internal control over financial reporting.

  15.
  The Committee shall review and discuss the Company's policies with respect to risk assessment and risk management.

Compliance with Legal and Regulatory Requirements

  16.
  The Committee shall review with management, and any internal or external counsel as the Committee considers appropriate, any legal matters (including the status of pending litigation) that may have a material impact on the Company and any material reports or inquiries from regulatory or governmental agencies.

  17.
  The Committee shall review with the General Counsel the adequacy and effectiveness of the Company's procedures to ensure compliance with its legal and regulatory responsibilities.

  18.
  The Committee shall establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

  19.
  The Committee shall obtain reports from management, the internal auditor and the independent auditor regarding compliance with applicable legal and regulatory requirements, including the Foreign Corrupt Practices Act.

Funding

  20.
  The Company will provide the funding the Audit Committee determines is necessary to (i) compensate the independent auditor for the purpose of preparing or issuing an audit report or related work, (ii) compensate any advisors the Audit Committee determines to retain and (iii) pay for any ordinary administrative expenses that are necessary and appropriate for the Audit Committee to carry out its duties.

              The foregoing list of duties is not exhaustive, and the Committee may, in addition, perform such other functions as may be necessary or appropriate for the performance of its oversight function. The Committee has the power to delegate its authority and duties to subcommittees or individual members of the Committee as it deems appropriate. In discharging its oversight role, the Committee shall have full access to the Company's senior management and employees and all Company books, records and facilities. The Committee may retain outside counsel, independent auditors or other advisors, in its sole discretion.

Clarification of Audit Committee's Role

              The Committee's responsibility is one of oversight. It is the responsibility of the Company's management to prepare the consolidated financial statements in accordance with applicable law and regulations and of the Company's independent auditor to audit those financial statements. Therefore, each member of the Committee shall be entitled to rely, to the fullest extent permitted by law, on the integrity of those persons and organizations within and outside the Company from whom he or she receives information, and the accuracy of the financial and other information provided to the Committee by such persons or organizations.

ANNEX B

CBS CORPORATION
2004 LONG-TERM MANAGEMENT INCENTIVE PLAN
(as amended and restated through May 25, 2006)

ARTICLE I

GENERAL

Section 1.1 Purpose.

              The purpose of the CBS Corporation 2004 Long-Term Management Incentive Plan (the "Plan") is to benefit and advance the interests of CBS Corporation, a Delaware corporation (the "Company"), and its Subsidiaries (as defined below) by rewarding certain employees of the Company and its Subsidiaries for their contributions to the financial success of the Company and its Subsidiaries and thereby motivate them to continue to make such contributions in the future. This Plan replaces the 2000 Long-Term Management Incentive Plan, as amended (the "Predecessor Plan"). From and after the date on which the stockholders of the Company approve the Plan, no further awards shall be made under the Predecessor Plan.

Section 1.2 Definitions.

              As used in the Plan, the following terms shall have the following meanings:

                  (a) "Administrator" shall mean the individual or individuals to whom the Committee delegates authority under the Plan in accordance with Section 1.3(c).

                  (b) "Agreement" shall mean the written agreement or certificate or other documentation governing an Award under the Plan, which shall contain terms and conditions not inconsistent with the Plan and which shall incorporate the Plan by reference.

                  (c) "Appreciation Value" shall mean the excess, if any, of the Value of a Phantom Share on the applicable Valuation Date or date of termination of employment or of the Participant's death, Retirement or Permanent Disability (as described in Section 5.5(a) hereof), as the case may be, over the Initial Value of such Phantom Share.

                  (d) "Awards" shall mean any Stock Options, Stock Appreciation Rights, Restricted Shares, Restricted Share Units, unrestricted shares of Class B Common Stock, Phantom Shares, Dividend Equivalents, Performance Awards or Other Awards or a combination of any of the above.

                  (e) "Board" shall mean the Board of Directors of the Company.

                  (f) "Class B Common Stock" shall mean shares of Class B Common Stock, par value $0.001 per share, of the Company.

                  (g) "Code" shall mean the Internal Revenue Code of 1986, as amended, including any successor law thereto, and the rules and regulations promulgated thereunder.

                  (h) "Committee" shall mean the Compensation Committee of the Board (or such other Committee(s) as may be appointed or designated by the Board) to administer the Plan in accordance with Section 1.3 of the Plan.

                  (i) "Date of Grant" shall mean the effective date of the grant of an Award as set forth in the applicable Agreement.

                  (j) "Dividend Equivalent" means a right to receive a payment based upon the value of the regular cash dividend paid on a specified number of shares of Class B Common Stock as set forth in Section 7.1 hereof. Payments in respect of Dividend Equivalents may be in cash, or, in the discretion of the Committee, in shares of Class B Common Stock or other securities of the Company designated by the Committee or in a combination of cash, shares of Class B Common Stock or such other securities.

                  (k) "Earnings Per Share" shall have the meaning provided by GAAP.

                  (l) "Effective Date" shall have the meaning set forth in Article XII.

                  (m) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, including any successor law thereto.

                  (n) "Fair Market Value" of a share of Class B Common Stock on a given date shall be, unless otherwise determined by the Committee, the 4:00 p.m. (New York time) closing price on such date on the New York Stock Exchange or other principal stock exchange on which the Class B Common Stock is then listed, as reported by The Wall Street Journal (Northeast edition) or any other authoritative source selected by the Company.

                  (o) "Free Cash Flow" shall mean the Company's Operating Income before depreciation and amortization, less cash interest, taxes paid, working capital requirements and capital expenditures.

                  (p) "GAAP" shall mean generally accepted accounting principles in the United States.

                  (q) "Initial Value" shall mean the value of a Phantom Share as specified by the Committee as of the Date of Grant or the Value of a Phantom Share calculated as of the Date of Grant or such earlier date as the Committee may determine.

                  (r) "Net Earnings" shall have the meaning provided in GAAP.

                  (s) "Net Earnings from Continuing Operations" shall have the meaning provided in GAAP.

                  (t) "Net Revenue" shall have the meaning provided by GAAP.

                  (u) "OIBDA" shall mean the Company's Operating Income before depreciation and amortization.

                  (v) "OIBDA Without Inter-Company Eliminations" shall mean the Company's Operating Income before depreciation, amortization and inter-company eliminations.

                  (w) "Operating Income" shall have the meaning provided by GAAP.

                  (x) "Operating Revenue" shall have the meaning provided by GAAP.

                  (y) "Other Awards" shall mean any form of award authorized under Section 7.2 of the Plan, other than a Stock Option, Stock Appreciation Right, Restricted Share, Restricted Share Unit, unrestricted share of Class B Common Stock, Phantom Share, Performance Award or Dividend Equivalent.

                  (z) "Outstanding Phantom Share" shall mean a Phantom Share granted to a Participant for which the Valuation Date has not yet occurred.

                  (aa) "Outstanding Stock Option" shall mean a Stock Option granted to a Participant which has not yet been exercised and which has not yet expired or been terminated in accordance with its terms.

                  (bb) "Participant" shall mean any employee who has met the eligibility requirements set forth in Section 1.4 hereof and to whom an Award has been made under the Plan.

                  (cc) "Performance Award" shall mean any award of Performance Shares or Performance Units pursuant to Article VI hereof.

                  (dd) "Performance Goals" shall have the meaning set forth in Section 6.2 hereof.

                  (ee) "Performance Period" shall mean a period of time over which performance is measured as determined by the Committee in its sole discretion.

                  (ff) "Performance Share" shall mean an award granted pursuant to Article VI hereof of a share of Class B Common Stock subject to the terms and conditions set forth in the applicable Agreement.

                  (gg) "Performance Units" shall mean an award granted pursuant to Article VI hereof, payable in cash, or, in the discretion of the Committee, in shares of Class B Common Stock or other securities of the Company designated by the Committee or in a combination of cash, shares of Class B Common Stock or such other securities, subject to the terms and conditions set forth in the Plan and in the applicable Agreement.

                  (hh) "Permanent Disability" shall have the same meaning as such term or a similar term has in the long-term disability policy maintained by the Company or a Subsidiary thereof for the Participant and that is in effect on the date of the onset of the Participant's Permanent Disability, unless the Committee determines otherwise, in its discretion; provided, however, with respect to grants of Incentive Stock Options, permanent disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code.

                  (ii) "Phantom Share" shall mean a contractual right granted to a Participant pursuant to Article V to receive an amount equal to the Appreciation Value at such time, subject to the terms and conditions set forth in the Plan and the applicable Agreement.

                  (jj) "Predecessor Plan" shall have the meaning set forth in Section 1.1 hereof.

                  (kk) "Replacement Award" shall mean an Award granted in substitution for a Stock Option that is tendered and canceled in an exchange offer conducted pursuant to the last sentence of Section 2.5.

                  (ll) "Restricted Share" shall mean a share of Class B Common Stock granted to a Participant pursuant to Article III, which is subject to the restrictions set forth in Section 3.3 hereof and to such other terms, conditions and restrictions as are set forth in the Plan and the applicable Agreement.

                  (mm) "Restricted Share Unit" shall mean a contractual right granted to a Participant pursuant to Article IV to receive, in the discretion of the Committee, shares of Class B Common Stock, a cash payment equal to the Fair Market Value of Class B Common Stock, or other securities of the Company designated by the Committee or a combination of cash, shares of Class B Common Stock or such other securities, subject to the terms and conditions set forth in the Plan and in the applicable Agreement.

                  (nn) "Retirement" shall mean the resignation or termination of employment after attainment of an age and years of service required for payment of an immediate pension pursuant to the terms of any qualified defined benefit retirement plan maintained by the Company or a Subsidiary in which the Participant participates; provided, however, that no resignation or termination prior to a Participant's 60th birthday shall be deemed a retirement unless the Committee so determines in its sole discretion; and provided, further, that the resignation or termination of employment other than a Termination for Cause after attainment of age 60 shall be deemed a retirement if the Participant does not participate in a qualified defined benefit retirement plan maintained by the Company or any of its Subsidiaries.

                  (oo) "Revenue" shall have the meaning provided by GAAP.

                  (pp) "Section 162(m)" shall mean Section 162(m) of the Code and the rules and regulations promulgated thereunder from time to time.

                  (qq) "Section 162(m) Exception" shall mean the exception under Section 162(m) for "qualified performance-based compensation."

                  (rr) "Section 162(m) Performance Goals" shall have the meaning set forth in Section 6.2 hereof.

                  (ss) "Section 409A" shall mean Section 409A of the Internal Revenue Code of 1986, as amended and the rules, regulations and guidance issued thereunder.

                  (yy) "Separation" shall mean the separation of former Viacom Inc. into two publicly-traded companies, CBS Corporation and new Viacom Inc., which was completed on December 31, 2005.

                  (uu) "Stock Appreciation Right" shall mean a contractual right granted to a Participant pursuant to Article II to receive an amount determined in accordance with Section 2.6 of the Plan, subject to such other terms and conditions as are set forth in the Plan and the applicable Agreement.

                  (vv) "Stock Option" shall mean a contractual right granted to a Participant pursuant to Article II to purchase shares of Class B Common Stock at such time and price, and subject to such other terms and conditions as are set forth in the Plan and the applicable Agreement. Stock Options may be "Incentive Stock Options" within the meaning of Section 422 of the Code or "Non-Qualified Stock Options" which do not meet the requirements of such Code section.

                  (ww) "Subsidiary" shall mean a corporation (or a partnership or other enterprise) in which the Company owns or controls, directly or indirectly, more than 50% of the outstanding shares of stock normally entitled to vote for the election of directors (or comparable equity participation and voting power).

                  (xx) "Substitute Awards" means Awards granted upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity all or a portion of the assets or equity of which is acquired by the Company or with which the Company merges or otherwise combines.

                  (yy) "Termination for Cause" shall mean a termination of employment with the Company or any of its Subsidiaries which, as determined by the Committee, is by reason of (i)"cause" as such term or a similar term is defined in any employment agreement that is in effect and applicable to the Participant, or (ii) if there is no such employment agreement or if such employment agreement contains no such term, unless the Committee determines otherwise, the Participant's: (A) dishonesty; (B) conviction of embezzlement, fraud or other conduct which would constitute a felony; (C) willful unauthorized disclosure of confidential information; (D) failure, neglect of or refusal to substantially perform the duties of the Participant's employment; or (E) any other act or omission which is a material breach of the Company's policies regarding employment practices or the applicable federal, state and local laws prohibiting discrimination or which is materially injurious to the financial condition or business reputation of the Company or any Subsidiary thereof.

                  (zz) "Valuation Date" shall mean the date on which the Appreciation Value of a Phantom Share shall be measured and fixed in accordance with Section 5.2(a) hereof.

                  (aaa) The "Value" of a Phantom Share shall be determined by reference to the "average Fair Market Value" of a share of Class B Common Stock. The "average Fair Market Value" on a given date of a share of Class B Common Stock shall be determined over the 30-day period ending on such date or such other period as the Committee may decide shall be applicable to a grant of Phantom Shares, determined by dividing (i) by (ii), where (i) shall equal the sum of the Fair Market Values on each day that the Class B Common Stock was traded and a closing price was reported during such period, and (ii) shall equal the number of days, as determined by the Committee for the purposes of determining the average Fair Market Value for such Phantom Shares, on which the Class B Common Stock was traded and a closing price was reported during such period.

Section 1.3 Administration of the Plan.

              (a)    Board or Committee to Administer.    The Plan shall be administered by the Board or by a Committee appointed by the Board, consisting of at least two members of the Board; provided that, with respect to any Award that is intended to satisfy the requirements of the Section 162(m) Exception, such Committee shall consist of at least such number of directors as is required from time to time to satisfy the Section 162(m) Exception, and each such Committee member shall satisfy the qualification requirements of such exception; provided, however, that, if any such Committee member is found not to have met the qualification requirements of the Section 162(m) Exception, any actions taken or Awards granted by the Committee shall not be invalidated by such failure to so qualify.

              (b)    Powers of the Committee.

                  (i) The Committee shall adopt such rules as it may deem appropriate in order to carry out the purpose of the Plan. All questions of interpretation, administration and application of the Plan shall be determined by a majority of the members of the Committee then in office, except that the Committee may authorize any one or more of its members, or any officer of the Company, to execute and deliver documents on behalf of the Committee. The determination of such majority shall be final and binding as to all matters relating to the Plan.

                  (ii) The Committee shall have authority to select Participants from among the class of eligible persons specified in Section 1.4 below, to determine the type of Award to be granted, to determine the number of shares of Class B Common Stock subject to an Award or the cash amount payable in connection with an Award, and to determine the terms and conditions of each Award in accordance with the terms of the Plan. Except as provided in Section 6.4, the Committee shall also have the authority to amend the terms of any outstanding Award or waive any conditions or restrictions applicable to any Award; provided, however, that no amendment shall materially impair the rights of the holder thereof without the holder's consent. With respect to any restrictions in the Plan or in any Agreement that are based on the requirements of Section 422 of the Code, the Section 162(m) Exception, the rules of any exchange upon which the Company's securities are listed, or any other applicable law, rule or restriction to the extent that any such restrictions are no longer required, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such restrictions and/or to waive any such restrictions with respect to outstanding Awards.

              (c)    Delegation by the Committee.    The Committee may, but need not, from time to time delegate some or all of its authority under the Plan to an Administrator consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority (i) to make Awards to employees (A) who are subject on the date of the Award to the reporting rules under Section 16(a) of the Exchange Act, (B) whose compensation for such fiscal year may be subject to the limit on deductible compensation pursuant to Section 162(m) or (C) who are officers of the Company who are delegated authority by the Committee hereunder, or (ii) to interpret the Plan or any Award, or (iii) under Article X of the Plan. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation or thereafter. Nothing in the Plan shall be construed as obligating the Committee to delegate authority to an Administrator, and the Committee may at any time rescind the authority delegated to an Administrator appointed hereunder or appoint a new Administrator. At all times, the Administrator appointed under this Section 1.3(c) shall serve in such capacity at the pleasure of the Committee. Any action undertaken by the Administrator in accordance with the Committee's delegation of authority shall have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the Committee shall, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to the Administrator.

Section 1.4 Eligible Persons.

              Awards may be granted to any employee of the Company or any of its Subsidiaries.

Section 1.5 Class B Common Stock Subject to the Plan.

              (a)    Plan Limit.    The shares of Class B Common Stock subject to Awards under the Plan shall be made available from authorized but unissued Class B Common Stock, from Class B Common Stock issued and held in the treasury of the Company or, subject to such conditions as the Committee may determine, from shares beneficially owned by one or more stockholders of the Company. Subject to adjustment under Article VIII hereof, the total number of shares of Class B Common Stock available for Awards made on or after January 1, 2006 under the Plan (the "Section 1.5 Limit") is 61,605,522 shares of Class B Common Stock (such number having been adjusted for the Separation), plus any shares added back to this Section 1.5(a) pursuant to Section 1.5(c)(ii).

              (b)    Plan Sub-Limits.    Subject to adjustment under Article VIII hereof, the maximum aggregate number of shares of Class B Common Stock that may be issued in conjunction with awards made on or after January 1, 2006 of (i) Restricted Shares, Restricted Share Units, unrestricted shares of Class B Common Stock, Performance Shares and Dividend Equivalents, and (ii) Performance Units and Other Awards but only if the Performance Units or Other Awards are paid or settled in shares of Class B Common Stock, is 34,243,573 shares (such number having been adjusted to account for the Separation), provided that, subject to adjustment under Article VIII hereof, no more than 75,000 shares may be issued as unrestricted Class B Common Stock.

              (c)    Rules Applicable to Determining Shares Available for Issuance.    For purposes of determining the number of shares of Class B Common Stock that remain available for issuance, the following rules apply:

                  (i) In connection with the granting of an Award (other than an Award denominated in dollars), the number of shares of Class B Common Stock in respect of which the Award is granted or denominated shall be counted against the Section 1.5 Limit (and, if applicable, the limits set forth in Section 1.5(b)).

                  (ii) To the extent permitted by law or the rules and regulations of any stock exchange on which the Class B Common Stock is listed, the number of shares of Class B Common Stock that shall be added back to the Section 1.5 Limit (and, if applicable, the limits set forth in Section 1.5(b)) and shall again be available for Awards, shall be the corresponding number of shares of Class B Common Stock that are:

      (A) tendered in payment of the exercise price of an Award or to satisfy a Participant's tax or other withholding obligations with respect to an Award;

      (B) subject to an Award which for any reason expires or is cancelled, forfeited, or terminated without having been exercised or paid, provided, however, that shares of Class B Common Stock that are subject to Stock Options that are tendered and canceled in an exchange offer conducted pursuant to the last sentence of Section 2.5 shall not become available for future Awards;

      (C) withheld from any Award to satisfy a Participant's tax or other withholding obligations or to pay the exercise price of an Award; and

      (D) subject to Awards that are instead settled in cash.

    Anything to the contrary in this Section 1.5(c) notwithstanding, if an Award is settled in whole or in part by delivery of fewer than the full number of shares of Class B Common Stock subject to such Award, the excess, if any, of the number of shares of Class B Common Stock subject to the Award over the number of shares of Class B Common Stock delivered to the Participant upon exercise or settlement shall not be counted against the Section 1.5 Limit (and, if applicable, the limits set forth in Section 1.5(b)) and shall again be available for Awards.

                  (iii) Any shares of Class B Common Stock underlying Substitute Awards or Replacement Awards shall not be counted against the Section 1.5 Limit (and, if applicable, the limits set forth in Section 1.5(b)).

Section 1.6 Section 162(m) Limits on Awards to Participants.

              (a)    Limits on Certain Stock Options, Stock Appreciation Rights and Phantom Shares.    The maximum aggregate number of shares of Class B Common Stock that may be granted to any Participant during the five-year period starting on the Effective Date of the Plan with respect to Stock Options, Stock Appreciation Rights or Phantom Shares that are granted at no less than 100% of Fair Market Value on the Date of Grant is 25,468,760 (such number having been adjusted for the Separation) (regardless of whether Stock Appreciation Rights and Phantom Shares are settled in cash, Class B Common Stock, other Company securities or a combination thereof), subject to adjustment pursuant to Article VIII hereof.

              (b)    Limits on other Awards.    The maximum amount of Awards (other than those Awards set forth in Section 1.6(a)) intended to qualify for the Section 162(m) Exception that may be awarded to any Participant in respect of any Performance Period is $50 million (with respect to Awards denominated in cash) and 5,093,752 shares (such number having been adjusted for the Separation) of Class B Common Stock (with respect to Awards denominated in shares of Class B Common Stock), subject to adjustment pursuant to Article VIII hereof. Notwithstanding the preceding sentence, if in respect of any Performance Period, the Committee grants to a Participant Awards having an aggregate dollar value and/or number of shares less than the maximum dollar value and/or number of shares that could be paid or awarded to such Participant based on the degree to which the relevant Performance Goals were attained, the excess of such maximum dollar value and/or number of shares over the aggregate dollar value and/or number of shares actually subject to Awards granted to such Participant shall be carried forward and shall increase the maximum dollar value and/or number of shares that may be awarded to such Participant in respect of the next Performance Period in respect of which the Committee grants to such Participant an Award intended to qualify for the Section 162(m) Exception, subject to adjustment pursuant to Article VIII hereof.

Section 1.7 Agreements.

              The Committee shall determine and set forth in an Agreement the terms and conditions of each Award (other than an Award of unrestricted Class B Common Stock). Each Agreement (i) shall state the Date of Grant and the name of the Participant, (ii) shall specify the terms of the Award, (iii) shall be signed by a person designated by the Committee and, if so required by the Committee, by the Participant, (iv) shall incorporate the Plan by reference and (v) shall be delivered or otherwise made available to the Participant. The Agreement shall contain such other terms and conditions as are required by the Plan and, in addition, such other terms not inconsistent with the Plan as the Committee may deem advisable. The Committee shall have the authority to adjust the terms of the Agreements relating to an Award in a jurisdiction outside of the United States (i) to comply with the laws of such jurisdiction or (ii) to obtain more favorable tax treatment for the Company and/or any Subsidiary, as applicable, and/or for the Participants in such jurisdiction. Such authority shall be notwithstanding the fact that the requirements of the local jurisdiction may be more restrictive than the terms set forth in the Plan.

ARTICLE II

PROVISIONS APPLICABLE TO STOCK OPTIONS

Section 2.1 Grants of Stock Options.

              The Committee may from time to time grant to eligible employees Stock Options on the terms and conditions set forth in the Plan and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan, as the Committee, in its discretion, may from time to time determine. Each Agreement covering a grant of Stock Options shall specify the number of Stock Options granted, the Date of Grant, the exercise price of such Stock Options, whether such Stock Options are Incentive Stock Options or Non-Qualified Stock Options, the period during which such Stock Options may be exercised, any vesting schedule, any Performance Goals and any other terms that the Committee deems appropriate.

Section 2.2 Exercise Price.

              The Committee shall establish the per share exercise price of a Stock Option on the Date of Grant in such amount as the Committee shall determine; provided that such exercise price shall not be less than 100% of the Fair Market Value of a share of Class B Common Stock on the Date of Grant, unless such Stock Option is subject to any Performance Goals pursuant to Article VI. In addition, notwithstanding the foregoing, the per share exercise price of a Stock Option that is a Substitute Award may be less than 100% of the Fair Market Value of a share of Class B Common Stock on the Date of Grant, provided that the excess of:

          (i)    the aggregate Fair Market Value (as of the Date of Grant of such Substitute Award) of the shares of Class B Common Stock subject to the Substitute Award, over

          (ii)   the aggregate exercise price thereof,

    does not exceed the excess of:

          (iii)  the aggregate fair market value (as of the time immediately preceding the transaction pursuant to which the Substitute Award was granted, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the award assumed or substituted for by the Company, over

          (iv)  the aggregate exercise price of such shares.

The exercise price of any Stock Option will be subject to adjustment in accordance with the provisions of Article VIII of the Plan.

Section 2.3 Exercise of Stock Options.

              (a)    Exercisability.    Stock Options shall be exercisable only to the extent the Participant is vested therein, subject to any restrictions that the Committee shall determine and specify in the applicable Agreement (or any employment agreement applicable to the Participant). The Committee shall establish the vesting schedule applicable to the Stock Options granted hereunder, which vesting schedule shall specify the period of time, the increments in which a Participant shall vest in the Stock Options and/or any applicable Performance Goal requirements, subject to any restrictions that the Committee shall determine and specify in the applicable Agreement (or any employment agreement applicable to the Participant). The Committee may, in its sole discretion, accelerate the time at which a Participant vests in his Stock Options.

              (b)    Option Period.    For each Stock Option granted, the Committee shall specify the period during which the Stock Option may be exercised.

              (c)    Registration Restrictions.    A Stock Option shall not be exercisable, no transfer of shares of Class B Common Stock shall be made to any Participant, and any attempt to exercise a Stock Option or to transfer any such shares shall be void and of no effect, unless and until (i) a registration statement under the Securities Act of 1933, as amended, has been duly filed and declared effective pertaining to the shares of Class B Common Stock subject to such Stock Option, and the shares of Class B Common Stock subject to such Stock Option have been duly qualified under applicable federal or state securities or blue sky laws or (ii) the Committee, in its sole discretion, determines, or the Participant, upon the request of the Committee, provides an opinion of counsel satisfactory to the Committee, that such registration or qualification is not required as a result of the availability of an exemption from registration or qualification under such laws. Without limiting the foregoing, if at any time the Committee shall determine, in its sole discretion, that the listing, registration or qualification of the shares of Class B Common Stock subject to such Stock Option is required under any federal or state law or on any securities exchange or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, delivery or purchase of such shares pursuant to the exercise of a Stock Option, such Stock Option shall not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

              (d)    Exercise in the Event of Termination of Employment, Retirement, Death or Permanent Disability.

                  (i)    Termination other than for Cause, or due to Retirement, Death or Permanent Disability.    Except as otherwise provided in this Section 2.3 or as otherwise determined by the Committee, in the event that (A) the Participant ceases to be an employee of the Company or any of its Subsidiaries by reason of the voluntary termination by the Participant or the termination by the Company or any of its Subsidiaries other than for Cause, his Outstanding Stock Options may be exercised to the extent then exercisable until the earlier of six months after the date of such termination or the Expiration Date, (B) the Participant ceases to be an employee of the Company or any of its Subsidiaries by reason of the Participant's Retirement, the Participant may exercise his outstanding Stock Options to the extent exercisable on the date of Retirement until the earlier of the third anniversary of such date or the Expiration Date; (C) the Permanent Disability of the Participant occurs, his Outstanding Stock Options may be exercised to the extent exercisable upon the date of the onset of such Permanent Disability until the earlier of the third anniversary of such date or the Expiration Date; and (D) a Participant dies during a period during which his Stock Options could have been exercised by him, his Outstanding Stock Options may be exercised to the extent exercisable at the date of death by the person who acquired the right to exercise such Stock Options by will or the laws of descent and distribution or permitted transfer until the earlier of the second anniversary of the date of death or the Expiration Date. Except as otherwise provided in this Section 2.3 or as otherwise determined by the Committee, upon the occurrence of an event described in clauses (A), (B), (C) or (D) of this Section 2.3(d)(i), all rights with respect to Stock Options that are not vested as of such event will be relinquished.

                  (ii)    Termination for Cause.    If a Participant's employment with the Company or any of its Subsidiaries ends due to a Termination for Cause then, unless the Committee in its discretion determines otherwise, all Outstanding Stock Options, whether or not then vested, shall terminate effective as of the date of such termination.

                  (iii)    Maximum Exercise Period.    Anything in this Section 2.3(d) to the contrary notwithstanding and unless the Committee determines otherwise, no Stock Option shall be exercisable after the earlier to occur of (A) the expiration of the option period set forth in the applicable Agreement or (B) the tenth anniversary of the Date of Grant thereof. If the date determined in accordance with the preceding sentence is not a business day, the Stock Options may be exercised up to and including the last business day before such date.

Section 2.4 Payment of Purchase Price Upon Exercise.

              Every share purchased through the exercise of a Stock Option shall be paid for in full on or before the settlement date for the shares of Class B Common Stock issued pursuant to the exercise of the Stock Options in cash or, in the discretion of the Committee, in shares of Class B Common Stock or other securities of the Company designated by the Committee, in a combination of cash, shares or such other securities or in any other form of valid consideration that is acceptable to the Committee in its sole discretion. If the Agreement so provides, such exercise price may also be paid in whole or in part using a net share settlement procedure or through the withholding of shares subject to the Stock Option with a value equal to the exercise price. In accordance with the rules and procedures established by the Committee for this purpose, a Stock Option may also be exercised through a "cashless exercise" procedure, approved by the Committee, involving a broker or dealer, that affords Participants the opportunity to sell immediately some or all of the shares underlying the exercised portion of the Stock Option in order to generate sufficient cash to pay the exercise price of the Option.

Section 2.5 No Repricing of Stock Options.

              The Committee may not "reprice" any Stock Option. "Reprice" means any of the following or any other action that has the same effect: (i) amending a Stock Option to reduce its exercise price, (ii) canceling a Stock Option at a time when its exercise price exceeds the Fair Market Value of a share of Class B Common Stock in exchange for a Stock Option, Restricted Share or other equity award unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction, or (iii) taking any other action that is treated as a repricing under GAAP, provided that nothing in this Section 2.5 shall prevent the Committee from making adjustments pursuant to Article VIII. Notwithstanding the preceding sentence, the provisions of this Section 2.5 shall not apply to any exchange offer that relates exclusively to options to purchase shares of the Company granted prior to the Separation. Awards granted in connection with an exchange offer conducted pursuant to the preceding sentence shall be considered Replacement Awards for purposes of the Plan.

Section 2.6 Stock Appreciation Rights.

              (a)    Generally.    The Committee may grant Stock Appreciation Rights alone or in tandem with other Awards.

              (b)    Stock Appreciation Rights Granted In Tandem with Stock Options.    If the Stock Appreciation Right is granted in tandem with a Stock Option, such Stock Appreciation Right may be granted either at the time of the grant of the Stock Option or by amendment at any time prior to the exercise, expiration or termination of such Stock Option. The Stock Appreciation Right shall be subject to the same terms and conditions as the related Stock Option and shall be exercisable only at such times and to such extent as the related Stock Option is exercisable. A Stock Appreciation Right shall entitle the holder to surrender to the Company the related Stock Option unexercised and receive from the Company in exchange therefor an amount equal to the excess of the Fair Market Value of the shares of Class B Common Stock subject to such Stock Option, determined as of the day preceding the surrender of such Stock Option, over the Stock Option aggregate exercise price. Such amount shall be paid in cash, or in the discretion of the Committee, in shares of Class B Common Stock or other securities of the Company designated by the Committee or in a combination of cash, shares of Class B Common Stock or such other securities.

              (c)    Stock Appreciation Rights Granted Alone or In Tandem with Awards Other Than Stock Options.    Subject to the next sentence, Stock Appreciation Rights granted alone or in tandem with Awards other than Stock Options shall be subject to such terms and conditions as the Committee shall establish at or after the time of grant and set forth in the applicable Agreement. The Committee shall establish the per share exercise price of a Stock Appreciation Right granted alone on the Date of Grant in such amount as the Committee shall determine; provided that such exercise price shall not be less than 100% of the Fair Market Value of a share of Class B Common Stock on the Date of Grant, unless such Stock Appreciation Right is subject to any Performance Goals pursuant to Article VI. In addition, notwithstanding the foregoing, the per share exercise price of a Stock Appreciation Right that is a Substitute Award may be less than 100% of the Fair Market Value of a share of Class B Common Stock on the Date of Grant; provided that the excess of:

                  (i)    the aggregate Fair Market Value (as of the Date of Grant of such Substitute Award) of the shares of Class B Common Stock subject to the Substitute Award, over

                  (ii)    the aggregate exercise price thereof,

          does not exceed the excess of:

                  (iii)    the aggregate fair market value (as of the time immediately preceding the transaction pursuant to which the Substitute Award was granted, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the award assumed or substituted for by the Company, over

                  (iv)    the aggregate exercise price of such shares.

The exercise price of any Stock Appreciation Right will be subject to adjustment in accordance with the provisions of Article VIII of the Plan.

ARTICLE III
PROVISIONS APPLICABLE TO RESTRICTED SHARES

Section 3.1 Grants of Restricted Shares.

              The Committee may from time to time grant to eligible employees Restricted Shares on the terms and conditions set forth in the Plan and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan, as the Committee, in its discretion, may from time to time determine. Each Agreement covering a grant of Restricted Shares shall specify the number of Restricted Shares granted, the Date of Grant, the price, if any, to be paid by the Participant for such Restricted Shares, the vesting schedule (as provided for in Section 3.2 hereof) and any Performance Goals for such Restricted Shares and any other terms that the Committee deems appropriate.

Section 3.2 Vesting.

              The Committee shall establish the vesting schedule applicable to Restricted Shares granted hereunder, which vesting schedule shall specify the period of time, the increments in which a Participant shall vest in the Restricted Shares and/or any applicable Performance Goal requirements, subject to any restrictions that the Committee shall determine and specify in the applicable Agreement. Restricted Shares whose vesting is contingent solely on the requirement of continued employment shall not fully vest in less than three years from the Date of Grant, except that the Committee may establish a vesting schedule that will result in full vesting in less than three years from the Date of Grant for any Restricted Shares awarded as Replacement Awards.

Section 3.3 Rights and Restrictions Governing Restricted Shares.

              The Participant shall have all rights of a holder as to such shares of Class B Common Stock (including, to the extent applicable, the right to receive dividends and to vote), subject to the following restrictions: (a) the Participant shall not be entitled to be registered on the books and records of the Company as a stockholder until such shares have vested; (b) none of the Restricted Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of until such shares have vested; and (c) except as otherwise provided in Section 3.6 below, all unvested Restricted Shares shall be immediately forfeited upon a Participant's termination of employment with the Company or any Subsidiary for any reason or the Participant's death, Retirement or Permanent Disability.

Section 3.4 Adjustment with Respect to Restricted Shares.

              Any other provision of the Plan to the contrary notwithstanding, the Committee may, in its discretion, at any time accelerate the date or dates on which Restricted Shares vest. The Committee may, in its sole discretion, remove any and all restrictions on such Restricted Shares whenever it may determine that, by reason of changes in applicable law, the rules of any stock exchange on which the Class B Common Stock is listed or other changes in circumstances arising after the Date of Grant, such action is appropriate.

Section 3.5 Delivery of Restricted Shares.

              On the date on which Restricted Shares vest, all restrictions contained in the Agreement covering such Restricted Shares and in the Plan shall lapse as to such Restricted Shares. Restricted Share Awards issued hereunder may be evidenced in such manner as the Committee in its discretion shall deem appropriate, including, without limitation, book-entry registration or issuance of one or more stock certificates. If stock certificates are issued, such certificates shall be delivered to the Participant or such certificates shall be credited to a brokerage account if the Participant so directs; provided, however, that such certificates shall bear such legends as the Committee, in its sole discretion, may determine to be necessary or advisable in order to comply with applicable federal or state securities laws.

Section 3.6 Termination of Employment, Retirement, Death or Permanent Disability.

              In the event that (i) the Participant's employment with the Company or any of its Subsidiaries ends by reason of voluntary termination by the Participant, termination by the Company or any of its Subsidiaries other than for Cause, termination by the Company or any of its Subsidiaries for Cause or the Participant's Retirement, or (ii) the Participant's death or Permanent Disability occurs, prior to the date or dates on which Restricted Shares vest, the Participant shall forfeit all unvested Restricted Shares as of the date of such event, unless the Committee determines otherwise.

Section 3.7 Grants of Unrestricted Shares.

              Subject to the limit set forth in the proviso in Section 1.5(b) (as such limit may be adjusted under Article VIII hereof), the Committee may, in its sole discretion, make awards of unrestricted Class B Common Stock to eligible employees in recognition of outstanding achievements and performance.

ARTICLE IV
PROVISIONS APPLICABLE TO RESTRICTED SHARE UNITS

Section 4.1 Grants of Restricted Share Units.

              The Committee may from time to time grant Restricted Share Units on the terms and conditions set forth in the Plan and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan as the Committee, in its discretion, may from time to time determine. Each Restricted Share Unit awarded to a Participant shall correspond to one share of Class B Common Stock. Each Agreement covering a grant of Restricted Share Units shall specify the number of Restricted Share Units granted, the vesting schedule (as provided for in Section 4.2 hereof) for such Restricted Share Units and any Performance Goals and any other terms that the Committee deems appropriate.

Section 4.2 Vesting.

              The Committee shall establish the vesting schedule applicable to Restricted Share Units granted hereunder, which vesting schedule shall specify the period of time, the increments in which a Participant shall vest in the Restricted Share Units and/or any applicable Performance Goal requirements, subject to any restrictions that the Committee shall determine and specify in the applicable Agreement. Restricted Share Units whose vesting is contingent solely on the requirement of continued employment shall not fully vest in less than three years from the Date of Grant, except that the Committee may establish a vesting schedule that will result in full vesting in less than three years from the Date of Grant for any Restricted Share Units awarded as Replacement Awards.

Section 4.3 Adjustment with Respect to Restricted Share Units.

              Any other provision of the Plan to the contrary notwithstanding, the Committee may, in its discretion, at any time accelerate the date or dates on which Restricted Share Units vest.

Section 4.4 Settlement of Restricted Share Units.

              On the date on which Restricted Share Units vest, all restrictions contained in the Agreement covering such Restricted Share Units and in the Plan shall lapse as to such Restricted Share Units and the Restricted Stock Units will be payable, at the discretion of the Committee, in cash equal to the Fair Market Value of the shares subject to such Restricted Share Units, in shares of Class B Common Stock or in other securities of the Company designated by the Committee or in a combination of cash, shares of Class B Common Stock or such other securities. Restricted Share Units paid in Class B Common Stock may be evidenced in such manner as the Committee in its discretion shall deem appropriate, including, without limitation, book-entry registration or issuance of one or more stock certificates. If stock certificates are issued, such certificates shall be delivered to the Participant or such certificates shall be credited to a brokerage account if the Participant so directs; provided, however, that such certificates shall bear such legends as the Committee, in its sole discretion, may determine to be necessary or advisable in order to comply with applicable federal or state securities laws.

Section 4.5 Termination of Employment, Retirement, Death or Permanent Disability.

              In the event that (i) the Participant's employment with the Company or any of its Subsidiaries ends by reason of voluntary termination by the Participant, termination by the Company or any of its Subsidiaries other than for Cause, termination by the Company or any of its Subsidiaries for Cause or the Participant's Retirement, or (ii) the Participant's death or Permanent Disability occurs, prior to the date or dates on which Restricted Share Units vest, the Participant shall forfeit all unvested Restricted Share Units as of the date of such event, unless the Committee determines otherwise and provides that some or all of such Participant's unvested Restricted Share Units shall vest as of the date of such event, in which case, in the discretion of the Committee, either certificates representing shares of Class B Common Stock or a cash payment equal to the Fair Market Value of the shares of Class B Common Stock, shall be delivered in accordance with Section 4.4 above, to the Participant or in the case of the Participant's death, to the person or persons who acquired the right to receive such certificates by will or the laws of descent and distribution.

ARTICLE V
PROVISIONS APPLICABLE TO PHANTOM SHARES

Section 5.1 Grants of Phantom Shares.

              The Committee may from time to time grant to eligible employees Phantom Shares, the value of which is determined by reference to a share of Class B Common Stock, on the terms and conditions set forth in the Plan and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan as the Committee, in its discretion, may from time to time determine. Each Agreement covering a grant of Phantom Shares shall specify the number of Phantom Shares granted, the Initial Value of such Phantom Shares, the Valuation Dates, the number of Phantom Shares whose Appreciation Value shall be determined on each such Valuation Date, any applicable vesting schedule (as provided for in Section 5.3 hereof) and Performance Goals for such Phantom Shares, and any applicable limitation on payment (as provided for in Section 5.4 hereof) for such Phantom Shares and any other terms that the Committee deems appropriate.

Section 5.2 Appreciation Value.

              (a)    Valuation Dates; Measurement of Appreciation Value.    The Committee shall provide in the Agreement for one or more Valuation Dates on which the Appreciation Value of the Phantom Shares granted pursuant to the Agreement shall be measured and fixed, and shall designate in the Agreement the number of such Phantom Shares whose Appreciation Value is to be calculated on each such Valuation Date. Unless otherwise determined by the Committee, each Valuation Date shall be December 15 and no Valuation Date shall occur later than the year in which the eighth (8th) anniversary of the Date of Grant occurs.

              (b)    Payment of Appreciation Value.    Except as otherwise provided in Section 5.5 hereof, and subject to the limitation contained in Section 5.4 hereof, the Appreciation Value of a Phantom Share shall be paid to a Participant in cash, or in the discretion of the Committee, in shares of Class B Common Stock or other securities of the Company designated by the Committee or in a combination of cash, shares of Class B Common Stock or such other securities, as soon as practicable following the Valuation Date applicable to such Phantom Share.

Section 5.3 Vesting.

              The Committee may establish a vesting schedule applicable to Phantom Shares granted hereunder, which vesting schedule shall specify the period of time, the increments in which a Participant shall vest in the Phantom Shares and/or any applicable Performance Goal requirements, subject to any restrictions that the Committee shall determine and specify in the applicable Agreement.

Section 5.4 Limitation on Payment.

              The Committee may, in its discretion, establish and set forth in the Agreement a maximum dollar amount payable under the Plan for each Phantom Share granted pursuant to such Agreement.

Section 5.5 Termination of Employment, Retirement, Death or Permanent Disability.

              (a)    Termination Other Than for Cause, or due to Retirement, Death or Permanent Disability.    Except as otherwise provided in this Section 5.5, if, before the occurrence of one or more Valuation Dates applicable to the Participant's Outstanding Phantom Shares, (i) the Participant's employment with the Company or any of its Subsidiaries ends by reason of the voluntary termination by the Participant, the termination by the Company or any of its Subsidiaries other than for Cause or the Participant's Retirement or (ii) the Participant's death or Permanent Disability occurs, then, unless the Committee, in its discretion, determines otherwise, the Appreciation Value of each Outstanding Phantom Share as to which the Participant's rights are vested as of the date of such event shall be the lesser of (x) the Appreciation Value of such Phantom Share calculated as of the date of such event or (y) the Appreciation Value of such Phantom Share calculated as of the originally scheduled Valuation Date applicable thereto. Unless the Committee, in its discretion, determines otherwise, the Appreciation Value so determined for each such vested Outstanding Phantom Share shall then be payable to the Participant following the originally scheduled Valuation Date applicable thereto in accordance with Section 5.2(b) hereof. Upon the occurrence of an event described in this Section 5.5(a), unless the Committee determines otherwise, all rights with respect to Phantom Shares that are not vested as of such date will be relinquished.

              (b)    Termination for Cause.    If a Participant's employment with the Company or any of its Subsidiaries ends due to a Termination for Cause, then, unless the Committee, in its discretion, determines otherwise, all Outstanding Phantom Shares, whether or not vested, and any and all rights to the payment of Appreciation Value with respect to such Outstanding Phantom Shares shall be forfeited effective as of the date of such termination.

ARTICLE VI
PERFORMANCE AWARDS

Section 6.1 Grants of Performance Awards.

              The Committee may from time to time grant to eligible employees Performance Awards consisting of Performance Shares or Performance Units on the terms and conditions set forth in the Plan and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan, as the Committee, in its discretion, may from time to time determine. Performance Awards may be granted either alone or in addition to other Awards made under the Plan.

Section 6.2 Performance Goals.

              Unless otherwise determined by the Committee, the grant, vesting and/or exercisability of Performance Awards shall be conditioned, in whole or in part, on the attainment of performance targets, in whole or in part, related to one or more performance goals over a Performance Period. For any such Performance Awards that are intended to qualify for the Section 162(m) Exception, the performance targets on which the grant, vesting and/or exercisability are conditioned shall be selected by the Committee from among the following goals (the "Section 162(m) Performance Goals"): OIBDA, OIBDA Without Inter-Company Eliminations, Operating Income, Free Cash Flow, Net Earnings, Net Earnings from Continuing Operations, Earnings Per Share, Revenue, Net Revenue, Operating Revenue, total shareholder return, share price, return on equity, return in excess of cost of capital, profit in excess of cost of capital, return on assets, return on invested capital, net operating profit after tax, operating margin, profit margin or any combination thereof. In addition, for any Awards not intended to qualify for the Section 162(m) Exception, the Committee may establish performance targets based on other performance goals as it deems appropriate (together with the Section 162(m) Performance Goals, the "Performance Goals"). The Performance Goals may be described in terms of objectives that are related to the individual Participant or objectives that are Company-wide or related to a Subsidiary, division, department, region, function or business unit and may be measured on an absolute or cumulative basis or on the basis of percentage of improvement over time, and may be measured in terms of Company performance (or performance of the applicable Subsidiary, division, department, region, function or business unit) or measured relative to selected peer companies or a market index.

Section 6.3 Performance Goals on Awards other than Performance Awards.

              The Committee, in its sole discretion, may also require that the grant, vesting and/or exercisability of Awards other than Performance Awards be conditioned, in whole or in part, on the attainment of performance targets, in whole or in part, related to Performance Goals over a Performance Period, as described in Section 6.2.

Section 6.4 Discretion to Reduce Awards.

              The Committee retains the right to reduce any Award below the maximum amount that could be paid based on the degree to which the Performance Goals related to such Award were attained. The Committee may not increase any Award intended to qualify for the Section 162(m) Exception in any manner that would adversely affect the treatment of the Award under the Section 162(m) Exception.

Section 6.5 Adjustment of Calculation of Performance Goals.

              In the event that, during any Performance Period, any recapitalization, reorganization, merger, acquisition, divestiture, consolidation, spin-off, combination, liquidation, dissolution, sale of assets or other similar corporate transaction or event, or any other extraordinary event or circumstance occurs which has the effect, as determined by the Committee, in its sole and absolute discretion, of distorting the applicable performance criteria involving the Company, including, without limitation, changes in accounting standards, the Committee may adjust or modify, as determined by the Committee, in its sole and absolute discretion, the calculation of the Performance Goals, to the extent necessary to prevent reduction or enlargement of the Participants' Awards under the Plan for such Performance Period attributable to such transaction, circumstance or event. All determinations that the Committee makes pursuant to this Section 6.5 shall be conclusive and binding on all persons for all purposes.

ARTICLE VII
DIVIDEND EQUIVALENTS AND OTHER AWARDS

Section 7.1 Dividend Equivalents.

              Subject to the provisions of this Plan and any Agreement, the recipient of an Award (including, without limitation, any Award deferred pursuant to Section 9.9) may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, interest or dividends or Dividend Equivalents, with respect to the number of shares of Class B Common Stock covered by the Award, as determined by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional shares of Class B Common Stock or otherwise reinvested and/or shall be subject to the same terms and conditions (including vesting and forfeiture provisions) as the related Award.

Section 7.2 Other Awards.

              The Committee shall have the authority to specify the terms and provisions of other forms of equity-based or equity-related awards not described above that the Committee determines to be consistent with the purpose of the Plan and the interests of the Company. Other Awards may also include cash payments under the Plan which may be based on one or more criteria determined by the Committee that are unrelated to the value of Class B Common Stock and that may be granted in tandem with, or independent of, Awards granted under the Plan.

Section 7.3 Substitute Awards

              Notwithstanding any terms or conditions of the Plan to the contrary, Substitute Awards may have substantially the same terms and conditions, including without limitation provisions relating to vesting, exercise periods, expiration, payment, forfeiture, and the consequences of termination of employment and changes in control, as the awards that they replace.

ARTICLE VIII
EFFECT OF CERTAIN CORPORATE CHANGES

              In the event of a merger, consolidation, stock-split, reverse stock-split, dividend, distribution, combination, reclassification, reorganization, split-up, spin-off or recapitalization that changes the character or amount of the Class B Common Stock or any other changes in the corporate structure, equity securities or capital structure of the Company, the Committee shall make such adjustments, if any, to (i) the number and kind of securities subject to any outstanding Award, (ii) the exercise price or purchase price, if any, of any outstanding Award or the Initial Value of any Outstanding Phantom Shares, and (iii) the maximum number and kind of securities referred to in Sections 1.5(a) and (b) and Sections 1.6(a) and (b) of the Plan, in each case, as it deems appropriate. The Committee may, in its sole discretion, also make such other adjustments as it deems appropriate in order to preserve the benefits or potential benefits intended to be made available hereunder. All determinations that the Committee makes pursuant to this Article VIII shall be conclusive and binding on all persons for all purposes.

ARTICLE IX
MISCELLANEOUS

Section 9.1 No Rights to Awards or Continued Employment.

              Nothing in the Plan or in any Agreement, nor the grant of any Award under the Plan, shall confer upon any individual any right to be employed by or to continue in the employment of the Company or any Subsidiary thereof, nor to be entitled to any remuneration or benefits not set forth in the Plan or such Agreement, including the right to receive any future Awards under the Plan or any other plan of the Company or any Subsidiary thereof or interfere with or limit the right of the Company or any Subsidiary thereof to modify the terms of or terminate such individual's employment at any time for any reason.

Section 9.2 Restriction on Transfer.

              The rights of a Participant with respect to any Award shall be exercisable during the Participant's lifetime only by the Participant and shall not be transferable by the Participant to whom such Award is granted, except by will or the laws of descent and distribution, provided that the Committee may permit other transferability, subject to any conditions and limitations that it may, in its sole discretion, impose.

Section 9.3 Taxes.

              The Company or a Subsidiary thereof, as appropriate, shall have the right to deduct from all payments made under the Plan to a Participant or to a Participant's estate any federal, state, local or other taxes required by law to be withheld with respect to such payments. The Committee, in its discretion, may require, as a condition to the exercise or settlement of any Award or delivery of any certificate(s) for shares of Class B Common Stock, that an additional amount be paid in cash equal to the amount of any federal, state, local or other taxes required to be withheld as a result of such exercise or settlement. In addition, the Committee may establish procedures to allow Participants to satisfy such withholding obligations through a net share settlement procedure or the withholding of shares subject to the applicable Award, or through a "cashless exercise" procedure as described in Section 2.4. Any Participant who makes an election under Section 83(b) of the Code to have his Award taxed in accordance with such election must give notice to the Company of such election immediately upon making a valid election in accordance with the rules and regulations of the Code. Any such election must be made in accordance with the rules and regulations of the Code.

Section 9.4 Stockholder Rights.

              No Award under the Plan shall entitle a Participant or a Participant's estate or permitted transferee to any rights of a holder of shares of Class B Common Stock of the Company, except as provided in Article III with respect to Restricted Shares or when and until the Participant, the Participant's estate or the permitted transferee is registered on the books and records of the Company as a stockholder with respect to the exercise or settlement of such Award.

Section 9.5 No Restriction on Right of Company to Effect Corporate Changes.

              The Plan shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stock whose rights are superior to or affect the Class B Common Stock or the rights thereof or which are convertible into or exchangeable for Class B Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

Section 9.6 Source of Payments.

              The general funds of the Company shall be the sole source of cash settlements of Awards under the Plan and payments of Appreciation Value and the Company shall not have any obligation to establish any separate fund or trust or other segregation of assets to provide for payments under the Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and a Participant or any other person. To the extent a person acquires any rights to receive payments hereunder from the Company, such rights shall be no greater than those of an unsecured creditor.

Section 9.7 Exercise Periods Following Termination of Employment.

              For the purposes of determining the dates on which Awards may be exercised following a termination of employment or following the Retirement, death or Permanent Disability of a Participant, the day following the date of such event shall be the first day of the exercise period and the Award may be exercised up to and including the last business day falling within the exercise period. Thus, if the last day of the exercise period is not a business day, then the last date an Award may be exercised is the last business day preceding the end of the exercise period.

Section 9.8 Breach of Agreements.

              The Committee may include in any Agreement a provision requiring the Participant to return gains (as defined by the Committee) realized on Awards made under the Plan in the event the Committee determines that a material breach of specified obligations under one or more written agreements between a Participant and the Company has occurred during the one year period after termination of the Participant's employment with the Company or a Subsidiary.

Section 9.9 Deferral of Awards.

              The Committee may establish procedures pursuant to which the payment of any Award may be deferred.

Section 9.10 Employment of Participant by Subsidiary.

              Unless the Committee determines otherwise, the employment of a Participant who works for a Subsidiary shall terminate, for Plan purposes, on the date on which the Participant's employing company ceases to be a Subsidiary.

Section 9.11 409A.

              If any provision of the Plan or an Agreement contravenes any regulations or Treasury guidance promulgated under Section 409A or could cause a Participant to be subject to the interest and penalties under Section 409A, such provision of the Plan or any Agreement shall be deemed modified in such a manner as, to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating the provisions of Section 409A. Moreover, any discretionary authority that the Board or Committee may have pursuant to the Plan shall not be applicable to an Award that is subject to Section 409A to the extent such discretionary authority would contravene Section 409A.

ARTICLE X
AMENDMENT AND TERMINATION

              The Plan may be terminated and may be altered, amended, suspended or terminated at any time, in whole or in part, by the Board; provided, however, that no alteration or amendment will be effective without stockholder approval if such approval is required by law or under the rules of the New York Stock Exchange or other principal stock exchange on which the Class B Common Stock is listed. No termination or amendment of the Plan may, without the consent of the Participant to whom an Award has been made, materially adversely affect the rights of such Participant in such Award. Notwithstanding any provision herein to the contrary, the Committee shall have broad authority to amend the Plan or any outstanding Award under the Plan without the approval of the Participant to the extent the Committee deems necessary or appropriate to avoid subjecting a Participant to interest and/or penalties under Section 409A with respect to any Award, even if such amendment would otherwise be detrimental to the Participant. Unless previously terminated pursuant to this Article X, the Plan shall terminate on the fifth anniversary of the Effective Date, and no further Awards may be granted hereunder after such date.

ARTICLE XI
INTERPRETATION

Section 11.1 Governmental Regulations.

              The Plan, and all Awards hereunder, shall be subject to all applicable rules and regulations of governmental or other authorities.

Section 11.2 Headings.

              The headings of articles and sections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

Section 11.3 Governing Law.

              The Plan and all rights hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

ARTICLE XII
EFFECTIVE DATE AND STOCKHOLDER APPROVAL

              The Effective Date of the Plan is March 10, 2004, and stockholder approval was obtained at the first annual meeting of stockholders following such date. Unless earlier terminated in accordance with Article X above, the Plan shall terminate on the fifth anniversary of the Effective Date, and no further awards may be granted hereunder after such date.

ANNEX C

CBS CORPORATION
2000 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS
(as amended and restated through May 25, 2006)

ARTICLE I
GENERAL

Section 1.1 Purpose.

              The purpose of the CBS Corporation 2000 Stock Option Plan for Outside Directors (the "Plan") is to benefit and advance the interests of CBS Corporation, a Delaware corporation (the "Company"), and its subsidiaries by obtaining and retaining the services of qualified persons who are not employees of the Company or its subsidiaries to serve as directors and to induce them to make a maximum contribution to the success of the Company and its subsidiaries. The Plan replaces the former Viacom Inc. Stock Option Plan for Outside Directors and the former Viacom Inc. 1994 Stock Option Plan for Outside Directors (the "Predecessor Plans"). From and after the Effective Date of the Plan as provided in Article VI below, no further awards shall be made under the Predecessor Plans.

Section 1.2 Definitions.

              As used in the Plan, the following terms shall have the following meanings:

                  (a) "Annual Grant" shall have the meaning set forth in Section 2.1.

                  (b) "Board" shall mean the Board of Directors of the Company.

                  (c) "Class B Common Stock" shall mean the shares of Class B Common Stock, par value $0.001 per share, of the Company.

                  (d) "Date of Grant" shall have the meaning set forth in Section 2.1.

                  (e) "Effective Date" shall mean the effective date of the Plan provided for in Article VI below.

                  (f) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, including any successor law thereto.

                  (g) "Fair Market Value" of a share of Class B Common Stock on a given date shall be the closing price on such date on the New York Stock Exchange or other principal stock exchange on which the Class B Common Stock is then listed, as reported by The Wall Street Journal (Northeast edition) as the 4:00 p.m. (New York time) closing price or as reported by any other authoritative source selected by the Company.

                  (h) "Initial Grant" shall have the meaning set forth in Section 2.1.

                  (i) "Outside Director" shall mean any member of the Board who is not an employee of the Company or any of its subsidiaries.

                  (j) "Participant" shall mean any Outside Director to whom Stock Options have been granted under the Plan.

                  (k) "Predecessor Plans" shall have the meaning set forth in Section 1.1 above.

                  (l) "Separation" shall mean the separation of former Viacom Inc. into two publicly-traded companies, CBS Corporation and new Viacom Inc., which was completed on December 31, 2005.

                  (m) "Stock Option" shall mean a contractual right granted to a Participant under the Plan to purchase shares of Class B Common Stock or other securities at such time and price, and subject to the terms and conditions, as are set forth in the Plan.

Section 1.3 Administration of the Plan.

              The Plan shall be administered by the members of the Board who are not Outside Directors and such Board members shall determine all questions of interpretation, administration and application of the Plan. The Board may authorize any officer of the Company to execute and deliver a stock option certificate on behalf of the Company to a Participant.

Section 1.4 Eligible Persons.

              Stock Options shall be granted only to Outside Directors.

Section 1.5 Class B Common Stock Subject to the Plan.

              Subject to adjustment in accordance with the provisions of Article III hereof, the maximum number of shares of Class B Common Stock available for Awards made under the Plan on or after January 1, 2006 shall be 424,759 shares plus any shares that are available to be regranted pursuant to the last sentence of this Section 1.5. The shares of Class B Common Stock shall be made available from authorized but unissued Class B Common Stock or from Class B Common Stock issued and held in the treasury of the Company. Exercise of Stock Options in any manner shall result in a decrease in the number of shares of Class B Common Stock which thereafter may be issued for purposes of this Section 1.5, by the number of shares as to which the Stock Options are exercised. Shares of Class B Common Stock with respect to which Stock Options expire or are cancelled without being exercised or are otherwise terminated, may be regranted under the Plan.

ARTICLE II
PROVISIONS APPLICABLE TO STOCK OPTIONS

Section 2.1 Grants of Stock Options.

              Each person who is elected as or who becomes an Outside Director, in each case for the first time on or subsequent to the Effective Date, shall be granted Stock Options to purchase 12,734 shares of Class B Common Stock (10,000 shares of Class B Common Stock prior to adjustments made in connection with the Separation) (an "Initial Grant"), on the date of such individual's election or appointment to the Board or on the date such person first becomes an Outside Director, as appropriate (the "Date of Grant" of such Stock Options). Each person who is an Outside Director on August 1, 2000, January 31, 2001 and each January 31st thereafter through and including January 31, 2010 (each, the "Date of Grant" of the respective Stock Options) shall be granted additional Stock Options to purchase the following number of shares of Class B Common Stock (each, an "Annual Grant"): (i) Annual Grants awarded before May 21, 2003 shall be for 3,000 shares of Class B Common Stock; and (ii) Annual Grants awarded after May 21, 2003 shall be for 5,093 shares of Class B Common Stock (4,000 shares of Class B Common Stock prior to adjustments made in connection with the Separation). Each Initial Grant and each Annual Grant shall be subject to the terms and conditions set forth in the Plan and shall have an option price per share equal to the Fair Market Value of a share of Class B Common Stock on the Date of Grant or, if the Date of Grant is not a business day on which the Fair Market Value can be determined, on the last business day preceding the Date of Grant on which the Fair Market Value can be determined. All Stock Options granted under the Plan shall be "Non-Qualified Stock Options" which do not meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended. The terms and conditions of the Stock Options shall be set forth in an option certificate which shall be delivered to the Participant reasonably promptly following the Date of Grant of such Stock Options.

Section 2.2 Exercise of Stock Options.

              (a)    Exercisability.    Stock Options shall be exercisable only to the extent the Participant is vested therein. Subject to Section 2.2(c), each Initial Grant of Stock Options under the Plan shall vest and become exercisable on the first anniversary of the Date of Grant. Subject to Section 2.2(c), each Annual Grant shall vest and become exercisable as follows: (i) for Annual Grants awarded before May 21, 2003, on the first anniversary of the Date of Grant; and (ii) for Annual Grants awarded after May 21, 2003, in three equal annual installments, on the first, second and third anniversaries of the Date of Grant.

              (b)    Option Period.

                  (i)    Latest Exercise Date.    No Stock Option granted under the Plan shall be exercisable after the tenth anniversary of the Date of Grant thereof.

                  (ii)    Registration Restrictions.    Any attempt to exercise a Stock Option or to transfer any shares issued upon exercise of a Stock Option by any Participant shall be void and of no effect, unless and until (A) a registration statement under the Securities Act of 1933, as amended, has been duly filed and declared effective pertaining to the shares of Class B Common Stock subject to such Stock Option, and the shares of Class B Common Stock subject to such Stock Option have been duly qualified under applicable federal or state securities or blue sky laws or (B) the Board, in its sole discretion, determines, or the Participant desiring to exercise such Stock Options, upon the request of the Board, provides an opinion of counsel satisfactory to the Board, that such registration or qualification is not required as a result of the availability of any exemption from registration or qualification under such laws. Without limiting the foregoing, if at any time the Board shall determine, in its sole discretion, that the listing, registration or qualification of the shares of Class B Common Stock under any federal or state law or on any securities exchange or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, delivery or purchase of such shares pursuant to the exercise of a Stock Option, such Stock Option shall not be exercisable in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

              (c)    Exercise in the Event of Termination of Services.

                  (i)    Termination other than for Death or Disability.    If the services of a Participant as a director of the Company terminate for any reason other than for death or disability, the Participant may exercise his or her Stock Options until the first anniversary of the date of such termination, but only to the extent such Stock Options were vested on the termination date, subject to earlier expiration of such Stock Options pursuant to Section 2.2(b)(i). Upon a termination described in this Section 2.2(c)(i), the Participant shall relinquish all rights with respect to Stock Options that are not vested as of such termination date.

                  (ii)    Death.    If a Participant dies while serving as a director, his or her Stock Options may be exercised by any person who acquired the right to exercise such Stock Options by will or the laws of descent and distribution until the first anniversary of the date of death, but only to the extent such Stock Options were vested on the date of death, subject to earlier expiration of such Stock Options pursuant to Section 2.2(b)(i). All rights with respect to Stock Options that are not vested as of the date of death will terminate on such date of death.

                  (iii)    Permanent Disability.    If the services of Participant as a director of the Company terminate by reason of permanent disability, the Participant may exercise his or her Stock Options until the first anniversary of the date of such termination, but only to the extent such Stock Options were vested on the termination date, subject to earlier expiration of such Stock Options pursuant to Section 2.2(b)(i). Upon a termination described in this Section 2.2(c)(iii), the Participant shall relinquish all rights with respect to Stock Options that are not vested as of such termination date.

              (d)    Payment of Purchase Price Upon Exercise.    Every share of Class B Common Stock purchased through the exercise of a Stock Option shall be paid for in full in cash (e.g., personal bank check, certified check or official bank check) on or before the settlement date for such share of Class B Common Stock. In addition, the Participant shall make an arrangement acceptable to the Company to pay to the Company an amount sufficient to satisfy the combined federal, state and local withholding tax obligations which arise in connection with exercise of such Stock Options.

ARTICLE III
EFFECT OF CERTAIN CORPORATE CHANGES

              In the event of any merger, consolidation, stock-split, dividend (other than a regular cash dividend), distribution, combination, recapitalization or reclassification that changes the character or amount of the Class B Common Stock or any other changes in the corporate structure, equity securities or capital structure of the Company, the Board shall make such proportionate adjustments to (i) the number and kind of securities subject to any Stock Options, (ii) the exercise price of any Stock Options, (iii) the number and kind of securities subject to the Initial Grants and the Annual Grants referred to in Section 2.1 and (iv) the maximum number and kind of securities available for issuance under the Plan referred to in Section 1.5, in each case, as it deems appropriate. The Board may, in its sole discretion, also make such other adjustments as it deems appropriate in order to preserve, but not increase, the benefits or potential benefits intended to be made available hereunder upon the occurrence of any of the foregoing events. The Board's determination as to what, if any, adjustments shall be made shall be final and binding on the Company and all Participants.

ARTICLE IV
MISCELLANEOUS

Section 4.1 No Right to Re-election.

              Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any of its members for re-election by the Company's stockholders, nor confer upon any Participant the right to remain a member of the Board for any period of time, or at any particular rate of compensation.

Section 4.2 Restriction on Transfer.

              The rights of a Participant with respect to the Stock Options shall not be transferable by the Participant to whom such Stock Options are granted, except (i) by will or the laws of descent and distribution, (ii) upon prior notice to the Company, for transfers to members of the Participant's immediate family or trusts whose beneficiaries are members of the Participant's immediate family, provided, however, that such transfer is being made for estate and/or tax planning purposes without consideration being received therefor, (iii) upon prior notice to the Company, for transfers to a former spouse incident to a divorce or (iv) for such other transfers as the Board may approve, subject to any conditions and limitations that it may, in its sole discretion, impose.

Section 4.3 Stockholder Rights.

              No grant of Stock Options under the Plan shall entitle a Participant, a Participant's estate or a permitted transferee to any rights of a holder of shares of Class B Common Stock, except upon the delivery of share certificates to a Participant, the Participant's estate or the permitted transferee upon exercise of a Stock Option.

Section 4.4 No Restriction on Right of Company to Effect Corporate Changes.

              The Plan shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Class B Common Stock or the rights thereof or which are convertible into or exchangeable for Class B Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

Section 4.5 Exercise Periods Following Termination of Services.

              For the purposes of determining the dates on which Stock Options may be exercised following a termination of services or the death or disability of a Participant, the day following the date of such event shall be the first day of the exercise period and the Stock Options may be exercised up to and including the last business day falling within the exercise period. Thus, if the last day of the exercise period is not a business day, then the last date the Stock Options may be exercised is the last business day preceding the end of the exercise period. At the end of the relevant exercise period, each unexercised Stock Option shall expire.

Section 4.6 Headings.

              The headings of articles and sections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

Section 4.7 Governing Law.

              The Plan and all rights hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

ARTICLE V
AMENDMENT AND TERMINATION

Section 5.1 General.

              The Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part, including, without limitation, amending the provisions for determining the amount of Stock Options to be issued to an Outside Director, provided, however, that any amendment which under the requirements of applicable law or under the rules of the New York Stock Exchange or other principal stock exchange on which the Class B Common Stock is then listed must be approved by the stockholders of the Company shall not be effective unless and until such stockholder approval has been obtained in compliance with such law or rule; and no termination, suspension, alteration or amendment of the Plan that would adversely affect a Participant's rights under the Plan with respect to any award of Stock Options made prior to such action shall be effective as to such Participant unless he or she consents thereto.

Section 5.2 Amendment and Restatement.

              Stockholder approval for this amended and restated Plan, which was approved by the Board on June 14, 2005 shall be sought at the first annual meeting of stockholders following such date. In the event that stockholder approval is not obtained at or before such time, the Plan shall remain in effect in the form in which it existed prior to the June 14, 2005 amendment and restatement.

ARTICLE VI
EFFECTIVE DATE

              The Effective Date of the Plan is May 25, 2000 and stockholder approval was obtained at the first annual meeting of stockholders following such date. Unless earlier terminated in accordance with Article V above, the Plan shall terminate on the tenth anniversary of the Effective Date, and no further Stock Options may be granted hereunder after such date. No further awards shall be made under the Predecessor Plans after the Effective Date. Awards outstanding under the Predecessor Plans shall remain outstanding after the Effective Date subject to the terms thereof.

ANNEX D

CBS CORPORATION
2005 RSU PLAN FOR OUTSIDE DIRECTORS
(as amended and restated through May 25, 2006)

ARTICLE I

GENERAL

Section 1.1 Purpose.

              The purpose of the CBS Corporation 2005 RSU Plan for Outside Directors (the "Plan") is to benefit and advance the interests of CBS Corporation, a Delaware corporation (the "Company"), and its subsidiaries by obtaining and retaining the services of qualified persons who are not employees of the Company or its subsidiaries to serve as directors and to induce them to make a maximum contribution to the success of the Company and its subsidiaries.

Section 1.2 Definitions.

              As used in the Plan, the following terms shall have the following meanings:

                  (a) "Agreement" shall mean the written agreement or certificate or other documentation governing an Award under the Plan, which shall contain terms and conditions not inconsistent with the Plan and which shall incorporate the Plan by reference.

                  (b) "Annual RSU Grant" shall have the meaning set forth in Section 2.1.

                  (c) "Award" shall mean any Director RSU or Dividend Equivalent.

                  (d) "Board" shall mean the Board of Directors of the Company.

                  (e) "Class B Common Stock" shall mean the shares of Class B Common Stock, par value $0.001 per share, of the Company.

                  (f) "Code" shall mean the Internal Revenue Code of 1986, as amended, including any successor law thereto, and the rules and regulations promulgated thereunder from time to time.

                  (g) "Company" shall have the meaning set forth in Section 1.1.

                  (h) "Director RSUs" shall mean a contractual right granted to a Participant pursuant to Article II to receive shares of Class B Common Stock, subject to the terms and conditions set forth in the Plan. Director RSUs shall be settled exclusively in Class B Common Stock, with fractional shares payable in cash. Director RSUs include both the Initial RSU Grants and the Annual RSU Grants.

                  (i) "Dividend Equivalent" shall mean a right to receive a payment based upon the value of the regular cash dividend paid on a specified number of shares of Class B Common

    Stock as set forth in Article III below. Payment in respect of Dividend Equivalents upon settlement shall be in shares of Class B Common Stock except as set forth in Article III below.

                  (j) "Effective Date" shall mean the effective date of the Plan provided for in Article VII below.

                  (k) "Fair Market Value" of a share of Class B Common Stock on a given date shall be the closing price on such date on the New York Stock Exchange or other principal stock exchange on which the Class B Common Stock is then listed, as reported by The Wall Street Journal (Northeast edition) as the 4:00 p.m. (New York time) closing price or as reported by any other authoritative source selected by the Company.

                  (l) "Initial RSU Grant" shall have the meaning set forth in Section 2.1.

                  (m) "Outside Director" shall mean any member of the Board who is not an employee of the Company or any of its Subsidiaries.

                  (n) "Participant" shall mean any Outside Director to whom Awards have been granted under the Plan.

                  (o) "Plan" shall have the meaning set forth in Section 1.1.

                  (p) "Separation" shall mean the separation of former Viacom Inc. into two publicly-traded companies, CBS Corporation and new Viacom Inc., which was completed on December 31, 2005.

                  (q) "Stock Option Plan" shall mean the CBS Corporation 2000 Stock Option Plan for Outside Directors as amended as of December 31, 2005.

                  (r) "Subsidiary" shall mean a corporation (or a partnership or other enterprise) in which the Company owns or controls, directly or indirectly, more than 50% of the outstanding shares of stock normally entitled to vote for the election of directors (or comparable equity participation and voting power).

Section 1.3 Administration of the Plan.

              The Plan shall be administered by the members of the Board who are not Outside Directors and such Board members shall determine all questions of interpretation, administration and application of the Plan. Such Board members' determinations shall be final and binding in all matters relating to the Plan. The Board may authorize any officer of the Company to execute and deliver an Agreement on behalf of the Company to a Participant.

Section 1.4 Eligible Persons.

              Awards shall be granted only to Outside Directors.

Section 1.5 Class B Common Stock Subject to the Plan.

              Subject to adjustment in accordance with the provisions of Article IV hereof, the maximum number of shares of Class B Common Stock available for Awards made under the Plan, on or after January 1, 2006, when aggregated with the number of shares of Class B Common Stock available for

Awards made under the Stock Option Plan, on or after January 1, 2006, shall be 424,759 plus any shares that are available to be regranted pursuant to the last sentence of this Section 1.5. The shares of Class B Common Stock shall be made available from authorized but unissued shares of Class B Common Stock or from shares of Class B Common Stock issued and held in the treasury of the Company. The settlement of any Awards under the Plan in any manner shall result in a decrease in the number of shares of Class B Common Stock which thereafter may be issued for purposes of this Section 1.5 by the number of shares issued upon such settlement. Shares of Class B Common Stock with respect to which Awards lapse, expire or are cancelled without being settled or are otherwise terminated may be regranted under the Plan.

ARTICLE II

RESTRICTED SHARE UNITS

Section 2.1 Grants of Restricted Share Units.

              (a)    On the date of the Company's 2005 Annual Meeting of Stockholders, each Outside Director as of such date shall automatically be granted a number of Director RSUs determined by dividing (i) $55,000 by (ii) the Fair Market Value of one share of Class B Common Stock on the date of grant (the "Initial RSU Grant"). The Initial RSU Grant is made in respect of the period from the date of the Company's 2005 Annual Meeting of Stockholders through January 31, 2006, and only persons who are Outside Directors as of the Company's 2005 Annual Meeting of Stockholders shall be entitled to receive the Initial RSU Grant. Thereafter, on January 31st of 2006 and each subsequent year, each Outside Director shall automatically be granted a number of Director RSUs determined by dividing (i) $55,000 by (ii) the Fair Market Value of one share of Class B Common Stock on the date of grant (an "Annual RSU Grant"). With respect to the Initial RSU Grant and each Annual RSU Grant, if the relevant date of grant is not a business day on which the Fair Market Value can be determined, then the Fair Market Value shall be determined as of the last business day preceding the relevant date of grant on which the Fair Market Value can be determined. The terms and conditions of the Director RSUs shall be set forth in an Agreement which shall be delivered to the Participants reasonably promptly following the relevant date of grant of such Director RSUs.

              (b)    None of the Initial RSU Grant or the Annual RSU Grants shall be prorated and persons who become Outside Directors after the date of a particular Award shall first become eligible to receive an Award under the Plan as of the date of the next Annual RSU Grant.

Section 2.2 Vesting.

              Director RSUs shall be settled only to the extent the Participant is vested therein. Subject to Section 2.3(b), the Initial RSU Grant and each Annual RSU Grant shall vest on the first anniversary of the relevant date of grant.

Section 2.3 Settlement of Restricted Share Units.

              (a)    Settlement.    On the date on which Director RSUs vest, all restrictions contained in the Agreement covering such Director RSUs and in the Plan shall lapse as to such Director RSUs and the Director RSUs shall be payable in shares of Class B Common Stock, with any fractional shares payable in cash, and shall be evidenced in such manner as the Board in its discretion shall deem appropriate, including, without limitation, book-entry registration or issuance of one or more stock certificates. If stock certificates are issued, such certificates shall be delivered to the Participant or such certificates shall be credited to a brokerage account if the Participant so directs; provided, however, that such certificates shall bear such legends as the Board, in its sole discretion, may determine to be necessary or advisable in order to comply with applicable federal or state securities laws. Any fractional shares of Class B Common Stock to which a Participant becomes entitled shall not be settled by delivery of shares but instead shall be paid in cash, based on the Fair Market Value of the Class B Common Stock on the date of payment.

              (b)    Settlement in the Event of Termination of Services.    If the services of a Participant as a director of the Company terminate for any reason the Participant shall forfeit all unvested Director RSUs as of the date of such event.

              (c)    Deferral of Settlement.    Notwithstanding Section 2.3(a), a Participant may elect to defer settlement of any or all Director RSUs to a date subsequent to the vesting date of such Director RSUs, provided that, with respect to each Annual RSU Grant, such election to defer is made no later than December 31 of the taxable year prior to the year in which the Outside Director performs the services for which such Director RSUs are granted and, with respect to the Initial RSU Grant, such election to defer is made within 30 days of the date of the Company's 2005 Annual Meeting of Stockholders. Settlement of any deferred Director RSUs shall be made in a single distribution or three or five annual installments in accordance with the Participant's deferral election. The single distribution or first annual installment, as applicable, will be payable on the later of (i) six months following the date of the Participant's termination of services on the Board for any reason or (ii) January 31 of the calendar year following the calendar year in which the Participant's services on the Board terminates for any reason.

ARTICLE III

DIVIDEND EQUIVALENTS

              The Participant shall be entitled to receive Dividend Equivalents on the Director RSUs in the event the Company pays a regular cash dividend with respect to the shares of Class B Common Stock. The Company shall maintain a bookkeeping record that credits the dollar amount of the Dividend Equivalents to a Participant's account on the date that it pays such regular cash dividend on the shares of Class B Common Stock. Dividend Equivalents shall accrue on the Director RSUs until the Director RSUs vest, at which time they shall be paid in shares of Class B Common Stock determined by dividing (i) the aggregate amount credited in respect of such Dividend Equivalents by (ii) the Fair Market Value on the vesting date, with any fractional shares resulting from this calculation paid in cash. Payment of Dividend Equivalents that have been credited to the Participant's account will not be made with respect to any Director RSUs that do not vest and are cancelled.

              In addition, if the Participant elects to defer settlement of the Director RSUs, such Director RSUs will continue to earn Dividend Equivalents on the deferred Director RSUs through the settlement date. All such Dividend Equivalents credited to the Participant's account with respect to deferred Director RSUs shall be converted, on the anniversary of the date on which the Director RSUs originally vested and on each anniversary thereof, as appropriate, until the Director RSUs are settled, into additional whole and/or fractional Director RSUs, based on the Fair Market Value of the Class B Common Stock on the respective dates. Such additional Director RSUs shall be deferred subject to the same terms and conditions as the Directors RSUs to which the Dividend Equivalents originally related.

ARTICLE IV

EFFECT OF CERTAIN CORPORATE CHANGES

              In the event of any merger, consolidation, stock-split, dividend (other than a regular cash dividend), distribution, combination, recapitalization, reclassification, reorganization, split-off or spin-off that changes the character or amount of the shares of Class B Common Stock or any other changes in the corporate structure, equity securities or capital structure of the Company, the Board shall make such proportionate adjustments to (i) the number and kind of securities subject to any outstanding Awards, (ii) the number and kind of securities subject to the Initial RSU Grant and the Annual RSU Grants referred to in Section 2.1, and (iii) the maximum number and kind of securities available for issuance under the Plan referred to in Section 1.5, in each case, as it deems appropriate. The Board may, in its sole discretion, also make such other adjustments as it deems appropriate in order to preserve, but not increase, the benefits or potential benefits intended to be made available hereunder upon the occurrence of any of the foregoing events. The Board's determination as to what, if any, adjustments shall be made shall be final and binding on the Company and all Participants. Adjustments under this Article shall be conducted in a manner consistent with any adjustments under the Stock Option Plan.

ARTICLE V

MISCELLANEOUS

Section 5.1 No Right to Re-election.

              Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any of its members for re-election by the Company's stockholders, nor confer upon any Participant the right to remain a member of the Board for any period of time, or at any particular rate of compensation.

Section 5.2 Restriction on Transfer.

              The rights of a Participant with respect to any Awards under the Plan shall not be transferable by the Participant to whom such Awards are granted, except (i) by will or the laws of descent and distribution, (ii) upon prior notice to the Company, for transfers to members of the Participant's immediate family or trusts whose beneficiaries are members of the Participant's immediate family, provided, however, that such transfer is being made for estate and/or tax planning purposes without consideration being received therefor, (iii) upon prior notice to the Company, for transfers to a former spouse incident to a divorce or (iv) for such other transfers as the Board may approve, subject to any conditions and limitations that it may, in its sole discretion, impose.

Section 5.3 Stockholder Rights.

              No grant of an Award under the Plan shall entitle a Participant, a Participant's estate or a permitted transferee to any rights of a holder of shares of Class B Common Stock, except upon the delivery of share certificates to a Participant, the Participant's estate or the permitted transferee upon settlement of an Award.

Section 5.4 No Restriction on Right of Company to Effect Corporate Changes.

              The Plan shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the shares of Class B Common Stock or the rights thereof or which are convertible into or exchangeable for shares of Class B Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

Section 5.5 Headings.

              The headings of articles and sections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

Section 5.6 Governing Law.

              The Plan and all rights hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

ARTICLE VI

AMENDMENT AND TERMINATION

Section 6.1 General.

              The Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part, including, without limitation, amend the provisions for determining the amount of Director RSUs to be issued to an Outside Director, provided, however, that any amendment which under the requirements of applicable law or under the rules of the New York Stock Exchange or other principal stock exchange on which the shares of Class B Common Stock are then listed must be approved by the stockholders of the Company shall not be effective unless and until such stockholder approval has been obtained in compliance with such law or rule; and no alteration, amendment, suspension or termination of the Plan that would adversely affect a Participant's rights under the Plan with respect to any Award made prior to such action shall be effective as to such Participant unless he or she consents thereto, provided, however, that no such consent shall be required if the Board determines in its sole discretion that any such alteration, amendment, suspension or termination is necessary or advisable to comply with any law, regulation, ruling, judicial decision or accounting standards or to ensure that Director RSUs or Dividend Equivalents are not subject to federal, state or local income tax prior to settlement.

Section 6.2 Amendment and Restatement.

              Stockholder approval for this amended and restated Plan, which was approved by the Board on June 14, 2005, shall be sought at the first annual meeting of stockholders following such date. In the event that stockholder approval is not obtained at or before such time, the Plan shall remain in effect in the form in which it existed prior to the June 14, 2005 amendment and restatement.

ARTICLE VII

EFFECTIVE DATE

              The Effective Date of the Plan is May 26, 2005, the date on which stockholder approval was first obtained at the Company's 2005 Annual Meeting of Stockholders. Unless earlier terminated in accordance with Article VI above, the Plan shall terminate on the fifth anniversary of the Effective Date, and no further Awards may be granted hereunder after such date.

51 W. 52ND STREET NEW YORK, NY 10019	ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by CBS Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-rnail or the Internet. To sign up for electronic delivery, please follow the instructions to vote below using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY INTERNET—www.proxyvote.com
Use the Internet to transmit your voting instructions and to sign up for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time on May 24, 2006 (May 23, 2006 for participants in 401(k) plans). Have this proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE—1-800-690-6903
If you live in the United States or Canada, use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time on May 24, 2006 (May 23, 2006 for participants in 401(k) plans). Have this proxy card in hand when you call and then follow the recorded instructions.

VOTE BY MAIL
Mark, sign and date this proxy card and return it in the enclosed postage-paid envelope or return it to CBS Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717, so that it is received prior to the Annual Meeting on May 25, 2006.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	CBSCR1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

1.	Election of 12 Directors
	Nominees:				For All	Withhold All	For All Except
	01) 02) 03) 04) 05) 06)	David R. Andelman Joseph A. Califano, Jr. William S. Cohen Philippe P. Dauman Charles K. Gifford Bruce S. Gordon	07) 08) 09) 10) 11) 12)	Leslie Moonves Shari Redstone Sumner M. Redstone Ann N. Reese Judith A. Sprieser Robert D. Walter	☐	☐	☐	To withhold authority to vote for any individual nominee, mark "For All Except" and write the nominee's name on the line below.

		For	Against	Abstain
2.	Ratification of the appointment of PricewaterhouseCoopers LLP to serve as CBS Corporation's independent auditor for fiscal year 2006.	☐	☐	☐
3.	Proposal to approve the amended and restated CBS Corporation 2004 Long-Term Management Incentive Plan.	☐	☐	☐
4.	Proposal to approve the amended and restated CBS Corporation 2000 Stock Option Plan for Outside Directors.	☐	☐	☐
5.	Proposal to approve the amended and restated CBS Corporation 2005 RSU Plan for Outside Directors.	☐	☐	☐
6.	Shareholder proposal for a recapitalization plan.	☐	☐	☐
For Address Changes/Comments, please check this box and write them on the back where indicated.	☐		Please sign, date and return this Proxy in the enclosed postage-paid envelope.
	Yes	No	Note: Please sign exactly as your name or names appear on this
Please indicate if you plan to attend this meeting. If you check "Yes," an admission ticket will be sent to you.	☐	☐	Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a
HOUSEHOLDING ELECTION—Please indicate if you consent to receive certain future investor communications in a single package per household	☐	☐	corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

CBS CORPORATION
51 West 52nd Street
New York, NY 10019

2006 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 25, 2006

        The undersigned stockholder(s) hereby appoint(s) SUMNER M. REDSTONE and LESLIE MOONVES or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote all of the shares of Class A Common Stock of CBS Corporation that the stockholder(s) is/are entitled to vote at the 2006 Annual Meeting of Stockholders to be held at 10:30 a.m.. Eastern Daylight Time, on Thursday, May 25, 2006, at the Equitable Center, 787 Seventh Avenue (at 51st Street), New York, NY, and at any adjournments or postponements thereof on the matters set forth on the reverse side hereof as more fully described in the Notice of 2006 Annual Meeting of Stockholders and Proxy Statement.

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CBS CORPORATION. THlS PROXY, WHEN PROPERLY EXECUTED AND TIMELY RECEIVED PRIOR TO THE MEETING, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S).

        The close of business on March 31, 2006 has been fixed as the record date for determining the holders of shares of CBS Corporation Class A Common Stock entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. For a period of at least ten days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the Annual Meeting will be open to the examination of any stockholder during ordinary business hours at the Company's corporate headquarters located at 51 West 52nd Street, New York, New York.

        You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The Board of Directors recommends a vote FOR matters (1), (2), (3), (4) and (5) and AGAINST matter (6). Therefore, unless otherwise specified, the vote represented by this proxy will be cast FOR matters (1), (2), (3), (4) and (5) and AGAINST matter (6). The proxy holders are directed to vote as specified on the reverse side hereof and in their discretion on all other matters.

        Attention participants in 401(k) plans: If you hold shares of CBS Corporation Class A Common Stock through CBS Corporation's 401(k) plans, you should complete, sign and return this proxy card to instruct the trustee of the respective plan how to vote these shares. Your proxy must be received no later than 11:59 p.m., Eastern Daylight Time, on May 23, 2006 so that the trustee of the plans (who votes the shares on behalf of plan participants) has adequate time to tabulate the voting instructions. Your voting instructions will be kept confidential. Any shares of CBS Corporation Class A Common Stock held in the CBS 401(k) plans that are not voted or for which the trustee does not receive timely voting instructions will be voted by the trustee in the same proportion as the shares held in the respective plan that are timely voted.

PLEASE MARK, SIGN, DATE AND RETURN THlS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)